SCHEDULE 14A
                                  (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant             [X]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [ ] Confidential, for Use of
                                                 the Commission Only
                                                 (as permitted by
                                                 Rule 14a6(e)(2))
[  ]     Definitive Proxy Statement

[  ]     Definitive Additional Materials

[  ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 XCL LTD.
          (Name of Registrant as Specified in Its Charter)

                                   N/A
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-
          6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
      0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
        Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

                                                PRELIMINARY COPY
                              XCL LTD.


DEAR SHAREHOLDER:

          You are cordially invited to attend the Special Meeting in Lieu of Annual Meeting of Shareholders of XCL Ltd. to be held at 10:00 a.m., Central Standard Time, on Wednesday, December 17, 1997, in the Acadia Room of the Hotel Acadiana, located at 1801 West Pinhook Road, Lafayette, Louisiana 70508.

          The attached materials include the Notice of Special Meeting in Lieu of Annual Meeting of Shareholders and the Proxy Statement, which contains information concerning the meeting, the nominees for election as members of the Board of Directors, a proposal to amend and restate the Company's Certificate of Incorporation to effect a one-for-[] reverse split of the Common Stock of the Company, approval of a proposal to amend and restate the Long Term Stock Incentive Plan, and other relevant matters.

          Management will report on the Company's activities and future plans and prospects of the Company during the last fiscal year and future plans and prospects of the Company, and shareholders will have an opportunity to ask questions about its operations and prospects.

          Shareholder interest in the affairs of the Company is welcomed and encouraged, and it is requested that you please complete, sign, date, and promptly return your proxy in the enclosed envelope. Such action will not limit your right to vote in person if you attend the meeting in person, but will assure your representation if you cannot attend.

                              Sincerely,

                              MARSDEN W. MILLER, JR.
                              Chairman of the Board
                              and Chief Executive Officer

[November 17], 1997

                           XCL LTD.
                   (a Delaware corporation)

                110 Rue Jean Lafitte, 2nd Floor
                  Lafayette, Louisiana  70508

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

                To Be Held On December 17, 1997

TO OUR SHAREHOLDERS:

    The Special Meeting in Lieu of Annual Meeting of Shareholders (the "Meeting") of XCL Ltd. (the "Company") will be held in the Acadia Room of the Hotel Acadiana, located at 1801 West Pinhook Road, Lafayette, Louisiana, on December 17, 1997 at 10:00 a.m., Central Standard Time, to consider and take action on the following matters:

          1. The election of three Class I directors for three-year terms, each to hold office until the 2000 Annual Meeting of Shareholders or until a successor shall have been elected and shall have qualified;

          2. To approve the amendment and restatement of the Company's Certificate of Incorporation to effect a reverse split of the Company's issued and outstanding Common Stock on the basis that each [] shares then outstanding will be converted into one share of Common Stock, par value $.01 per share, with a payment in cash in lieu of fractional shares to stockholders who presently own fewer than [] shares and certain other nonsubstantive ministerial changes.

          3. To approve the amendment and restatement of the Company's Long Term Stock Incentive Plan, effective as of June 1, 1997, and certain grants made thereunder.

          4. To approve the award of an Appreciation Option to M.W. Miller, Jr.

          5. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

    Only shareholders of record at the close of business on Monday, November 10, 1997 are entitled to notice of and to vote at the Meeting.

     YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE.

                        BY  ORDER  OF  THE  BOARD OF DIRECTORS,

                        LISHA C. FALK

                        Secretary

[November 17], 1997

          This  document  is  important and requires  your
immediate attention.   If you are in any doubt as to the action
you  should take,   you  should  consult  your stockbroker,
bank   manager, solicitor, accountant or other professional
advisor immediately.

          If you have sold all of your shares of XCL Ltd. after November 10, 1997, the record date of the Meeting, you should hand this document and accompanying form of proxy to the purchaser or to the agent through whom the sale was effected for transmission to the purchaser.

                            XCL LTD.
 (Incorporated with limited liability in the United States of America under the laws of the State of Delaware)

                         [November 17], 1997

Directors:                                  Principal Executive Office:

M.W. Miller, Jr.* (Chairman of the Board    110 Rue Jean Lafitte, 2nd Floor
  and Chief Executive Officer)              Lafayette, Louisiana 70508
J.T. Chandler*                              USA
David A. Melman*
R. Thomas Fetters, Jr.*
F. Hofheinz*
A.W. Hummel, Jr.*
M. Palliser
F.J. Reinhardt, Jr.*

* U.S. Citizen

                         PROXY STATEMENT
                              FOR
  SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS


Solicitation and Voting of Proxies

          This  Proxy Statement is furnished in connection
with the solicitation of proxies on behalf of the Board of Directors of XCL Ltd. (the "Company") to be voted at the Special Meeting in Lieu of Annual Meeting of Shareholders (the "Meeting") to be held in the Acadia Room of the Hotel Acadiana, located at 1801 West Pinhook Road, Lafayette,
Louisiana, on Wednesday,  December  17, 1997,   at  10:00 a.m.,
Central  Standard  Time,  and  at any adjournment  thereof.
The approximate date on which this Proxy Statement and the enclosed form of proxies are first being sent or given to shareholders of record is [November 17], 1997.

     The Board of Directors of the Company has fixed the close of business on November 10, 1997 as the record date for the determination of holders of shares of outstanding capital stock entitled to notice of and to vote at the Meeting. On
November 10, 1997, there were outstanding: [] shares of common stock, $.01 par value ("Common Stock"), the holders of which will be entitled  to cast  one  vote per share on each matter submitted to a  vote  at the Meeting; []  shares  of  Amended
Series  A,   Cumulative Convertible Preferred Stock, $1.00 par value
("Amended Series A Preferred Stock"), the holders of which will be entitled to cast one hundred seventy (170) votes per share on each matter submitted to a vote at the Meeting; [] shares of Series B, Cumulative Preferred Stock, $1.00 par value ("Series B Preferred Stock"), the holders of which will be entitled to cast fifty (50) votes per share on each matter submitted to a vote at the Meeting;
and  []  shares  of  Series F, Cumulative Convertible Preferred
Stock, $1.00 par value ("Series F Preferred Stock"), the holders of which are not entitled to vote at the Meeting. The presence, in person or by proxy, of the holders of issued and outstanding shares of capital stock entitled to cast an aggregate of [] votes at the Meeting will constitute a quorum for the transaction of business.

      Proxies in the accompanying forms which are properly completed, signed, dated and returned to the Company and not revoked  will be voted in accordance with instructions
contained therein.   Shareholders  are urged to specify  their
choices  by marking the appropriate boxes on the enclosed proxy
card;  if no choice   has  been  specified,  the  shares  will
be voted as recommended by the Board of Directors. Accordingly, proxies will be voted "FOR" Proposals 1, 2, 3 and 4 set forth in the accompanying forms of proxy.

          Shareholders have 3 choices as to their vote on
Proposals 2, 3  and  4  to  be  voted upon at the Meeting in addition  to the election  of directors. Shareholders may vote
"FOR" such Proposal or  vote  "AGAINST"  such Proposal or
"ABSTAIN"  from voting  by checking  the  appropriate box.
Abstentions and broker  non-votes (matters  of  a  nonroutine nature as to which  brokers  holding shares  in street name
have received no instructions from  their clients and,
accordingly, do not vote) on Proposal 2  will  have the effect of  a  negative vote since  the  amendment  of  the Certificate of Incorporation requires the affirmative  vote of holders of a majority of the outstanding shares of voting capital stock
entitled  to  vote  on the matter. Abstentions  will  be
counted in the tabulations of votes and broker non-votes will not be  counted  for the purposes of determining whether
Proposals  3 and  4  have  been  approved since these proposals require  the approval  of a majority of the votes entitled to be cast  by  the shares  of voting capital stock present at the
Meeting, in person or  by proxy, and entitled to vote on the
matters.   Abstentions and broker non-votes are counted for
purposes of determining the presence or absence of a quorum for the transaction of business. The Board of Directors hopes that shareholders will exercise their right to vote rather than abstaining from voting. It is necessary that proxies be signed, dated and returned for all such shares to be voted at the Meeting.

     Each shareholder who executes the enclosed proxy may revoke it at any time prior to its being exercised by delivering written notice to the Secretary of the Company. Mere attendance at the Meeting will not revoke the proxy, but a shareholder present at the Meeting, upon notice to the Secretary, may revoke such proxy and vote in person. Expenses of Solicitation

     The cost of soliciting proxies will be borne by the Company, including expenses incurred in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. The solicitations will be made in person and by mail. The
Company will supply brokers or persons holding shares of record in their names or in the names of their nominees for other persons, as beneficial owners, with such additional copies of proxies and Proxy Statements as may reasonably be requested in order for such record holders to send one copy to each beneficial owner, and will, upon request of such record holders, reimburse them for their reasonable expenses in mailing such materials.

               The Company has retained the services of ChaseMellon Shareholder Services to solicit proxies on behalf of the Company. Services to be performed under the engagement will include consultation with respect to planning and organizing the Meeting, search and distribution of materials, and solicitation of proxies from brokers, banks, nominees and other holders. The fee for this solicitation service is estimated to be approximately $9,500, depending upon the services performed by the soliciting agent and will be paid by the Company, as well as reimbursement of out-of pocket expenses.

      Further, certain directors, officers and employees of the Company and its financial advisors, not especially employed for this purpose, may solicit proxies, without additional remuneration therefor, by mail, telephone, telegraph or personal interview.

Security Ownership of Management

               The following table sets forth information concerning the shares of the Company's Common Stock owned beneficially by each director and nominee for director of the Company and all directors and officers as a group as of November [], 1997. As of that date there were [] shares of Common Stock issued and outstanding. The mailing address for all such individuals is XCL Ltd., 110 Rue Jean Lafitte, 2nd Floor, Lafayette, Louisiana 70508.

                                       Common Stock
                                   Number             Percent
 Name of Beneficial Owner         of Shares           of Class (5)
 ------------------------         ---------           ------------
Marsden W. Miller, Jr.........         [] (1)(2)(3)     []

John T. Chandler..............         [] (1)(2)(3)     []

David A. Melman...............         [] (2)(3)        []

Benjamin B. Blanchet..........         [] (2)(3)        []

Fred Hofheinz.................         [] (2)           []

Arthur W. Hummel, Jr..........         [] (2)           []

Sir Michael Palliser                   [] (2)           []

Francis J. Reinhardt, Jr......         [] (2)(4)        []

R. Thomas Fetters, Jr.........         [] (2)           []

All directors and officers
of the Company as a group ([] persons) [](2)(3)         []
___________

(1) Includes 200,000 shares which are subject to an option granted under agreement dated October 1, 1985 in favor of John T. Chandler. Such shares are also included in Mr. Chandler's holding inasmuch as the option is presently exercisable. For purposes of the total holdings of the group, the shares are included solely in Mr. Miller's share holdings.

(2) Includes shares of Common Stock which may be acquired pursuant to options which are exercisable within 60 days

(3) Includes shares of Common Stock which may be acquired pursuant to stock purchase warrants exercisable within 60 days.

(4)  Includes  100,000 shares of Common Stock owned  by  Carl
     H. Pforzheimer & Co. of which Mr. Reinhardt is a general partner and 200,000 shares owned by Petroleum and Trading Corporation of which Mr. Reinhardt is an
     officer  and director.   Mr. Reinhardt disclaims
     beneficial ownership of the shares owned by Petroleum and Trading Corporation.

(5) Calculated without taking into account the results of the Reverse Stock Split (as hereinafter defined). See "Proposal 2 - To Amend and Restate the Company's Certificate of Incorporation to Effect A Reverse Stock Split."


Security Ownership of Certain Beneficial Owners

     The following table sets forth as of November [], 1997, the individuals or entities known to the Company to own more than 5 percent of the Company's outstanding shares of voting securities. As of that date there were [] shares of Common Stock; [and] [] shares of Amended Series A Preferred Stock and [] shares of Series B Preferred Stock issued and outstanding. Except as otherwise indicated, all shares are owned both of record and beneficially and the Percent of Class figure does not reflect the results of the Reverse Stock Split.

                                                Amended Series A     Series B
                          Common Stock (1)     Preferred Stock (2)  Preferred Stock (3)
                       ---------------------  --------------------  --------------------
   Name and Address    Number of    Percent   Number of   Percent   Number of   Percent
 of Beneficial Owner   Shares       of Class  Shares      of Class  Shares      of Class
 -------------------   ---------    --------  ---------   --------  ---------   --------
China Investment  &        []          []       []            []       []         []
Development
 Co., Ltd.
16th Floor, No. 563
Chung   Hsiao    E.
Road, Sec. 4
Taipei, Taiwan

Cumberland                 []          []       []            []        -          -
Associates
1114 Avenue of  the
Americas
New  York, New York
10036

Kayne Anderson             []          []       []            []        -          -
Investment
 Management, Inc.
1800 Avenue of  the
Stars, 2nd Floor
Los Angeles,
California 90026

Mitch Leigh                []          []      []             []        -          -
29 West 57th Street
New  York, New York
10019

Phildrew  Nominees         []          []      []             []        -          -
Limited
Triton Court
14 Finsbury Square
London EC2A 1PD
United Kingdom

T.  Rowe  Price   &        []          []      []             []        -          -
Associates, Inc.
100 East   Pratt
Street, 9th Floor
Baltimore, Maryland
21202

_______________

(1)  This  table includes shares of Common Stock issuable upon conversion  of the shares of Amended Series A Preferred
     Stock,  and  Series  F Preferred Stock. Each  share  of Amended
     Series  A  Preferred Stock is convertible  into approximately 170
     shares of Common Stock.  Each share  of Series   F   Preferred
     Stock is convertible into approximately 400 shares of Common Stock.
     The Series F Preferred Stock is nonvoting except in certain limited circumstances. The holders of Amended Series A Preferred Stock are entitled to cast the same number of votes as the shares of Common Stock then issuable upon conversion thereof
     (currently 170 votes) on any matter subject to the vote of Common Stockholders.

(2)  Each share of Series B Preferred Stock is entitled to 50 votes per share.

(3)  Includes   3,325,000  shares  which  are  issuable upon
     exercise of outstanding Class B Warrants and 14,940,244 shares reserved for redemption of the Series B Preferred Stock, which may be issued to or sold on behalf of the holder.

(4)  Includes  [] shares issuable upon conversion  of Amended
     Series A Preferred Stock.

(5) Includes [] shares issuable upon conversion of Amended Series A Preferred Stock, 6,602,000 shares issuable upon conversion of Series E Preferred Stock, and [] shares issuable upon the exercise of outstanding stock purchase warrants.

(6) Includes 7,379,200 shares issuable upon conversion of Series F Preferred Stock; 3,000,000 shares issuable upon the exercise of outstanding stock purchase warrants; 692,400 shares issuable upon conversion of Series F Preferred Stock owned by Mr. Leigh's wife; 1,028,026 shares held in custodial and trust accounts for Mr. Leigh's minor children; and 432,526 shares issuable upon exercise of outstanding stock purchase warrants held in trust for Mr. Leigh's minor children.
     Mr. Leigh disclaims beneficial ownership of all shares held by his wife and minor children.

(7) Represents shares issuable upon conversion of Amended Series A Preferred Stock.

(8) Includes [] shares issuable upon conversion of Amended Series A Preferred Stock.

                   PROPOSAL 1 - ELECTION OF DIRECTORS

Board of Directors and Committees

          Under the Certificate of Incorporation, as amended, and the Amended and Restated Bylaws of the Company, the Board of Directors is divided into three classes of directors serving staggered three-year terms, with one class of directors to be elected at each annual meeting of shareholders and to hold office until the end of their term or until their successors have been elected and qualified. The current Class I directors, whose terms of office expire at the Meeting are Messrs. David A. Melman, Sir Michael Palliser and Arthur W. Hummel, Jr., the current Class II directors are Messrs. Marsden W. Miller, Jr., R. Thomas Fetters, Jr. and
Francis J. Reinhardt, Jr. and the current Class III directors are Messrs. John T. Chandler and Fred Hofheinz. Mr. Melman, a Class I director, has elected for personal reasons not to stand for reelection as a Class I director.

        The Board held five meetings in 1996. The average attendance by directors at these meetings was 97 percent, and all directors attended 98 percent of the Board and Committee meetings they were scheduled to attend.

          Under  Delaware law and the Bylaws, incumbent
directors have  the  power  to  fill  any  vacancies  on the
Board of Directors,  however occurring, whether by an increase in
the number of directors,   death,   resignation,   retirement,
disqualification, removal from office or otherwise. Any director elected by the Board to fill a vacancy would hold office for the unexpired term of the director whose place has been filled; except that a director elected to fill a newly created directorship resulting from an increase in the number of directors, whether elected by the Board or shareholders, would hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until his successor is elected and qualified. If the size of the Board is increased, the additional directors would be apportioned among the three classes to make all classes as nearly equal as possible. On June 5, 1997, Mr. Fetters was appointed to fill the vacancy created by the resignation of Edmund McIlhenny, Jr. as a Class II director.

     Pursuant to the terms of an agreement dated April 17, 1992 between the Company and China Investment & Development Co., Ltd. ("CIDC"), the Company granted to CIDC the right to appoint a nonvoting observer to the Company's Board of Directors so long as CIDC owns at least 16,667 shares of Series B Preferred Stock or their equivalent in Common Stock upon exercise of the Class B Warrants. CIDC has commenced a legal action against the Company in respect of its shares of Series B Preferred Stock as described in greater detail in "Certain Relationships and Related Transactions" below. The Company is presently in negotiations with CIDC to settle the action.

     There are no arrangements or understandings with any directors pursuant to which he has been elected a director nor are there any family relationships among any directors or executive officers.

     The  Company  has  an  Executive Committee,  whose
1996 members included Messrs. Miller, Chandler and Melman. The Committee met twice during 1996 and, subject to certain statutory limitations on its authority, has all of the  powers of the  Board of Directors while the Board is not in session, except the power to declare dividends, make and alter Bylaws, fill vacancies  on the Board or the Executive  Committee,  or change the membership of the Executive Committee. The Company also  has a Compensation Committee whose present members  are
Messrs. Palliser, Hofheinz,  Hummel  and   Reinhardt. The
Compensation  Committee met once in 1996.  It is charged with the responsibility  of  administering  and interpreting  the
Company's stock option plans; it also recommends to the Board the
compensation   of   employee-directors,   approves the
compensation of other executives and recommends policies dealing with compensation and personnel engagements.
The Company also has an Audit Committee whose present members are Messrs. Hofheinz, Hummel, Palliser and Reinhardt. The
Audit Committee met once in 1996. It reviews with the independent auditors the general scope of audit coverage.
Such review includes consideration of the Company's accounting practices, procedures and system of internal accounting controls. The Audit Committee also recommends to the Board the appointment of the Company's independent auditors engaged by the Company. The Company has no standing nominating committee, the functions customarily attributable to such committee being performed by the Board of Directors as a whole.

Nominees for Directors and Recommendation of the Board

     Messrs.  Arthur  W.  Hummel, Jr., Michael  Palliser and
Benjamin  B.  Blanchet, have been nominated by the Board  for election  as Class I directors, to hold office for  three-year terms expiring at the 2000 annual meeting of shareholders,  or in all cases until their successors are elected and qualified.
Unless authority to vote for election of directors (or for one or all  nominees) shall  have been withheld  in  the  manner provided in the accompanying proxies, the votes represented by such proxies
will be cast for the election of the nominees set forth   herein,
or for one or  more  substitute   nominees recommended  by the Board
of Directors in the event  that,  by reason  of contingencies not presently known to the  Board  of Directors,  one or all
nominees should become unavailable for election.   The affirmative
vote of a plurality of the votes cast at the Meeting by shareholders present in person or by proxy, a quorum being present, is required for
the election of such   directors.  The  Board  of Directors recommends
that shareholders vote FOR the nominees for election as Class I directors.

Biographical Information

     Set forth below is a brief biographical summary of the nominees for election as directors. Messrs. Arthur W. Hummel, Jr. and Michael Palliser presently serve as a director.

          ARTHUR W. HUMMEL, JR., seventy-seven years old, a director since April 1994, is the former U.S. Ambassador to the People's Republic of China during the period 1981 to 1985. He has been active in consulting with firms doing business in East Asia, and participating in academic and scholarly conferences in the U.S. and in the East Asia region since his retirement, after thirty five years of service, from the State Department in 1985. He is a member and trustee of many academic, business, and philanthropic organizations involved in international affairs.

     Mr. Hummel was born in China. After education in the U.S. he returned to China prior to Pearl Harbor. After internment by the Japanese for approximately two years, he escaped and fought for approximately three years with Chinese guerrillas behind the Japanese lines in north China until the end of the war.

     He  obtained an M.A. (Phi Beta Kappa) in Chinese
studies from  the University of Chicago in 1949, and joined the
State Department  in  1950.   His early foreign assignments
include Hong Kong, Japan and Burma. He was Deputy Director of the Voice of America in 19611963; Deputy Chief of Mission of the American Embassy in Taiwan, 1965-1968; Ambassador to Burma, 1968-1970; Ambassador to Ethiopia, 1975-1976; and Ambassador to Pakistan, 19771981; and Ambassador to the People's Republic of China. He was Assistant Secretary of State for East Asia 1976-1977. He has received numerous professional awards from within and outside the Government.

          SIR MICHAEL PALLISER, seventy-five years old, a director since April 1994, was Chairman of Samuel Montagu & Co. Limited from 1984 to 1993, the London merchant bank which was owned by Midland Bank, of which he was Deputy Chairman from 1987 to 1991, and which is now part of the Hong Kong & Shanghai Banking Corporation. He was Vice Chairman of Samuel Montagu from 1993 to 1996. Mr. Palliser is a former Director of Shell Oil Company, BAT Industries, Bookers, Eagle Star, and United Biscuits.

          In  1947,  he joined the British Diplomatic Service
and served  in  a  variety  of overseas and Foreign Office
posts before becoming head of the Planning Staff in 1964-1966, Private Secretary to the Prime Minister, 19661969,
Minister in the British Embassy in Paris, 19691971, and the British Ambassador and Permanent Representative to the European Communities in Brussels from 1971-1975. He was, from 1975 until his retirement in 1982, Permanent Under Secretary of State in the Foreign and Commonwealth Office, and Head of the Diplomatic Service. From April to July 1982, he was a special adviser to the Prime Minister in the Cabinet Office during the Falklands War. He was appointed a Member of the Privy Council in 1983. Mr. Palliser, until December 31, 1995 was President of the China-Britain Trade Group and a director of the UKJapan
2000 Group, and until February 29,  1996,  was Deputy Chairman of British Invisibles.  Mr. Palliser currently  is  a member of the Trilateral Commission, a director of the  Royal National
Theatre, and  Chairman of  the   Major Projects
Association, designed to assist in and for the handling of major industrial projects.

     Sir  Michael Palliser was educated at Wellington
College and Merton College, Oxford. He saw wartime service in the British Army with the Coldstream Guards.

          BENJAMIN B. BLANCHET, forty-four years old, is Executive Vice President of the Company. Prior to joining the Company in August 1997, and since 1983, he was a partner in the  law firm of  Gordon, Arata, McCollam & Duplantis, L.L.P.
in its Lafayette, Louisiana office. During that time, he practiced in the areas of commercial litigation, corporate mergers and acquisitions, oil and gas transactions, secured financings, securities, tax and international law matters.
Since 1985, he has provided substantial legal services to the Company, and has been the Company's lead attorney in China. During that period, Mr. Blanchet's activities in the
Company's  China operations have become   more   oriented   to
management responsibilities than legal ones. He served on the Management Committee of Gordon, Arata, McCollam & Duplantis, L.L.P. from 1991 to 1997 and as the Managing Partner of the firm for four years from 1992 through 1995. He practiced law with the firm of Monroe & Lemann in New Orleans from 1978 through 1983. He is a member of the Louisiana Bar and admitted to practice before the United States Tax Court. Mr. Blanchet holds a B.A. degree, with highest distinction, from the University of Southwestern Louisiana and a J.D., cum laude, from Harvard Law School.

    The following pages contain biographical information concerning the directors whose terms of office will expire after the Meeting.

          MARSDEN  W. MILLER, JR., fifty-six years old,
Chairman, has been Chief Executive Officer and a director since the Company's incorporation in 1981. He has engaged in the independent domestic and international oil business since 1964 on an individual basis, as a stockholder and officer in several companies and as a practicing attorney. In addition to the U.S. and China, he has been involved in various aspects of the oil business in Southeast Asia, Africa, Europe, South America, several former Soviet Republics and
Canada.  Mr. Miller graduated from Louisiana State University in 1964.

          JOHN T. CHANDLER, sixty-five years old, is President of the Company and Chairman and Chief Executive Officer of XCLChina Ltd., a wholly owned subsidiary of the Company responsible for the Company's operations in the PRC. He joined the Company in June 1982, becoming a director in May 1983. From 1976 until he joined the Company, he was the Managing Partner of the Oil and Gas Group of GSA Equity, Inc., New York and director of Executive Monetary Management, Inc., the parent company of GSA Equity, Inc. From 1972 to 1976, he was director and Vice President of Exploration and Production of Westrans Petroleum, Inc. and a
director of a number  of  its subsidiaries.   During 1971 and
1972, he was a petroleum consultant and manager of the oil department of Den Norske Creditbank in Oslo, Norway. Mr. Chandler was Vice President and Manager of the Petroleum Department of the Deposit Guaranty National Bank in Jackson, Mississippi from 1969 to August 1971 and, from 1967 to February 1969, was a petroleum engineer first for First National City Bank and then The Bank of New York. From March 1963 to July 1967, he was employed by Ashland Oil and Refining Company as a petroleum engineer. From 1959 to 1963, he held the same position with United Producing Company, Inc., which was acquired by Ashland Oil.

     Mr. Chandler graduated from the Colorado School of Mines with a Professional degree in petroleum engineering and is a Registered Professional Engineer in the States of Colorado and Texas, a member of the Society of Petroleum Evaluation Engineers and a member of AIME.

          FRED HOFHEINZ, fifty-nine years old, is an attorney at law in Houston, Texas. From 1984 to 1987, he served as President of Energy Assets International Corporation, a fund management company, now a subsidiary of Torch Energy Advisors, then served as a consultant to Torch Energy Advisors until 1989. Mr. Hofheinz also served as the Mayor of Houston, Texas from 1974 to 1978. He, along with his family, developed the Astrodome in Houston, and owned the Houston Astros baseball team until 1974. He is founder and director of United Kiev Resources, Inc., an oil and gas production company operating in the Republic of the Ukraine in the name of its wholly owned subsidiary, Carpatsky Petroleum Company. Mr. Hofheinz earned a Ph.D. degree in Economics from the University of Texas and his law degree from the University of Houston. He has been a director since March 21, 1991.

          FRANCIS J. REINHARDT, JR., sixty-seven years old,
is a partner  in  the New York investment banking firm of
Carl H. Pforzheimer & Co. Mr. Reinhardt has been a partner in the firm for 30 years and has held various positions, specializing in independent  oil and gas securities, mergers and acquisitions, placements  participation and institutional sales since  1956.
Mr.  Reinhardt holds a B.S. degree from Seton Hall  University and  received  his M.B.A.  from  New  York  University.
Mr. Reinhardt  is  a  member of the New York Society  of
Security Analysts,  is  a  member  of  and  has previously
served as president of the Oil Analysts Group of New York, is a member and  past  president of the National Association of
Petroleum Investment   Analysts and  is  a member  of  the Petroleum
Exploration Society of New York. Mr. Reinhardt also serves as a director of Mallon Resources Corporation, a NASDAQ traded petroleum and mining company, as well as several privately held companies. Mr. Reinhardt has been a director since
December 11, 1992.

     R. THOMAS FETTERS, JR., fifty-eight years old is an independent oil and gas consultant. He has over 25 years of exploration, production and management experience, both domestic and foreign. From 1995 to 1997 Mr. Fetters was Senior Vice President of Exploration of National Energy Group, Inc.,
Dallas, Texas, and from February 1990, until September 1995, he was Vice President of Exploration of XCL Ltd., and President of XCLChina, Ltd. During 1989, until joining the Company, he served as Chairman and Chief Executive Officer of Independent Energy Corporation. From 1984 to 1989, he served as
President  and  Chief Executive Officer of  CNG  Producing
Company in New Orleans, Louisiana, and from 1983 to 1984 as General manager of the Planning and Technology Division of
Consolidated Natural   Gas  Service   Co. in   Pittsburgh,
Pennsylvania.   From  1966  to  1983,  he served  in various
positions, from Geologist to Exploration Manager, with several divisions of Exxon, primarily in the Gulf Coast region of the U.S. and internationally, in Malaysia and Australia. Mr.
Fetters holds B.S. and M.S. degrees in geology from the University of Tennessee.

Executive Management

Set forth below are brief biographical summaries of members of executive management who do not serve as directors of the Company.

     DANNY  M.  DOBBS, fifty-two years old, is the Executive
Vice President and Chief Operating Officer of the Company. Mr. Dobbs previously served as Vice President Exploration of XCL Exploration & Production, Inc., a wholly owned subsidiary of the Company, having joined the Company in 1985 as Senior Exploration Geologist. From 1981 to 1985 Mr. Dobbs was a consulting geologist. From 1976 to 1981, he held the position of Exploration Geologist in the South Louisiana District for Edwin L. Cox in Lafayette, Louisiana. He served in various geologic positions with Texaco, Inc. from 1971 to 1976 where his experience encompassed management, structural and stratigraphic mapping, coordination of seismic programs and budget evaluation and preparation. Mr. Dobbs holds B.S. and M.S. degrees in geology from the University of Alabama, Tuscaloosa, Alabama.

    STEVEN B. TOON, forty-nine years old, is Chief Financial
Officer  of  the  Company since October  6, 1997.   Prior  to
joining the Company, Mr. Toon provided consulting
services to the Company beginning in June 1997. Since 1994 he has been engaged in private consulting/CPA practice with various clients in the energy and services sectors in Houston. He was Chief Financial Officer of Lend Lease Trucks, Inc. prior to the sale of its assets to Ryder System Inc. in 1994. From 1977 until 1992, Mr. Toon served as Vice President Finance and Treasurer of United Energy Resources, Inc. and United Gas Pipe Line Company. From 1971 to 1977, he was a Vice
President  in Bank  of America's World Banking Division.   Mr.
Toon holds B.B.A. and M.B.A. degrees and is a certified public accountant

          RICHARD K. KENNEDY, forty-three years old, is Vice President of Engineering and is responsible for certain engineering aspects of the Company's oil and gas operations. From 1987, until he joined the Company in 1989, he was an operations engineer for Wintershall Corporation. From 1981 to 1986 he was with Borden Energy, originally as a petroleum engineer and later as regional operations manager. From 1979 to 1981, Mr. Kennedy was employed with Marathon Oil Company as a reservoir engineer, then as a drilling engineer. He was employed with Shell Oil Company as a petroleum engineer and reservoir engineer from 1977 to 1979. Mr. Kennedy graduated from Louisiana Tech University with a B.S. degree in petroleum engineering. He is a registered professional engineer in the State of Louisiana and a member of the Society of Petroleum Engineers.

          HERBERT  F.   HAMILTON, sixty-one  years  old,  is
Vice President  Operations  of XCL-China Ltd.,  having joined
the Company  in  1995.   Mr. Hamilton has more than 30  years
of experience   inthe  fields  of  engineering, construction,
construction management and consulting on heavy civil works, offshore platforms, submarine pipelines and construction equipment in over 35 countries. From 1990 to 1993, Mr. Hamilton served as Senior Project Manager for Earl and Wright in Houston, Texas.
From 1993 to 1994, he served as President and a consultant to
Planterra, Inc. in Houston, Texas and from 1994   until joining
the  Company, he  was  an independent consultant.   Mr. Hamilton is
a  Registered   Professional Engineer  and  holds a B.S. in
Architectural Engineering from the University of Texas at Austin.

Compliance with Section 16(a) Filing Requirements

To the Company's knowledge, instances of failure to file reports with respect to reportable transactions during the year ended December 31, 1996, as required by Section 16(a) of the Exchange Act are as follows:

                    Reports     Number of    Known Failure     Number of
Reporting Person    Filed Late  Transactions   to File       Transactions
----------------    ----------  ------------ -------------   ------------

M.W. Miller, Jr....  Form 4            7          -                 -

     All other reporting persons who are officers or directors of the Company have provided the Company with written representations that no Form 5 filing was required in that all reportable transactions were timely filed on the appropriate forms.

Executive Compensation
          The following table sets forth information regarding the total compensation of the Chief Executive Officer and each of the four most highly compensated executive officers of the Company at the end of 1996, as well as the total compensation paid to each such individual for the Company's two previous fiscal years. Each of the named individuals has held his/her respective office throughout the entire fiscal year.

                          Summary Compensation Table
                                                                   Long Term Compensation
                                                                   ----------------------
               Annual Compensation                               Awards           Payouts
               -------------------                               ------           -------
          (1)                             (2)     (3)       (4)          (5)
                                                 Other   Restricted
      Name and                                  Annual     Stock       Options/   LTIP   All Other
      Principal                 Salary   Bonus  Compen-    Awards        SARs    Payout    Compen-
      Position           Year     ($)     ($)     ($)       ($)          (#)      ($)    sation ($)
      ---------          ----   ------   -----  -------    --------    -------   ------  ----------
Marsden  W. Miller, Jr.   1996  150,000    -      -          -            -        -        -
Chairman and              1995  150,000    -      -          -            -        -        -
Chief Executive           1994  150,000    -      -          -       1,625,000     -        -
Officer                                                              1,875,000
                                                                       525,000

John T. Chandler (6)(7)   1996  150,000    -      -          -            -        -        -
President;                1995  150,000    -      -          -         120,000     -        -
Chairman and Chief        1994  150,000    -      -          -         470,000     -        -
Executive Officer of                                                 1,025,000
XCL- China, Ltd.                                                       100,000

David A. Melman (8)       1996  150,000    -      -          -            -        -        -
Executive Vice            1995  150,000    -      -          -         300,000     -        -
President, General        1994  150,000    -      -          -         470,000     -        -
Counsel and Secretary                                                1,025,000
                                                                       100,000

Danny M. Dobbs (9)        1996  135,000    -      -          -          97,000     -        -
Executive Vice            1995  116,250    -      -          -            -        -        -
President and Chief       1994  110,000    -      -          -         148,000     -        -
Operations Officer

Herbert F. Hamilton (10)  1996  144,000    -      -          -            -        -        -
Executive Vice            1995   98,800    -      -          -         200,000     -        -
President Operations,     1994     -       -      -          -            -        -        -
XCL-China

_________

(1) Prior to April 1, 1994, each executive was employed under an agreement with the Company which provided that if his/her employment was terminated prior to the agreement's termination under certain circumstances he/she would receive compensation for 30 months. Such employment agreements were surrendered, effective April 1, 1994, in exchange for stock purchase warrants (see "Employment Agreements" below).

(2) Effective March 30, 1994, the Management Incentive Plan was terminated.

(3) Excludes the cost to the Company of other compensation that, with respect to any above named individual, does not exceed the lesser of $50,000 or 10 percent of such individual's salary and bonus.

(4)  Although  the  Company's Long Term Stock  Incentive
     Plan permits grants of restricted stock and stock
     appreciation rights,  no  grants of those incentive awards
     have  been made  prior  to  1997.   See Proposal  3
     "Awards  to Management" below.

(5) The first amount represents awards of stock options granted under the Company's Long Term Stock Incentive Plan. The second amount represents the number of fiveyear stock purchase warrants, received upon surrender of an employment agreement with the Company, determined based upon a formula whereby each of the individuals were to be offered a warrant, based upon the length of time of employment with the Company, for a maximum of two shares of Common Stock for each dollar of compensation remaining to be paid to such individual under his or her agreement (based upon the product of his or her highest monthly base salary and the number of months remaining under his or her contract), at an exercise price of $1.25 per share. The third number represents five-year stock purchase warrants, received for each dollar of salary reduction for the 15-month period commencing January 1, 1993 through March 31, 1994, determined based on the same formula and at the same exercise price used in the granting of warrants upon surrender of  the  employment agreements.  (See
     "Employment Agreements"  below.)   See also Proposal 3 "Awards
     to Management" below.

 (6) XCL-China Ltd. is a wholly owned subsidiary of the Company which manages the Company's operations in China.

 (7) Mr. Chandler was granted 120,000 options to replace options granted in 1984 which expired unexercised in December 1994. See also Proposal 3 - "Awards to Management" below.

 (8) Mr. Melman was granted 120,000 options to replace options granted in 1984 which expired unexercised in December 1994, and 180,000 options to replace options granted in 1985 which expired unexercised in March
     1995. See also Proposal 3 - "Awards to Management" below.

(9) Mr. Dobbs was granted 97,000 options to replace options granted in 1985 which expired unexercised in December 1995. See also Proposal 3 - "Awards to Management" below.

(10) Mr. Hamilton commenced employment with the Company on April 24, 1995. As part of his employment package he was awarded 200,000 options.

Stock Options

The Company currently maintains three stock option plans
which were adopted by shareholders at various times commencing
in 1985.   All  of  the  plans  are administered by the
Compensation Committee and provide for the granting of options to purchase shares of Common Stock to key employees and directors of the Company, and certain other persons who are not employees of the Company but who from time to time provide substantial advice or other assistance or services to the Company.

     The most recent stock option plan was adopted on June 2, 1992 by shareholders who approved the Long Term Stock
Incentive Plan ("1992 LTSIP"). The 1992 LTSIP was adopted with the view of conforming the Company's plans to certain regulatory changes adopted by the SEC and affording holders of previously granted options the opportunity to exchange their options for equivalent options under the 1992 LTSIP. By action of the Board of Directors, effective June 1, 1997, the 1992 LTSIP was amended and restated, subject to approval by the shareholders. See "Proposal 3 Approval of Long Term Stock Incentive Plan as Amended and Restated Effective as of June 1, 1997" below, for details of the proposed amendments to the Company's LTSIP being voted on at this Meeting and certain grants of incentive awards in 1997 to certain members of management made thereunder.

    The 1992 LTSIP authorizes the Compensation Committee to
grant  stock  options intended to qualify as "incentive stock options"  under  Section 422 of the Internal Revenue Code
of 1986,  as amended ("ISOs"), options which do not
qualify under such  tax  provision ("NSOs"), "ROs" (i.e., the granting  of additional options, where an employee exercises an option with previously owned stock, covering the number of
shares tendered as part of the exercise price), "RSAs" (i.e., stock awarded to an  employee that is subject to forfeiture in the event  of  a premature termination of employment, failure of the Company to meet certain  performance objectives  or
other conditions), "PUs" (i.e., share-denominated units credited to the employee's account for delivery or cash-out at some future date  based upon performance criteria to be determined by  the
Compensation Committee) and "tax withholding" (i.e., where the employee has the option of having the Company withhold  shares
on exercise   of an award  to  satisfy  tax withholding
requirements).

    The 1992 LTSIP also formally incorporates resolutions previously adopted by the Board regarding one time grants of NSOs covering 100,000 shares to each new nonemployee director upon his taking office.

          The   Compensation  Committee  develops
administration guidelines from time to time which define specific eligibility criteria, the types of awards to be employed, and the value of such awards. Specific terms of each award, including minimum performance criteria which
must be met to receive payment, are provided  in individual
award agreements granted  each award recipient.   Key employees
and other individuals who the Committee deems may provide a valuable contribution to the success of the Company and its affiliates will be eligible to participate under the Plan. Award agreements generally contain change-in-control provisions.

         Under   the  1992  LTSIP,  the Compensation Committee
determines the option price of all NSOs and ISOs; provided, however, in the case of ISOs, the option price shall not be less than the fair market value of the Common Stock on the date of grant. Such "fair market value" is the average of the high and low prices of a share of Common Stock traded on the relevant date, as reported on the American Stock Exchange, or other national securities exchange or an automated quotation system.

               On July 1, 1994, the shareholders approved amendments to the 1992 LTSIP to increase the number of shares reserved for issuance under the Plan by an additional
1,500,000 shares to an aggregate of 16.5 million and corresponding amendment to the Plan increasing the limitation on the total number of shares subject to options that can be granted to directors to 13,200,000 of which 3,300,000 shares may be granted to nonemployee directors. At the same time, shareholders ratified the conditional grant of options to acquire 3,076,500 shares, made by the Board of Directors on March 30, 1994, to various executive officers and directors. In 1994, additional options totaling 1,820,183 were awarded to nonexecutive officers, employees and consultants of the Company.

   See Proposal 3, for details of the proposed amendments to the Company's 1992 LTSIP being voted on at this Meeting.

     The closing price of the Company's Common Stock on the American Stock Exchange on November 10, 1997 was $ [] per share.

     The following tables set forth, for those persons named in the "Summary Compensation Table" information on stock options granted during 1996 and all stock options outstanding as of December 31, 1996. See Proposal 3 - "Awards to Management" for details regarding certain awards to members of management, including the individuals listed below, made pursuant to the 1997 LTSIP Restatement (as hereinafter defined), subject to shareholder approval, none of which are reflected in the following tables.

                         Option/SAR Grants in Last Fiscal Year

                                                                            Potential Realizable Value
                                                                            at Assumed Annual Rates
                                                                            of Stock Price Appreciation
                     Individual Grants                                      for Option Term
(a)                   (b)         (c)             (d)              (e)                 (f)    (g)
                                  % of
                                 Total
                                Options/
                                  SARs
                                Granted to
                    Options/   Employees in   Exercise or
                     SARs         Fiscal       Base Price   Expiration
       Name        Granted(#)    Year (3)      ($/Share)       Date      0% ($)      5% ($)        10% ($)
---------------    ----------   -----------   ----------     ---------   -------     ------        -------
M.W. Miller, Jr.       -           0%             -              -          -           -             -
J.T. Chandler          -           0%             -              -          -           -             -
D.A. Melman            -           0%             -              -          -           -             -
D.M. Dobbs         97,000          40%          $1.25         4/10/00  (90,937.50)  (71,874.13)  (42, 627.18)
H.F. Hamilton          -           0%             -              -          -           -             -

__________________
(1) Mr. Dobbs was granted 97,000 options to replace options granted in 1985 which expired unexercised in December 1995.

       Aggregated Option/SAR Exercises In Last Fiscal Year and Fiscal Year-End Option/SAR Values

      (a)               (b)     (c)                      (d)            (e)
                                               Number of Securities     Value of Unexercised
                          Shares              Underlying Unexercised         in-the-Money
                         Acquired                 Options/SARs at          Options/SARs at
                            on     Value       Fiscal Year End (#)      Fiscal Year-End ($)(3)
                         Exercise Realized    ------------------------  -------------------------
      Name                  (#)     ($)      Exercisable  Unxercisable  Exercisable Unexercisable
     -----               -------- --------   -----------  ------------  ----------- -------------
Marsden W. Miller, Jr.       -       -       5,025,000 (1)       -             -          -
                             -       -       2,400,000 (2)       -             -          -
John T. Chandler             -       -       1,130,000 (1)       -             -          -
                             -       -       1,125,000 (2)       -             -          -
David A. Melman              -       -       1,130,000 (1)       -             -          -
                             -       -       1,125,000 (2)       -             -          -
Danny M. Dobbs               -       -         336,333 (1)    64,667           -          -
                             -       -         582,000 (2)       -             -          -
Herbert F. Hamilton          -       -         133,333 (1)    66,667           -          -

___________
(1)  Represents options exercisable under the Company's  Stock
     Option Plans at December 31, 1996.

(2)  Represents  the  aggregate  number  of  five-year   stock
     purchase warrants, received (a) upon surrender of an employment agreement with the Company, determined based upon a formula whereby each of the individuals were to be offered a warrant, based upon the length of time of employment the Company, for a maximum of two shares of Common Stock for each dollar of compensation remaining to be paid to such individual under his or her agreement
     (based upon the product of his or her highest monthly base salary and the number of months remaining under his or her contract), at an exercise price of $1.25 per share, and (b) for each dollar of salary reduction for the 15-month period commencing January 1, 1993 through March 31, 1994, determined based on the same formula and at the same exercise price used in the granting of warrants upon surrender of the employment agreements. (See "Employment Agreements" below.)

(3) At December 31, 1996, the Company's Common Stock price was lower than the option exercise prices.

(4) Mr. Melman is not standing for reelection as a director of the Company.

          These options were all awarded under the Company's
Stock Option Plans described above. See Proposal 3 "Awards to Management" for descriptions of grants made in 1997 pursuant to the 1997 LTSIP Restatement.

Section 401(k) Plan

          In 1989, the Company adopted an employee benefit plan under Section 401(k) of the Internal Revenue Code for the benefit of employees meeting certain eligibility requirements. The Company has obtained a favorable determination from the Internal
Revenue Service regarding the tax-favored status of the 401(k) plan. Employees can contribute up to 10 percent of their compensation.
The Company, at its discretion and subject to certain limitations, may contribute up to 75 percent of the contributions of each participant. The Company has not made contributions to the 401(k) plan since
December 31, 1991.

Compensation of Directors and Other Arrangements

     The Company reimburses its directors for their travel and lodging expenses incurred in attending meetings of the Board of Directors. Effective January 1, 1990, directors (other than Messrs. Hummel and Palliser and those directors who are officers of the Company) are being paid an annual retainer of $18,000 plus a fee of $1,000 for each Board meeting attended. In addition, such directors were paid a fee of $1,000 for each committee meeting attended.

      In  April  1994,  the  Company  entered  into
separate consulting  agreements with Messrs. Hummel and
Palliser, upon their becoming directors. Each of the agreements is terminable by each of the parties thereto upon written notice and provides that the individuals will render consulting services to the Company in their respective areas of
expertise.   Pursuant  to the terms of  the  agreements, both
directors are entitled to receive compensation at the rate of $50,000 per annum, which includes the compensation they would
otherwise  be  entitled  to  receive  as  directors and   for
attending meetings of the Board. In addition, pursuant to the terms of the 1992 LTSIP, Messrs. Hummel, Palliser, Reinhardt and Hofheinz, each a non-employee director, were granted stock options for 100,000 shares of Common Stock exercisable at $1.25 per share at such time as they became directors.

     In June 1997, the Company entered into a consulting agreement with Mr. Fetters, a director the Company.
The agreement is for a one year term ending July 31, 1998, thereafter to continue on a month to month basis. The agreement may be terminated by either party on thirty days written notice. Pursuant to the terms of the agreement Mr. Fetters is to consult with the Company on all aspects of the Company's exploration, development and production projects. For his services Mr. Fetters is to receive $30,000 per annum, which is in addition to the compensation he receives as a director for attending meetings of the Board. In addition to the above compensation Mr. Fetters is entitled to receive a finder's fee on certain specifically identified projects.

     Effective June 1, 1997, each of Messrs. Melman, Hummel,
Palliser,   Reinhardt,  Hofheinz  and  Fetters were granted
nonqualified  stock  options to purchase 1,000,000 shares    of
Common  Stock  exercisable at $0.25 per share under  the 1997
LTSIP     Restatement, subject to shareholder approval of  such
plan.  See Proposal 3 herein.

     Benjamin B. Blanchet, in his capacity as Executive Vice
President is entitled to a salary of $80,000 per year for up to 80 hours per month of services.

     Effective  August 1, 1997, the Company  entered into a
Services Agreement with Benjamin B. Blanchet. The Agreement is terminable by either party at any time without cause. Under the Agreement, Mr. Blanchet is engaged to act as counsel to the Company to perform such services as the Company may request of him  in  that capacity from  time  to  time. In general,
compensation  for  services  under   the Services Agreement will
be at the rate of $175 per hour for up to 80 hours per month. Also, under the Services Agreement, the Company has agreed to
provide Mr. Blanchet with office  space, supplies,   secretarial
assistance,  a library   allowance, professional liability insurance,
reimbursement for continuing legal education expenses and bar dues. Under the Services Agreement Mr. Blanchet may, except as prohibited by law or the Louisiana Rules of Professional Responsibility, represent other clients and engage in business for his own account.

     In connection with his employment by the Company, Mr. Blanchet received from the Company a $100,000 loan to replace benefits that he forfeited when he withdrew as a partner  of Gordon,
Arata,  McCollam  & Duplantis, L.L.P. ("GAMD")  to become
Executive Vice President of the Company.  The loan  is to be repaid over eight years from annual bonus payments equal to
interest, at the rate of 6.5% per annum, plus one-eighth of the original principal balance to be paid by the Company to Mr. Blanchet each year and shall be forgiven in its entirety if (i) the Company shall fail to pay timely any such  bonus payment, shall  breach
the Services  Agreement  or   shall terminate his employment
without "cause" or (ii) Mr. Blanchet terminates his employment with "good reason," in either case as such terms are defined in the note evidencing such loan.

          During 1996 all regular employees were provided health insurance, a portion of the premium for which is paid by the Company, and life and disability insurance based upon a factor of the employee's base salary. Employment Agreements; Termination of Employment and Changein-Control Arrangements

     Effective April 1, 1994, Messrs. M.W. Miller, Jr., J.T. Chandler, D.A. Melman and D.M. Dobbs, in their capacities as executive and administrative officers of the Company and its various subsidiaries agreed to surrender their employment agreements in consideration of the issuance of five-year warrants to purchase Common Stock at an exercise price of
$1.25   per share, subject  to   customary   anti-dilution
adjustments.    The number  of  warrants     issued   to such
individuals was determined based upon a formula whereby each of the individuals was offered a warrant to purchase, based upon the length of time of employment with the Company, a maximum of two shares of Common Stock for each dollar of compensation remaining to be paid to such individual under his or her agreement (based upon the product of his or her highest monthly base salary and the number of months remaining under his or her agreement). Accordingly, Mr. Miller received warrants to purchase 1,875,000 shares; Mr. Chandler, 1,025,000 shares; Mr. Melman, 1,025,000 shares and Mr. Dobbs, 575,000 shares.

          Effective January 1, 1989, the Company adopted a policy addressing severance upon separation from the Company.
Under this policy benefits due upon a "change-in-control" as therein defined, range from three months salary for employees with less than one year of service to 24 months salary for employees with more than 10 years of service. Report on Repricing of Options/SARs
During the fiscal year ended December 31, 1996,there were no repricings of stock options awarded to any of the named executive officers.

Compensation Committee Interlocks and Insider Participation

      For the  year  ended December 31, 1996,  the
following nonexecutive directors of the Company, served as members of the Compensation Committee of the Board of
Directors: Messrs. M. Palliser (Chairman), A.W. Hummel, Jr., F.
Hofheinz and F.J. Reinhardt,  Jr.   None  of  the members  of
the Compensation Committee were formerly, nor are any members currently, officers or employees of the Company or any of its subsidiaries.

           Compensation Committee Report on Executive Compensation

The  Compensation  Committee of the Board  of
Directors ("Committee") establishes the general compensation policies of the Company, establishes the compensation plans and specific compensation levels for executive officers and certain other managers, and administers the Stock Option Plans and Long Term Stock Incentive Plan. The Committee currently consists of four independent, non employee directors: Messrs. Fred Hofheinz, who serves as Chairman, Michael Palliser , Arthur W. Hummel, Jr. and Francis J. Reinhardt, Jr. Compensation Policies and Philosophy

     The Committee has determined that the compensation program of the Company should not only be adequate to attract, motivate and retain executives, key employees and other individuals who the Company believes may make significant contribution to the Company's results, but should also be linked to the value delivered to shareholders as reflected in the price of the Company's Common Stock.

     The Committee believes that the cash compensation of executive officers, as well as other key employees, should be competitive with other similarly situated companies while, within the Company, being fair and discriminating on the basis of personal performance. In general, in establishing total cash compensation for its executives, the Committee has taken into account the median cash compensation of executives employed by competitors including some of the companies reflected in the peer group identified in the Performance Graph found on page [], which the Committee believes represent the Company's most direct competition for executive talent. The Committee receives recommendations from management as to executive compensation and, in light of the Company's performance and the economic conditions facing the Company, determines appropriate compensation levels for recommendation to the Board of Directors. The Committee does not assign relative weights to individual factors and criteria used in
determining executive  compensation   and   does   not   use
quantifiable targets in determining compensation.   For 1996,
the Company did not retain the services of a compensation consulting firm.

     Awards of stock options are intended both to retain executives, key employees and other individuals who the Company believes may make significant contributions to the Company's results and to motivate them to improve long term stock market performance. Generally, options are granted at or above the prevailing market price and will have value only if the price of the Company's Common Stock increases. Generally, options have a term of 10 years and vest onethird six months after grant, one-third one year after grant and the remaining onethird two years after grant.

     Effective January 1, 1994, Section 162(m) of the Internal Revenue Code of 1986 (the "Code") generally denies a tax deduction to any publicly held corporation for compensation that exceeds $1 million paid to certain senior executives in a taxable year, subject to an exception for "performance-based compensation" as defined in the Code and subject to certain transition provisions. Gains on the exercise of nonqualified stock options granted through December 31, 1994, will be tax
deductible  under  the transition  rules.   Restricted stock
awards by definition granted after February 17, 1993, are not deductible. At present the Committee does not intend to recommend amendment to the Stock Option Plans to meet the restrictive requirements of the Code.

          The  Committee  believes  that annual  incentive
awards should  be commensurate with performance.  It further believes that  in  order to meet this objective it needs  to have the ability  to  exercise its judgment or discretion to
evaluate performance   against qualitative  criteria. It   is
the Committee's  opinion that the benefits to the Company  of the use  of  a qualitative approach to the compensation of senior executives such as the Chairman outweigh the nonmaterial  loss
of a portion  of  the  deductions  associated  with   that compensation.

     On  March 20, 1997, the Committee reviewed the
Company's 1996 financial results and 1996 nonfinancial goals and determined to await further developments in the Company's intended financing program prior to assessing management's accomplishments.

Company Performance and Chief Executive Officer Compensation

          The  Committee,  in  connection  with  determining
the appropriate compensation for Marsden W. Miller, Jr. as
Chief Executive  Officer  ("CEO"), took into account
the financial condition    of   the   Company,   including its
liquidity requirements. It determined that the CEO had been successful in disposing of assets and raising capital throughout the year. However, taking into consideration the current cash position and near-term requirements, the Committee determined that cash was unavailable for either salary increase or bonus.

Compensation of Other Executive Officers

     The Committee, in consultation with the CEO, applied the information and other factors outlined above in reviewing and approving the compensation of the Company's other executive officers.

March 20, 1997                     COMPENSATION COMMITTEE

                                   Fred Hofheinz , Chairman
                                   Arthur W. Hummel Michael
                                   Palliser
                                   Francis J. Reinhardt, Jr.

Subsequent Compensation Adjustments

     Since the date of the Compensation Committee Report, the
Company  circumstances  have  improved  as  a  result of  the successful  drilling results on the Zhao  Dong Block  in  the
Bohai  Bay in China during the last three and one-half  years, the  fact that the Company has been informed that it  will  be offered  additional exploration and development  contracts  in
China,  and  the successful placement in May,  1997  of  $100 million of Preferred Stock and Senior Secured Notes, the proceeds of which will now permit the Company to commence achieving its objectives in China. In recognition of the efforts and sacrifices of management that have enabled the Company to achieve such results, and the need to retain existing management, all as described in greater detail in "Proposal 3 Approval of Long Term Stock Incentive Plan as Amended and
Restated Effective June 1, 1997," the Compensation Committee and Board of Directors have reassessed the need for adjusting management's compensation to provide for additional incentives to management. As a result of this reassessment, the Board of Directors has adopted certain amendments to the 1992
LTSIP and has made certain equity based incentive awards, all as described in greater detail in "Proposal 3 - Approval of Long Term Stock Incentive Plan as Amended and Restated Effective June 1, 1997" and "Proposal 4 - Approval of
Appreciation Option for M.W. Miller, Jr." All such awards are subject to the receipt of approval thereof by shareholders.

Shareholder Return Performance Presentation

               Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on  the Company's Common Stock against the AMEX Market Value
Index for the years 1992 through 1996, with a peer group selected by the Company  for  the  past  five fiscal years.  The  peer group consists  of the same independent oil and gas exploration and production companies used in last year's comparison, with the exception of DeKalb Energy Company which was acquired by Apache Corporation, namely: Alta Energy Corporation; Amerac
Energy Corporation (formerly Wolverine Exploration Company); American Exploration Company; Bellwether Exploration Company;
Brock  Exploration Corporation; Tom Brown, Inc.;  Caspen  Oil,
Inc.;  Cobb Resources Corporation; Coda Energy, Inc.; Comstock
Resources, Inc.; Crystal  Oil  Company;  Edisto   Resources Company;
Energen Corporation; Chemfirst Inc. (formerly  First
Mississippi Corporation); Forest Oil Corporation; Geodyne Resources, Inc.; Global Natural Resources, Inc.; Goodrich Petroleum Corporation (formerly Patrick Petroleum Company); Hallador Pete Company; Hondo Oil & Gas Company; Kelley Oil &
Gas Partners; Magellan Petroleum Corporation; Maynard Oil Company; McFarland Energy, Inc.; MSR Exploration Limited;
Numac Energy, Inc.; Pacific Enterprises; Penn Virginia Corporation; Plains Resources, Inc.; Presidio Oil; Wainoco Oil Corporation; Wichita River Oil; and Wiser Oil Company. The relevant information with respect to the peer group was furnished by Standard & Poors Compustat Service. The graph assumes that the value of the investment in the Company's
Common Stock and the peer group stocks were $100 on January 1, 1991 and that all dividends were reinvested.

                 1992      1993      1994      1995     1996
                Return    Return    Return    Return   Return
                ------    ------    ------    ------   ------
  XCL           200.00    100.00    144.44     66.67     33.33
Peer Group       80.38     97.96     97.65    123.35    147.19
  AMEX          101.06    120.78    109.84    138.77    147.65

Certain Relationships and Related Transactions

     In July   1997,  China  Investment  and Development Corporation
("CIDC"), holders of the Company's Series B, Cumulative Preferred Stock, $.01 par value per share ("Series B Preferred Stock") sued the Company and each of its directors in an action entitled China
Investment and Development Corporation vs. XCL Ltd.; Marsden W. Miller, Jr.; John T. Chandler; David A. Melman; Fred Hofheinz; Arthur W.
Hummel, Jr.; Michael Palliser; and Francis J. Reinhardt, Jr.
(Court of Chancery  of  the  State of Delaware in and  for New
Castle County,  Civil Action No. 15783-NC). The suit alleges breach of  (i) contract, (ii) corporate charter, (iii) good
faith and fair dealing and  (iv) fiduciary duty with  respect to  the alleged  failure  of  the Company to redeem  CIDC's
Series B Preferred shares for a claimed aggregate redemption price of $5.0 million, in accordance with the terms of the Purchase Agreement and Certificate of Designation. In addition, CIDC alleged  that the individual directors tortiouosly interfered with  its  contractual  relationship with  the Company. The
Company  believes  it  has fulfilled the  obligations  of the
Preferred  Stock  and  that  the Preferred  Stock  is not  in default, and accordingly an answer has been filed on behalf of the Company denying liability and a motion to dismiss has been
filed on behalf  of  the directors.   The  Company has
indemnification  obligations to the directors  on  the claims
asserted  against  the  directors.   The  Company intends  to
vigorously defend this action. The Company and CIDC are presently in negotiations to settle this action.

      See "Compensation of Directors and Other Arrangements" above for a discussion of certain compensatory and other arrangements entered into by the Company with certain directors or a nominee for director (whoe is also an officer) of the Company.

        As   a  matter  of  policy  the  Company approves all transactions involving insiders through the majority vote  of disinterested directors.


     PROPOSAL 2 -- TO AMEND AND RESTATE THE COMPANY'S CERTIFICATE OF
              INCORPORATION TO EFFECT A REVERSE STOCK SPLIT


     The Board of Directors has approved an amendment to the Company's Certificate of Incorporation as set forth in Appendix A hereto to effect a one for [] reverse stock split of the Company's outstanding shares of Common Stock (the "Reverse Stock Split") and that the amendment be submitted to the Company's stockholders for consideration and action. Concurrently, the Board also approved a proposal to restate the Company's Certificate of Incorporation and include the
Reverse   Stock Split in such Restated Certificate
of Incorporation as permitted by Section 245(b) of  the
Delaware General   Corporation  Law  ("DGCL").   The effect of
such restatement will be to incorporate the amendment into a single instrument which will also integrate all of the provisions of the Company's Certificate of Incorporation which are in effect and are operative as of the date hereof as a result of there having been filed with the Secretary of State of Delaware ("Secretary of State") one or more certificates, amendments or other instruments as permitted or
required by the DGCL.   The full text  of  the  Restated
Certificate of Incorporation, including the Reverse Stock Split, is attached as Appendix B to this Proxy Statement
(the  "Restated  Certificate of Incorporation").   The Board of
Directors recommends a vote "FOR" such amendment and restatement of the Certificate of Incorporation.

          If the Reverse Stock Split is approved by stockholders, the Board of Directors will effect the Reverse Stock Split, without further shareholder action. The Reverse Stock Split would become effective on the date (the "Effective Date") on which the Restated Certificate of Incorporation is filed with the Secretary of State. The procedures for consummation of the Reverse Stock Split are set forth in "Recapitalization and Conversion Procedures" below and in Appendix A hereto.

Vote Required

     The approval of the Reverse Stock Split and the Restated Certificate of Incorporation requires the affirmative vote of a majority of the votes entitled to be cast by the outstanding shares of voting capital stock entitled to vote on the matter with abstentions and broker non-votes being counted as negative votes.

Purposes and Effects of the Reverse Stock Split

    The principal purpose of the Reverse Stock Split is to increase the marketability of the Company's Common Stock by increasing the trading price of Common Stock to levels more acceptable to institutional and other investors. The Board of Directors believes that to achieve the Company's objectives in China it is essential that the Common Stock of the Company has better marketability and trades at a higher price.

     One effect of the Reverse Stock Split is to increase the number of shares of Common Stock available for issuance on conversion of the issued shares of the Company's Amended Series A Preferred Stock and on exercise of outstanding Common Stock purchase warrants without increasing the authorized
Common    Stock, and, simultaneously,   increasing    the
marketability of the Common Stock. As of November 10, 1997, the Company had [] shares of authorized but unissued and unreserved shares of Common Stock available for issuance upon conversion of all the issued shares of Amended Series A Preferred Stock, Series F Preferred Stock and upon exercise of
all  outstanding  warrants  to purchase Common Stock.   Such
number of shares are insufficient to permit such conversion and exercise to the full extent required
by the terms of such securities.   As  described  below,
failure to   provide   a sufficient number of available
authorized but unissued shares of Common Stock by May 20, 1998, will entail certain disadvantageous consequences to Common Stockholders. See "Certain Considerations" below.

     Consummation of the Reverse Stock Split will not alter the number of authorized shares of Common Stock, currently 500,000,000 shares. Proportionate voting rights and other rights of stockholders will not be altered by the Reverse Stock Split, except for the limited occasion where a small shareholder may own only a fractional interest after the Reverse Stock Split, in which event the small shareholder will be paid for the fractional interest and will cease to be a holder of the Company's Common Stock. Consummation of the Reverse Stock Split will have no material federal tax consequences to stockholders.

      The Common Stock is listed for trading on the American Stock Exchange, Inc. ("Exchange"). On the Record
Date, the reported closing price of the Common Stock was $[] per share.

      The Board believes that a decrease in the number of shares of Common Stock outstanding without any material alteration of the proportionate economic interest in the Company represented by individual shareholdings may increase the trading price of such shares to a price more appropriate for an Exchange-listed security, although no assurance can be given that the market price of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that it will remain at such level.

     Additionally,  although  the  Company   has   not yet
experienced  identifiable problems in  the  marketability
and liquidity of its Common Stock, the Board believes that the current per share price of the Common
Stock limits the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry tend to discourage individual brokers within those firms
from dealing  in  lowerpriced stocks.   Some  of those policies
and practices involve timeconsuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock usually represents a higher percentage of the sale price than the brokerage commission on a higher-priced issue. Any reduction in brokerage commissions resulting from a Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by such Reverse Stock Split.

     The par value of the Common Stock will remain at $.01 following the Reverse Stock Split, and the number of shares of Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased. The resolution approving the Reverse Stock Split provides that this increase in capital in excess of par value will be treated as capital for statutory purposes.
The conversion ratios of any shares of outstanding stock having a conversion or redemption feature and the exercise price of outstanding stock options and warrants would be correspondingly adjusted upon consummation of the Reverse Stock Split.

          The Company has authorized capital stock of 502,400,000 shares, consisting of 500,000,000 shares of Common
Stock  and 2,400,000 shares of Preferred Stock.  As of November
10, 1997, the number of issued and outstanding shares of Common Stock was [] and [] shares of Preferred Stock were issued and outstanding. Based upon the Company's best estimates, the number of issued and outstanding shares of Common Stock will be reduced from [] to [] as a result of the Reverse Stock Split. As a result of the Reverse Split the number of stockholders of record is not expected to be significantly reduced, since only [] shareholders of record own fewer than [] shares.

          The Board of Directors has authority to cause authorized but unissued shares of Common Stock to be issued for any proper corporate purpose without further action by stockholders. The Company has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the authorized but unissued shares of Common Stock except in connection with the exercise or conversion of outstanding securities or pursuant to employee benefit plans. The Board of Directors does not intend to issue any Common Stock except on terms which the Board deems to be in the best interests of the Company and its then existing stockholders. Any future issuance of Common Stock will be subject to the rights of holders of any preferred stock which are outstanding and which the Company may issue in the future and, under certain circumstances, may require the approval of Common Stockholders under applicable Exchange rules.

     The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for persons who do not purchase additional shares to maintain their pro rata interest in the Company, on such stockholders' percentage voting power. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights. Although the Company has no present intention to issue shares of Common Stock in the future in order to make acquisition of control of the Company more difficult, future issuances of Common Stock could have that effect. For example, the acquisition of shares of the Company's Common Stock by an entity in order to acquire control of the Company might be discouraged through the public or private issuance of additional shares of Common Stock to persons who might side with the Board.

    The Board of Directors is authorized to issue shares of
Preferred  Stock  in  one  or more series  ("Serial Preferred
Stock")  and  to  fix the rights, preferences, privileges  and restrictions,  including dividend rights, conversion  rights, voting  rights  and terms of redemption, redemption  price  or prices,  liquidation preferences and the  number  of  shares constituting  any series or the designation  of  such  series, without any further vote or action by the stockholders. The issuance of Serial Preferred Stock may have the effect of delaying, deferring, or preventing a change in control of the Company
without  further  action by  the stockholders. The
issuance  of Serial Preferred Stock with voting and conversion rights may adversely effect the voting power of the holders of
Common  Stock, including the loss of voting control to others.
Currently,  the  Company  has 2,400,000 shares  of   Serial
Preferred Stock authorized consisting of [] shares of Amended
Series  A  Preferred Stock of which [] shares are outstanding;
[] shares of Series B Preferred Stock of which [] shares are outstanding and [] shares of Series F Preferred Stock of which [] shares are outstanding.

Recapitalization and Conversion Procedures

     At  the  Effective Date, each share of the Common
Stock issued  and  outstanding immediately prior thereto (the
"Old Common Stock"), will be reclassified as and changed into the appropriate fraction of a share of the Company's Common Stock, par value $.01 (the "New Common
Stock"), subject to the treatment of fractional share interests as described below. Shortly, after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock and cash payments in lieu of any fractional share entitlements.
Failure to exchange such certificates within one year after the Effective Date, will result in the forfeiture to the Company of any right to receive dividends and any cash payments in respect of any fractional shares.

     No  certificates or script representing fractional
share interests in the New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights as a stockholder of the Company. In lieu  of  any such fractional share interests, each holder
of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock will, at the  discretion of the Board, either be (i) paid cash by the Company upon surrender of certificates formerly representing Old Common
Stock held by such holder in an amount equal to the product of such  fraction  multiplied by the closing price  of  the Old
Common Stock on the Exchange on the Effective Date (or in the event that Common Stock is not so traded on the Effective Date, such closing price on the next preceding day on which such stock is traded on the Exchange); or, alternatively, (ii) the
Company will  make  arrangements  with,  and   provide
assistance to, a third party who shall pool said fractional share interests, sell the same, and return appropriate payment to the holders of fractional share interests in the amount described in (i) above.

Other Changes

     The  approval  of  Proposal 2 will also  result in the
amendment  and restatement of the Certificate of Incorporation in  its  entirety to reflect the foregoing substantial changes as well  as  several nonsubstantive, ministerial, changes  as contained in Restated Certificate of Incorporation attached hereto as Appendix B. These changes: eliminate five other series  of  Serial  Preferred  Stock  (i.e.,  the Series A,
Cumulative Convertible Preferred Stock; Series C, Cumulative Convertible Preferred Stock; Series D, Cumulative, Convertible
Preferred Stock and Series E, Cumulative Convertible Preferred
Stock,  which  had been previously designated  and  issued  in
specific capitalization  transactions  and  are  no   longer outstanding
(having been either converted, redeemed or recapitalized) or required for any proposed transaction or capitalization needs of the Company; make conforming changes to the terms of the Amended Series A Preferred Stock to reflect the elimination of such other series of Serial Preferred Stock; eliminate the name and address of the original incorporator of the Company; reflect the fact that the name of the Company has been previously changed from The Exploration Company of Louisiana, Inc. to XCL Ltd. and that the Certificate of Incorporation has been restated and renumber certain Articles.

Certain Considerations

     As described below, the failure to approve Proposal 2 and, thereby, to provide a sufficient number of available but unissued shares of common Stock, will result in certain adverse consequences to the Company's shareholders.

     In connection with a series of privately placed debt and
equity financings concluded by the Company on May 20, 1997  in which  the Company raised $100 million in gross sales proceeds in order to pay certain existing secured indebtedness, to fund the Company's China operations and for general working capital purposes,  the  Company issued an aggregate of 384,124  Common
Stock  purchase  warrants ("Warrants")  exercisable  for   an
aggregate of 211,384,266 shares of Common Stock (before adjustment to reflect the Reverse Stock Split). The Company currently has an insufficient number of shares of Common Stock available for issuance upon exercise of the Warrants. Failure to secure and to reserve a sufficient number of shares of Common Stock to permit exercise of all the Warrants by May 20, 1998 shall automatically convert each such Warrant into a warrant to purchase one share of Amended Series A Preferred
Stock (or an aggregate of 384,124 shares) at an exercise price of $34.00 per share. Some of the Warrant holders also hold
Amended  Series A Preferred Stock and shares of Common Stock.
Since the Amended Series A Preferred Stock has a liquidation value of $85.00 per share and would rank senior to the Common Stock in connection with the distribution of dividends and upon dissolution, liquidation and winding up of the Company as well as having certain other preferential rights, Common
Stockholders would be disadvantaged if such Warrants were to be exercised for such Amended Series A Preferred Shares.
Approval of the Reverse Stock Split will provide a sufficient number of shares of Common Stock to permit the exercise of all the Warrants thereby eliminating such contingency.

     Effective  November 10, 1997, the Company
recapitalized its outstanding shares of Series A, Preferred Stock and Series E Preferred Stock and converted them into an aggregate of [] shares of Amended Series A Preferred Stock. Each such Amended Series A Preferred Share is currently convertible at any time on or after May 20, 1998 into 170 shares of Common Stock. The Company currently does not have a sufficient number of shares of Common Stock available to permit conversion of all such issued shares of Amended
Series A  Preferred Stock.   Each Amended Series A Preferred
Share is entitled to cast the same number of votes at the Meeting on the Reverse Stock Split as the number of shares of Common Stock issuable upon conversion thereof as of the Record
Date for the Meeting (currently  170 votes).   It  can  be
anticipated that the Amended Series A Preferred Stockholders will vote in favor of the Reverse Stock Split.

     The Common Stock is currently listed on the Exchange and is registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Common Stock under the Exchange Act or its listing on the Exchange and the Company has no present intention of terminating the registration under the Exchange Act or relinquishing such listing on the Exchange in order to become a "private" company.

    The Exchange has, since November 1996, continued to review the Company's listing eligibility, in that the Company does not currently meet certain financial requirements for
continued  listing.   The  Company intends  to  satisfy   the
Exchange's concerns regarding the Company's continuing listing eligibility.

Federal Income Tax Consequences of the Proposed Reverse Stock Split

The following discussion describes certain federal
income tax consequences of the Reverse Stock Split to
stockholders of the  Company  who  are  citizens or residents of the  United States,  and  who are not dealers with respect to the Common Stock. The actual consequences for each stockholder will be governed by the specific facts and circumstances pertaining to his acquisition and ownership of the Common
Stock. Thus, the Company makes no representations or warranties concerning the tax consequences for any of its stockholders and recommends that  each stockholder consult with his tax
advisor concerning the tax consequences (including federal, state, local and foreign income or other tax consequences) of
the Reverse Stock Split.   The  Company has not sought and
will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. However, the Company believes that the Reverse Stock Split will be a "recapitalization" for purposes of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, which should have the following federal income tax consequences for the stockholders and the Company:

          1. A stockholder will not recognize gain or loss with respect to the New Common Stock received in
          exchange  for  the Old Common Stock.   The adjusted
          basis  and holder period of the shares
          of New Common Stock received will be the same as the adjusted basis and holding period of the Old Common Stock surrendered.

          2. To the extent that a stockholder receives a payment from the Company of cash in lieu of fractional shares, that payment will be treated as made in redemption f the fractional shares. Due to the Company's lack of current or accumulated earnings and profits, this redemption should result in capital gain or loss to the stockholders in an amount equal to the difference between the cash received and the adjusted basis of the fractional
          shares.   If the Company makes arrangements  with  a
          third party to pool the fractional shares and sell them, stockholders will be treated as if they had received the fractional shares and sold them.

          3. A stockholder who owns fewer than []shares of Common Stock immediately prior to the Reverse Stock Split, and who therefore receives only cash in lieu of a fractional share as a result of the Reverse Stock Split, generally will be treated as having sold the fractional shares of Common Stock and will recognize capital gain or loss in an amount equal to the difference between the cash received and the adjusted basis of the fractional share.

          4. The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

Vote Required for Approval

     The Board of Directors recommends that shareholders vote
FOR Proposal       2.  The affirmative vote of the holders  of
a majority of the votes entitled to be cast by the holders of Common Stock, Amended Series A Preferred Stock, and Series B Preferred Stock outstanding and entitled to vote at the Meeting, voting together as a single class, is required to approve this proposal. Consequently, any shares not voted (whether by abstention or broker non-votes) have the same
effect as votes against  Proposal 2.  Unless   otherwise
instructed the proxies will be voted "FOR" approval of the proposal.


     PROPOSAL 3 - APPROVAL OF LONG TERM STOCK INCENTIVE PLAN AS
        AMENDED AND RESTATED EFFECTIVE AS OF JUNE 1, 1997

As described under "PROPOSAL NO. 1-ELECTION OF DIRECTORS -
Options to Management" above, the Company presently
maintains the 1992 LTSIP, previously approved by shareholders, which was initially effective on June 2, 1992, for employees and certain other individuals connected with the Company or its affiliates, pursuant to which options to purchase [] shares of Common Stock are outstanding, leaving only [] shares available for  stock  option grants.  The 1992 LTSIP did not contemplate the grant of stock options to purchase shares of any issue  of the
Company's  Serial  Preferred  Stock  or  the  grant   of
Appreciation Options.

    On June 5, 1997, the Board of Directors unanimously approved amendment and restatement of the 1992 LTSIP, effective as of June 1, 1997 (hereinafter the "1997 LTSIP Restatement"), a copy of which is attached hereto as Appendix C. The Board determined that the 1997 LTSIP Restatement was in the best interest of the Company and its shareholders for the following reasons:

     1. The Company now has the opportunity to achieve its objective of becoming a leading and significant participant in the development of China's oil and gas industry. The principal facts relied upon for that opinion include the fact that drilling on the Zhao Dong Block in the Bohai Bay in China during the last three and one-half years has resulted in the
development   of   sufficient  proven reserves   to   justify
development  and  production,  the fact  that  it  has   been
indicated that the Company will be offered additional, attractive properties in China, and the fact of the completion of a $100 million offering of Preferred Stock and Senior
Secured  Notes in May,   1997.  Furthermore, this  opinion  has
been reinforced by statements made to the Board by various top officials in the China oil industry. The underlying reasons for the existence of these facts include (i) the relationships in China which have been established by the executives and employees of the Company during the last seven years, (ii) the ability of the executives and employees to negotiate and obtain the first onshore Production Sharing Contract in China which allowed the Company to explore and develop the Zhao Dong
Block, (iii)  the ability  of  the  executives  and   other
employees, under very difficult circumstances, to obtain funds to conduct exploration activities on the Zhao Dong Block up to this point and, now, funds for development of the first discovery on the Zhao Dong Block, and (iv) the ability developed during the last seven years by the executives and employees to negotiate and obtain additional oil and gas exploration and development contracts in China.

     2. Although the Company is now in the position to achieve its objectives in China, in the Board's judgment the objectives cannot be achieved without the continued employment of the Company's present executives and employees. Completion of development of the Zhao Dong
Block, achieving profitable production and obtaining additional properties in China will require reliance on the long-term relationships developed between the Company's management and employees and Chinese oil officials and personnel, as well as management's knowledge of the manner of conducting business in China.

     3. During the last several years, the Company has been strained financially because of the demands for funds for operations in China. Management has made personal financial sacrifices to ensure that the Company could retain its interest in China, including foregoing competitive salaries and, on occasion, not receiving timely payment of salaries. Members of management have received offers from other groups to leave the Company and join such groups, but have declined such offers because of management's belief in the ultimate success of the Company's efforts in China and management's dedication to the Company's objectives in China.

     4. In order to retain present management, and in order to compensate management for what it has achieved in China to this point, the Company must ensure that present management has a significant ownership in the equity of the Company.

     5. The 1997 LTSIP Restatement would assist the Company in retaining present management and in employing and retaining qualified and competent personnel and would encourage valuable contributions by such personnel to the success of the Company by providing additional incentives to those employees and others who contribute significantly to the successful and profitable operations of the Company and its affiliates. The Board believes that this purpose will be furthered through the granting of awards ("Awards"), as authorized under the 1997 LTSIP Restatement, so that such individuals will be encouraged and enabled to acquire a substantial personal interest in the Company and its affiliates.

     Nature  of  Awards.   The 1997 LTSIP  Restatement makes
available to the Compensation Committee the power to grant certain awards to acquire shares of the Company's Serial Preferred Stock, par value $1.00 per share ("Preferred Stock") as well as shares of Common Stock. In common with the 1992 LTSIP, the 1997 LTSIP Restatement makes available to the Compensation Committee a number of incentive devices in addition to Incentive Stock Options ("ISOs") (which are not available with respect to Preferred Stock) and Nonqualified Stock Options ("NSOs"), including reload options ("ROs") (which are not available with respect to Preferred Stock),
restricted stock  awards  ("RSAs"), and  performance   units
("PUs") or appreciation options ("AOs") (which were not authorized under the 1992 LTSIP), each of which is described below and in the 1997 LTSIP Restatement. NSOs to acquire Preferred Stock, a new feature, may include an accrued dividend feature (see Federal Income Tax Effects below). The Board believes that these award alternatives will enable the Committee to tailor the type of compensation to be granted to key personnel to meet both the Company's and such employee's requirements in the most efficient manner possible.

     Number  of Awards.   For Common Stock Awards,  the 1997
LTSIP Restatement authorizes an aggregate of 60 million shares of Common Stock for issuance pursuant to awards granted thereunder, including grants to nonemployee directors. For
Preferred Stock Awards, the 1997 LTSIP Restatement authorizes an aggregate of 200,000 shares of the Company's Amended Series
A Preferred Stock, or any other series of Preferred Stock of the Company as designated by the Committee with respect to an Award.

Description of Awards. As set forth above, and in common with the 1992 LTSIP previously approved by shareholders, the 1997 LTSIP Restatement authorizes the Compensation
Committee to grant NSOs, ISOs, ROs (i.e., the granting of additional options, where an employee exercises an option with previously owned stock, covering the number of shares tendered as part of the exercise price), RSAs (i.e., stock awarded to an employee that is subject to forfeiture in the event of a premature termination of employment, failure of the Company to meet certain performance objectives or other conditions), PUs (i.e., sharedenominated units credited to the employee's account for delivery or cash-out at some future date based upon performance criteria to be determined by the Compensation Committee), and "taxwithholding" (i.e., where the employee has the option of having the Company withhold shares on exercise of an award to satisfy tax withholding requirements).
AOs (i.e., share or other Company-related business criteria appreciation measurement awards for payments based upon appreciation in shares or other criteria determined by the Compensation Committee) are a new feature added to the 1992 LTSIP.

     Outside Director Awards. The 1997 LTSIP Restatement also authorizes the Board to grant Awards to non-employee directors and to set the terms and conditions of such Awards, without the restrictions previously set forth in the 1992 LTSIP which were required by certain federal securities law rules since abolished.

          Administration of Plan.  In keeping with the
provisions of the  1992  LTSIP, the Compensation Committee will develop administration guidelines from time to time which will define specific  eligibility criteria, the types  of  awards to  be employed,  whether such awards relate  to  Common Stock or
Preferred Stock, and the value of such awards. Specific terms of each award will be provided in individual award agreements granted
each  award recipient.   Key  employees  and other individuals
who the Committee deems may provide a valuable contribution to the success of the Company and its affiliates will be eligible to participate under the Plan. The Committee may establish different general Award eligibility criteria for Awards involving Preferred Stock which may require a higher level of management responsibility and authority.

     Change of Control Provisions.  The 1997 LTSIP Restatement
contains the same change-in-control provisions as did the 1992
LTSIP  except that the threshold for determining if a  "change of control  of XCL" has occurred as a result of a  person  or entity acquiring Company stock has been lowered from  30%  to
20% (disregarding the acquisition of such  stock  by  certain
existing shareholders  of  the  Company).   The  1997 LTSIP
Restatement  retains the 1992 LTSIP's provisions pursuant
to which a "change of control of XCL" will be deemed to occur as a result of certain contested Board of Director elections.
If a "change of control of XCL" occurs pursuant to the
provisions described  above, ISOs and NSOs then outstanding
will  become exercisable in full, the forfeiture restrictions on  any  RSAs to the  extent then applicable will lapse and
amounts payable with respect  to PUs and AOs then outstanding will  become payable  in full.  Also, under certain awards
made under  the 1997 LTSIP Restatement (see discussion below)
the occurrence of a "change of control of XCL" could obligate the Company with respect to making payments with respect to awards in cash rather than in kind or in obligating the Company to repurchase individuals shares of Common Stock or Preferred Stock received under  certain  1997 LTSIP Restatement awards.  Under  certain circumstances which are unforeseen at this time, the existence of the change of control protections for individuals
receiving awards   under  the  1997  LTSIP  Restatement  and
resulting obligations to the Company may impede the consummation of a change of control of the Company.

     Option Exercise Price.  Under the 1997 LTSIP
Restatement, the Compensation Committee shall determine the option price of all NSOs and ISOs; provided, however, in the case of ISOs, the option price shall not be less than the fair market value of the Common Stock on the date of grant. Such
"fair market value" is the average of the high and low prices of a share of Common or Preferred Stock traded on the relevant date, as reported on the Exchange, or other national securities exchange, or an automated quotation system, or pursuant to a good faith determination by the Board of Directors, if not so traded in a public market.

Awards to Management

      The  Board  made  certain awards under  the  1997
LTSIP Restatement  on  June  5,1997. These  awards  are subject to approval by the shareholders of the Company of the 1997
LTSIP Restatement.   If such shareholder approval is  not
obtained, these awards will be null and void.

     Set  forth below is summary information in tabular
form regarding the grant of RSAs and NSOs pursuant to the 1997 LTSIP Restatement. The information set forth in column headed "Number of Units" has not been adjusted to reflect the proposed Reverse Stock Split. See Proposal 2 herein. The closing price on the Exchange for the Common Stock was $0.21875 on June 2, 1997, and the fair market value of the Amended Series A Preferred Stock, based upon last sales price information in the PORTAL Market (as defined) as supplied by Jefferies & Company, Inc. was $85.00 on June 2, 1997.
Mr. Miller's Appreciation Option is not included because of the indeterminate nature of the Award. See Proposal 4.


    Long Term Stock Incentive Plan as Amended and Restated
                    Effective June 1, 1997

                                                    Number
     Name and Position          Grant Type            of
                                                     Units
Marsden W. Miller, Jr.,     RSA - Common Stock (a)           15,000,000
  Chairman  and  Chief      NSO - Amended Series
  Executive Officer               A Stock (b)                   110,000

John T. Chandler,           RSA - Common  Stock (c)           5,000,000
President                   RSA - Amended Series
                                  A Stock (c)                    20,000
                            NSO - Common  Stock (d)           2,000,000
                            NSO - Amended Series
                                  A Stock (e)                     5,000

Danny M. Dobbs,             NSO - Common Stock (f)            6,000,000
Executive Vice President    NSO - Amended Series
and Chief Operating Officer       A Stock (g)                    25,000

Benjamin B. Blanchet,       NSO - Common Stock (h)            6,000,000
  Executive Vice            NSO - Amended Series
  President                       A Stock (i)                    25,000

Steven B. Toon,   Chief     NSO - Common Stock (j)            6,000,000
Financial Officer

Executive Group             RSA - Common Stock (a)(c)        20,000,000
                            RSA - Amended Series                 20,000
                                  A Stock (c)
                            NSO - Amended Series                165,000
                                  A Stock (e)(g) (i)
                            NSO - Common Stock (d)(f)(h)(j)  20,000,000

Non-Executive Director      NSO - Common Stock (k)            6,000,000

Non-Executive Officer       NSO - Common  Stock (h)           4,000,000
  Employee Group            NSO - Amended Series                  5,000
                                  A Stock (l)
_____________________

     (a)   Effective  June 1, 1997, M.  W.  Miller,  Jr.
was granted  an RSA for 15,000,000 shares of Common Stock.
These shares are subject to forfeiture if Mr. Miller's employment with the Company other than by reason of disability, death or involuntary termination without cause prior to the specified "lapse dates." The "lapse dates" (i.e., the dates as of which forfeiture restrictions ceases to become applicable with respect to shares under the RSA are June 1, 1999, June 1, 2000, June 1, 2001 and June 1, 2002 as to,
respectively, 1,500,000  shares,  3,000,000  shares, 4,500,000 shares and 6,000,000 shares, provided that the then per share fair market value of the Company's Common Stock as of such dates is, respectively, $0.3802, $0.4372, $0.5028 and $0.5782.
In addition, the forfeiture penalties (to the extent they have not theretofore lapsed) will lapse in full on June 1, 2007 if Mr. Miller is employed by the Company on such date. Pursuant to a "catch-up" provision, the potential forfeiture penalties will also lapse if the Company's Common Stock was not equal to or greater than the Fair Market Value specified above but thereafter reaches at a relevant forfeiture penalty lapse date the Fair Market Value designated for such date as described above. The forfeiture penalties will also lapse upon Mr. Miller's termination of employment by reason of death, disability, involuntary termination without cause or voluntary termination for good reason.

    (b) Effective June 1, 1997, M. W. Miller, Jr. was granted a NSO to purchase 110,000 shares of Amended Series A Preferred Stock for an option exercise price of $85.00 per share (aggregate purchase price of $9,350,000). Such NSO is exercisable as follows: as to 27,500 shares on June 1, 2000; as to 66,000 shares on June 1, 2001 and as to 16,500 shares on June 1, 2002. Mr. Miller's NSO will expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.

   (c)  Effective June 1, 1997, John T. Chandler was granted
a RSA  for 5,000,000 shares of Common Stock and 20,000 shares of  Amended  Series  A  Stock. These  shares  are  subject to forfeiture if Mr. Chandler's employment with the Company other than by reason of disability, death or involuntary termination without  cause  prior  to the specified  "lapse dates."
The "lapse   dates"  (i.e.,  the  dates  as  of  which
forfeiture restrictions ceases to become applicable with respect to shares under the RSA are June 1, 1999 as to 1,000,000 shares of Common Stock and 1,000 shares of Amended
Series  A  Stock, June 1, 2000 as to 1,500,000 shares of Common
Stock and 1,500 shares of Amended Series A Stock, June 1, 2001 as to 2,500,000 shares of Common Stock and 2,500 shares of Amended Series A Stock[, provided that the then per share fair market value of the Company's Common Stock as of such dates is, respectively, $0.3802, $0.4372 and $0.5028]. In addition, the forfeiture penalties (to the extent they have not theretofore lapsed) will lapse in full on June 1, 2007 if Mr. Chandler is employed by the Company on such date.
Pursuant to a "catch-up" provision, the potential forfeiture penalties will also lapse if the Company's Common Stock was not equal to or greater than the Fair Market Value specified above but thereafter reaches at a relevant forfeiture penalty lapse date the Fair Market Value designated for such date as described above. The forfeiture penalties will also lapse upon Mr. Chandler's termination of employment by reason of death, disability, involuntary termination without cause or voluntary termination for good reason.

       (d) Effective June 1, 1997, John T. Chandler was granted a NSO to purchase 2,000,000 shares of Common Stock for an option exercise price of $0.25 per share (aggregate purchase price of $500,000). Such NSO is exercisable as follows: as to 666,666 shares on June 1, 1999; as to 666,667 shares on June 1, 2000 and as to 666,667 shares on June 1, 2001. Mr. Chandler' NSO will expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.

          (e) Effective June 1, 1997, John T. Chandler was granted a NSO to purchase 5,000 shares of Amended Series A Preferred Stock for an option exercise price of $85.00 per
share (aggregate purchase  price  of  $425,000). Such   NSO is
exercisable as follows: as to 1,250 shares on June 1, 2000; as to 1,750 shares on June 1, 2001 and as to 2,000 shares on June 1, 2002. Mr. Chandler' NSO will expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.

   (f) Effective June 1, 1997, Danny M. Dobbs was granted a NSO to purchase 6,000,000 shares of Common Stock for an option exercise price of $0.25 per share (aggregate purchase price of
$1,500,000).   Such  NSO is exercisable  as follows:   as  to
2,000,000  shares on June 1, 1999; as to 2,000,000  shares  on
June 1, 2000 and as to 2,000,000 shares on June 1, 2001. Mr. Dobbs' NSO will expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.

   (g) Effective June 1, 1997, Danny M. Dobbs was granted a NSO to purchase 25,000 shares of Amended Series A Preferred Stock for an option exercise price of $85.00 per share
(aggregate  purchase  price  of  $2,125,000). Such  NSO     is
exercisable as follows: as to 6,250 shares on June 1, 2000; as to 8,750 shares on June 1, 2001 and as to 10,000 shares on June 1, 2002. Mr. Dobbs' NSO will expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.

     (h) Effective August 1, 1997, Benjamin B. Blanchet was granted a NSO to purchase 6,000,000 shares of Common Stock for an option exercise price of $0.25 per share
(aggregate purchase price of $1,500,000). Such NSO is exercisable as follows: as to 2,000,000 shares on August
1, 1999; as to 2,000,000 shares on August 1, 2000 and as to 2,000,000 shares on August 1, 2001. Mr. Blanchet's NSO will expire on August 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason. This grant was approved at the June 5, 1997 Board meeting, subject to Mr. Blanchet's joining the Company. Mr. Blanchet joined the Company on August 1,
1997 and became Executive Vice President of the Company on October 27, 1997.

(i) Effective August 1, 1997, Benjamin B. Blanchet was granted a NSO to purchase 25,000 shares of Amended Series
A Preferred Stock for an option exercise price of $85.00 per share (aggregate purchase price of $2,125,000). Such NSO is exercisable as follows: as to 6,250 shares on August 1, 2000;
as to 8,750 shares on August 1, 2001 and as to 10,000 shares on August 1, 2002. Mr. Blanchet's NSO will expire on August 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason. This grant was approved at the June 5, 1997 Board meeting, subject to Mr. Blanchet's joining the Company. Mr. Blanchet joined the Company on August 1, 1997, and became Executive Vice President on October 27, 1997.

(j)     Effective  October 6, 1997,  Steven  B.  Toon
was granted a NSO to purchase 6,000,000 shares of Common Stock for an  option  exercise  price  of  $0.25  per  share
(aggregate purchase  price  of $1,500,000).  Such NSO is
exercisable as follows:     as  to 2,000,000 shares on October
6, 1999; as to 2,000,000 shares on October 6, 2000 and as to 2,000,000 shares on October 6, 2001. Mr. Toon's NSO will expire on October 6, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason. This grant was approved at the June 5, 1997 Board meeting, subject to Mr. Toon's joining the Company. Mr. Toon joined the Company on October 6, 1997, and became the Chief Financial Officer of the Company on October 27, 1997.

    (k) Effective June 1, 1997, each of Messrs. Hummel, Palliser, Melman, Reinhardt, Hofheinz and Fetters, directors, were each granted a NSO to purchase 1,000,000 shares of Common
Stock   at  an  option  exercise  price  of $0.25  per  share
(aggregate purchase price to each grantee of $250,000), exercisable as follows: 250,000 shares on June 1, 1998; 250,000 shares on June 1, 1999, and 500,000 shares on June 1, 2000. These NSOs will expire on June 1, 2007.

     (l)  Effective June 1, 1997, Mr. Richard Kennedy, a
Vice President, was granted a NSO to purchase 4,000,000 shares of Common Stock at an exercise price of $0.25 per share (aggregate purchase price of $1,000,000), and a NSO to purchase 5,000 shares of Amended Series A Stock at an exercise price of $85.00 per share (aggregate purchase price of $425,000). Such Common Stock NSO is exercisable as follows: as to 1,333,333 shares on June 1, 1999; as to 1,333,333 shares on June 1, 2000 and as to 1,333,334 shares on June 1, 2001. Mr. Kennedy's NSO will expire on June 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason. Such Amended Series A Stock
NSOs are exercisable as  follows:  as to 1,250 shares on June
1, 2000; as to 1,750 shares on June 1, 2001 and as to 3,000 shares on June 1, 2002. Mr. Kennedy's NSOs will expire on
August 1, 2007 or, if earlier, the date his employment is terminated by the Company for cause or the date he voluntarily terminates his employment without good reason.

          Effective June 1, 1997, M. W. Miller, Jr. was granted
an Appreciation  Option  with  respect  to  appreciation  in the Company's  total market capitalization (as defined) from
and after   June   1,  1997.   See  "Proposal  4  Approval   of
Appreciation Option for M.W. Miller, Jr." below for a more definitive discussion of such grant (which is subject
to  and conditioned upon a specific  vote  of  approval   by   the
shareholders of the Company.)

Accounting Effect

The  Company anticipates that the aforementioned
Awards will result in a significant non-cash charge to earnings which is expected to be recognized in the fourth quarter.
As a result of the accounting treatment for such non-cash charge, the Company does not expect any change to its net worth. As of the date hereof the amount of such charge is indeterminate.

Federal Income Tax Effects

    The following is a general summary of the principle federal income tax effects under current law to award recipients and to the Company in connection with the various awards which may be granted under the 1997 LTSIP Restatement. These descriptions do not purport to cover all of the potential tax consequences with respect to such awards.

     (i)  An NSO (including for this purpose an RO relating to
Common  Stock)  is a right to purchase a specified number
of shares  of  Common Stock or Preferred Stock at a fixed
option price over a specified period of time.  In the case of an  NSO to purchase shares of Preferred Stock, the specified number of shares acquirable upon exercise thereof may, as determined by the  Committee  and specified in the agreement evidencing the NSO,  be  increased (without a corresponding increase in the aggregate  option price) to include a number of shares
based upon  dividends which would have been received by the
optionee if he  had  owned  outright the shares he is
acquiring  upon exercise of the NSO between the date of its
grant and the date of such  exercise.  An optionee will realize no  income  for federal income tax purposes upon the grant of a
NSO under  the 1997  LTSIP  Restatement, but will recognize
income  upon  the exercise  of the NSO in an amount equal to the excess  of  the fair  market  value  of the  shares
received  upon  exercise (including dividend accrual shares of
Preferred Stock  in  the case  of a NSO to acquire shares of
Preferred Stock) over  the aggregate amount  paid to acquire
such shares.   Subject to certain limitations imposed by
Section 162(m) of the Code (see discussion below), the Company will be entitled to a deduction for federal income tax purposes in the same year as, and in an amount equal to, the income recognized by the optionee. The optionee's adjusted basis for the shares of Common Stock or Preferred Stock received upon exercise will be the fair market value of such shares as of the date of exercise.

    (ii) An ISO is a right to purchase at a fixed option price, over a period not to exceed ten years, a specified number of shares of Common Stock (an ISO may not be granted to purchase shares of Preferred Stock), that complies with
Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). An optionee who receives an ISO under the 1997 LTSIP Restatement will recognize no income for federal income tax purposes upon either the grant or the exercise of such ISO. Income will be taxable to the optionee upon the sale of the shares acquired. In general, the adjusted basis for the shares of Common Stock received upon exercise will be the option price paid with respect to such shares. The Company will not be entitled to a deduction upon the exercise of an
ISO.   However, if the shares are sold within a period of one
year from the date of exercise, the optionee will recognize compensation income in an amount equal to the lesser of the excess of the fair market value on the date of exercise over the option exercise price, or the excess of the price received upon sale over the option exercise price, and the Company would be entitled to a corresponding deduction, subject to the limitations imposed under Section 162(m) of the Code (see discussion below). The amount by which the fair market value of the shares of Common Stock received upon the exercise of an ISO exceeds the exercise price is an item of tax adjustment under the Code and is therefore included in alternative minimum taxable income.

     (iii)     An RSA is Common Stock or Preferred Stock
that is  transferred subject to a risk of forfeiture under
certain circumstances and restrictions on transfer of
ownership. RSAs may be made with or without cash payment by the employee. An individual who receives a grant of restricted stock who does not elect to be taxed at the time of grant will not recognize income upon  an award of shares of Common Stock or  Preferred
Stock, and  the Company will not  be entitled to a  deduction
until the termination  of  the  restrictions.   Upon
such termination, the individual will recognize ordinary income in an amount equal to the fair market value of the Common Stock or Preferred Stock at that time (less any amount paid by the employee for such shares), and the Company will be entitled to a deduction in the same amount, subject to the limitations imposed under Section 162(m) of the Code (see discussion below). However, the individual may elect to recognize ordinary income in the year the restricted stock award is granted in an amount equal to the fair market value of the shares of Common Stock or Preferred Stock subject to such award at that time, determined without regard to the restrictions. In that event, the Company will be entitled to a deduction in such year and in the same amount. Any gain or loss recognized by the employee upon subsequent disposition of the stock will be capital in nature.

     (iv) A PU or AO is a promise by the Company to make payment contingent upon the achievement of one or more performance targets. Amounts payable in respect of PUs or AOs are payable in cash, in shares of Common Stock, in shares of Preferred Stock or in a combination of cash and Common Stock and/or Preferred Stock. For PUs or AOs, any cash plus the fair market value of any Common Stock and/or Preferred Stock received as payment under the 1997 LTSIP Restatement over any amounts paid to exercise an AO will be considered ordinary income to the recipient in the year in which paid, and the Company will be entitled to a deduction in the same year and in the same amount, subject to the limitations imposed under
Section 162(m) of the Code (see discussion below).

     Section 162(m) of the Code limits deductibility of certain compensation for the Company's Chief Executive Officer and the additional four executive officers of the Company who are highest paid and employed at year end to $1 million per year unless certain conditions are met which result
in compensation   being   characterized  as
"performance based" compensation.   Awards  under the Plan will
not satisfy the conditions necessary to cause the compensation earned under them to qualify as "performance-based" compensation which is not subject to the deductibility limit of Section 162(m) of the Code. It is the position of the Board of Directors that the mechanistic approach necessary in the design of incentive compensation in order to satisfy the criteria under Section 162(m) of the Code for compensation to be "performance based" would unnecessarily compromise the best interests of the Company and its shareholders.

     Certain  provisions in the Plan may afford the recipient
of an  Award  under  the  Plan with  special protections    or
payments which are contingent upon a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the Company's assets. To the extent triggered by the occurrence of any such event, these special protections or payments may constitute "parachute payments"
which,   when  aggregated with  other  "parachute payments"
received by the recipient could result in the recipient receiving "excess parachute payments". The Company would not be allowed a deduction for any such "excess parachute
payments"   and  the  recipient  of  such  "excess parachute
payments" would be subject to a nondeductible 20% excise tax upon such payments in addition to income tax otherwise owed with respect to such payments.

          The foregoing summary of the proposed 1997 LTSIP Restatement is qualified in its entirety by reference to the specific provisions of the 1997 LTSIP Restatement the full text of which is set forth as Appendix C hereto. The 1997 LTSIP Restatement does not extend the term of the 1992 LTSIP and, therefore, the 1997 LTSIP Restatement will terminate (and no further awards thereunder will be granted after) June 2, 2002. The fair market value of the Company's Common Stock, computed as the average of the high and low sale prices for each, as reported on the American Stock Exchange on [], 1997, was $[] per share. In view of the fact that there is no public market for the Amended Series A Preferred Stock, the fair market value of the Amended Series A Preferred Stock on [], 1997, determined in good faith by the Board of Directors based upon the last sales price of the Amended Series A Preferred Stock in the Private Offering, Resales and Trading through Automated Linkage ("PORTAL") Market of the National Association of Securities Dealers, Inc., as reported to the Company by Jefferies & Company, Inc., was $[] per share.

Vote Required for Approval

     The Board of Directors recommends that shareholders vote FOR Proposal 3. The affirmative vote of a majority of the votes cast by shareholders present or represented by proxy and entitled to vote at the Meeting, a quorum being present, is required to approve this proposal. Unless otherwise instructed the proxies will be voted "FOR" approval of the proposal.


  PROPOSAL 4 - APPROVAL OF APPRECIATION OPTION FOR M.W. MILLER, JR.

      Subject to shareholder approval and pursuant to the
1997 LTSIP  Restatement  (see  Proposal 3  above),  the Board has approved an Appreciation Option for M. W. Miller, Jr.  A copy of  the  Appreciation Option Agreement is attached  hereto
as Appendix  D.   The Board has determined that the
Appreciation Option  to M. W. Miller, Jr. is in the best
interests  of  the Company and its shareholders in order to, and is required  to, retain  the  services of Mr. Miller, who
has been instrumental in developing   the Company's  China
activities  and in successfully  concluding  the Company's  recent
$100 million financing.   The  Appreciation Option would also provide
Mr. Miller with additional incentive to increase the value of the Company based upon its market capitalization thereby directly benefiting the shareholders of the Company by increasing the value of their investments in the Company.

    The  Appreciation Option Agreement provides  Mr. Miller
with  the  right, upon his payment of the Exercise Price  (as defined below) to additional compensation (payable in cash  or in shares of Common Stock or Preferred Stock or a combination thereof, as elected by the Company) based upon 5% of the difference between the market capitalization of the Company as of June  1, 1997 and the market capitalization of the Company as  of the  date  that Mr. Miller exercises the  Appreciation
Option. For purposes  of  the  Appreciation  Option,     the
Company's market capitalization is the total fair market value of the Company's outstanding shares of Common Stock, Preferred
Stock and outstanding options and warrants. In general,  fair market value  is  determined based on the trading  price  of marketable securities and by the Board of Directors as to  the fair  market value for securities for which there is no  ready market.  Fair market value as of the date of exercise  of  the
Option is based on the average fair market value of the 30-day period immediately preceding the date  of  the  Appreciation
Option exercise. On  June  1, 1997,  the  aggregate  market
capitalization of the Company was $161,547,223 million.   Upon
exercise  of his Option, in the event the Company  elects  to settle  the Option with shares of Stock, Mr. Miller  must  pay the Company twenty percent (20%) of the amount he is entitled to receive  upon exercise of the Appreciation Option (before any reduction  as  hereinafter set forth), or  any increment thereof, up  to  an  aggregate maximum  of  $5 million  (the
"Exercise Price") in cash.  In the event the Company elects to settle the Option in cash, the amount of cash Mr. Miller  will receive  will be reduced by the amount of the Exercise  Price.
Because Mr. Miller's Appreciation Option contemplates compensation determined with reference to increases in the Company's market capitalization without restriction, there is no
effective limit on the amount of compensation  which may become payable thereunder. Mr. Miller may exercise his Appreciation Option as of any June 1 or December 1 commencing June 1, 2002 upon 45 days written notice, in whole or in 10% increments. In the event that Mr. Miller exercises his Appreciation Option for less than the total amount available thereunder,  the  percentage increment as to which it is exercised will cease to be available to create additional compensation opportunity for Mr. Miller based upon appreciation thereafter in the Company's market capitalization.  Mr. Miller's Appreciation Option  expires  on
June 1, 2007 and will remain exercisable at any time prior  to such  expiration notwithstanding his termination of employment with  the Company unless such employment is terminated by  the
Company  for  "cause" or is terminated by Mr.  Miller  without
"good  reason."  In keeping with the provisions  of  the  1997
LTSIP Restatement discussed in Proposal 3 - "Change of Control Provisions," in the event of a "change of control of XCL" the Appreciation Option will become immediately exercisable and the Company will be obligated to pay Mr. Miller upon any exercise of his Appreciation Option at least 40% in cash, of the net amount payable in respect of such exercise. This obligation may impede the consummation of a change of control of the Company.

Federal Income Tax Effects

    The following is a general summary of the principal federal income tax effects of Mr. Miller's Appreciation
Option.   Such  description  does not  purport to  cover  all
potential  tax  consequences thereof.   Mr. Miller  will  not
recognize any taxable compensation as a result of his Appreciation Option until his exercise of such Appreciation Option, in whole or in part. Upon such exercise, Mr. Miller shall recognize compensation income taxable at ordinary income rates equal to the net cash he receives (i.e., the cash received less exercise price owed allocable to such cash) and the excess of the fair market value of the common stock and/or preferred stock he receives over the exercise price he paid which is allocable to such stock upon such exercise. Subject to certain limitations imposed by section 162(m) of the Code (see discussion below), the Company will be entitled to a deduction for federal income tax purposes in the same year as, and in an amount equal to, the income recognized by Mr. Miller in connection with such exercise. In the event that Mr. Miller receives shares of Common Stock and/or Preferred Stock upon exercise of his Appreciation Option, his basis in such shares will be equal to their fair market value as of the date of his receipt thereof. Because Mr. Miller is the Chief Executive Officer of the Company, section 162(m) of the Code limits deductibility of certain compensation paid to him to one million dollars per year unless certain conditions are met which result in such compensation being characterized
as "performance  based"  compensation.   The  amount  of
taxable income generated as a result of Mr. Miller's exercise of the Appreciation Option will constitute compensation for purposes of section 162(m) of the Code but will not satisfy the conditions necessary to cause such compensation to qualify as "performance based" compensation which is not subject to the deductibility limit of section 162(m) of the Code. It is the position of the Company that the incentive created by the Agreement  for  Mr.  Miller  to  maximize  the value  of the Appreciation Option of the Company's market capitalization is such that the Appreciation Option is in the best interests of the  Company  and  its shareholders notwithstanding  the
loss pursuant   to   Code  section 162(m)  of  a   deduction
for compensation which may be earned by Mr. Miller for federal income tax purposes pursuant to the Appreciation Option.

Vote Required for Approval

     The Board of Directors recommends that shareholders vote
FOR Proposal 4. The affirmative vote of a majority of the votes cast by shareholders present or represented by proxy and entitled to vote at the Meeting, a quorum being present, is required to approve this proposal. Unless otherwise instructed the proxies will be voted "FOR" approval of the proposal.

                          INDEPENDENT AUDITORS

          The Board of Directors of the Company, upon the recommendation of the Audit Committee, appointed the firm of Coopers & Lybrand to serve as independent accountants of the Company for the fiscal year ending December 31, 1997. Coopers & Lybrand has served as independent accountants of the Company since its inception and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity.

     One or more representatives of Coopers & Lybrand will be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                  SHAREHOLDERS' PROPOSALS FOR
             1998 ANNUAL MEETING OF SHAREHOLDERS

     Pursuant to Rule 14a-8(a)(3)(i) promulgated by the U.S. Securities and Exchange Commission, proposals of shareholders intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company a reasonable time prior to the solicitation of proxies for such meeting to be eligible for inclusion in the Company's proxy statement and proxy relating to that meeting. Assuming the 1998 annual meeting of shareholders is held on May 19, 1998, as provided in the Bylaws, proposals of shareholders intended to be presented at that meeting should be received by the Company prior to January 20, 1998.

                        OTHER BUSINESS

The Board of Directors of the Company knows of no other matters to come before the Meeting, other than those set forth herein and in the accompanying Notice of Special Meeting in Lieu of Annual Meeting of Shareholders. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the accompanying proxies to vote such proxies as in their discretion they may deem advisable.

                         ANNUAL REPORT

    The  Annual  Report of the Company for the  fiscal year
ended December 31, 1996, has been mailed to shareholders on or
about May 15,     1997.  The Annual Report does not form any part
of the material for solicitation of proxies.

                       ADDITIONAL INFORMATION

     The form of proxy and Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.

                              Yours sincerely,

                              MARSDEN W. MILLER, JR.
                              Chairman
                              and Chief Executive Officer

November 10, 1997

                                                   APPENDIX A

     On  October 27, 1997, the Board of Directors of the
Company unanimously adopted the following resolutions:

          RESOLVED: that Article FOURTH of the Certificate of Incorporation be amended and restated by adding the following provisions thereto:

" Simultaneously with the effective date of this Restated Certificate of Incorporation (the "Effective Date"),
     each share of Common Stock, par value $.01 per share,
     issued  and outstanding  immediately prior to the
     Effective  Date  (the "Old  Common  Stock") shall
     automatically  and  without  any action on the part of the
     holder thereof be reclassified  as and   changed into  one-
     []  (1/[])  of  a  share   of   the Corporation's  Common
     Stock, par value $.01 per  share (the "New  Common
     Stock"), subject to the treatment of fractional share
     interests  as  described  below. Each  holder  of  a
     certificate or certificates which immediately prior  to
     the Effective Date represented outstanding shares of Old
     Common Stock (the "Old Certificates", whether one or more)
     shall be entitled to receive upon surrender of such Old Certificates to the Corporation's Transfer Agent, or an
     Exchange Agent appointed   by   the   Corporation,  for
     cancellation,   a certificate or certificates (the "New
     Certificates", whether one  or more) representing the number of whole shares of the New  Common Stock into which and for
     which the shares of the Old   Common Stock  formerly
     represented  by such   Old Certificates  so  surrendered, are
     reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to  receive  New Certificates  (and,  where
     applicable, cash in lieu of fractional shares, as provided below) pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New
     Common  Stock  will  be issued,  and no such fractional
     share interest will  entitle the  holder  thereof  to
     vote, or  to  any  rights  of   a shareholder of the
     Corporation. A holder of Old Certificates shall receive,
     in lieu of any fraction of a  share  of  New
     Common  Stock  to  which  the  holder  would  otherwise   be
     entitled, a cash payment therefor on the basis of the closing price of the Old Common Stock on the
     American  Stock Exchange,  Inc.  on the Effective Date,
     as reported on the composite tape of the American Stock Exchange, Inc. (or in the event the Corporation's
     Common Stock is not so traded on the
     Effective Date, such closing price on the next preceding
     day on  which  such stock was traded on the American
     Stock Exchange, Inc.). The Corporation may retain a third
     party to collect and pool fractional share interests, sell the  same, and  return payment to the holders of the
     interests. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be  issued  shall be
     computed on the basis of the aggregate number  of  shares
     represented by the Old Certificates  so surrendered.   In
     the event that the Corporation's  Transfer Agent  or
     Exchange Agent determines that a  holder  of  Old
     Certificates  has not  tendered all  his  certificates
     for exchange, the Transfer Agent or Exchange Agent shall
     carry forward any fractional share until all certificates
     of that holder  have  been presented for exchange such
     that  payment for fractional shares to any one person
     shall not exceed the value  of one share. If any New
     Certificate is to be  issued in  a  name  other  than that in which the Old  Certificates surrendered for exchange
     are issued, the Old Certificates so surrendered  shall  be
     properly endorsed  and  otherwise  in proper   form  for
     transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, to provide funds for their purchase, or establish to the satisfaction of the Transfer Agent or the Exchange
     Agent that such taxes are not payable."

;and it was further

          RESOLVED: that any share of New Common Stock to be issued in exchange for shares of Old Common Stock and any cash to be paid in lieu of fractional share interests in New Common Stock shall revert in full ownership to the Company one year after the Effective Date if such shares and cash are not claimed by the persons entitled thereto; and it was further

      RESOLVED: that the shares of New Common Stock to be issued in exchange for shares of Old Common Stock shall, upon such issuance, be deemed to have been duly authorized and will be fully paid, validly issued and nonassessable; and it was further

     RESOLVED: that the appropriate officers of the Company be, and they hereby are authorized and directed to adjust the capital accounts of the Company to transfer an amount from capital to surplus to cover the aggregate decrease in the par value of the issued shares of New Common Stock in light of the adoption of the foregoing resolutions; and it was further

       RESOLVED: that the Certificate of Incorporation of the Corporation be amended to reflect the aforementioned amendment to Article FOURTH and restated in accordance with Section 245(b) of the Delaware General Corporation Law to read in its entirety as provided in Appendix B attached hereto and that such Certificate of Incorporation, as so amended and restated (the "Restated Certificate of Incorporation"), be submitted to the stockholders of the Corporation for their approval; and it was further

      RESOLVED: that the appropriate officers of the Corporation are hereby authorized and directed to do all things and to prepare, execute, deliver, file, record and affix the Corporate seal to all agreements, documents and other instruments, their execution thereof to be conclusive evidence of their approval thereof and their authority so to do, including, without limitation, subject to the receipt of the requisite approval of the stockholders, the Restated Certificate of Incorporation, which in their sole judgement are deemed necessary or advisable to implement the foregoing resolutions.


                                                    APPENDIX B

                RESTATED CERTIFICATE OF INCORPORATION
                                 OF XCL LTD.

1. The name of the corporation (which is hereinafter referred to as the "Corporation") is XCL LTD.

2. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 30, 1987, under the name The Exploration Company of
 Louisiana, inc. (the "Original Certificate").

3.          This  Restated Certificate of Incorporation  has
been duly proposed by resolutions adopted and declared advisable by the Board of Directors of the Corporation, duly adopted by the stockholders of the Corporation at a meeting duly called and held, and duly executed and acknowledged by the officers of
the  Corporation  in  accordance  with   the provisions  of
Sections 103, 242 and 245 of the General Corporation Law of the State of Delaware and, restates, integrates and further amends the provisions of the Original Certificate and, upon filing with the Secretary of State in accordance with Section
103, shall thenceforth supersede the Original Certificate as amended by all amendments filed subsequent thereto prior to the date hereof and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Restated Certificate of Incorporation of the Corporation.

4. The text of the Original Certificate, as amended, is hereby amended and restated to read in its entirety as follows:

     FIRST:      The   name   of  this  corporation   (the
"Corporation") is XCL Ltd.

     SECOND:    The address of the Corporation's
registered office in the State of Delaware is 1105 North Market
Street, Suite 1300, in the City of Wilmington, County of New
Castle.

    THIRD:     The nature of the business and the purposes
to be conducted, promoted and carried on are:

                    To engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law, either for its own account, or for the account of others as agent, and either as agent or principal, to enter upon or engage in any kind of business of any nature whatsoever, which corporations organized under the Delaware General Corporation Law may engage; to the extent not prohibited thereby, to enter upon and engage in any kind of business of any nature whatsoever and to acquire real property and personal property in any other state of the United States of America, any foreign nation, and any territory of any country to the extent permitted by the laws of such other state, nation or territory.

      FOURTH:   A.  The total number of shares and
the  par value,  if any, of each class of stock which the
Corporation is authorized  to  issue  shall  be  2,400,000
shares  of "Preferred   Stock,"  par  value  $1.00   per
share, and 500,000,000 shares of "Common Stock," par value of
$0.01 per share.  Simultaneously  with  the  effective  date  of
this Restated Certificate  of  Incorporation  (the   "Effective
Date"),  each  share  of Common Stock, par  value  $.01  per share,  issued  and  outstanding immediately  prior  to  the
Effective  Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed into one-[] (1/[]) of a share of the Corporation's Common Stock, par value  $.01  per  share
(the "New  Common  Stock"), subject  to  the  treatment  of
fractional share interests as described below. Each  holder of a certificate or certificates which immediately prior to the
Effective  Date represented outstanding shares  of  Old Common
Stock (the "Old Certificates", whether one or  more) shall  be entitled to receive upon surrender  of  such  Old Certificates to  the Corporation's Transfer  Agent,  or  an Exchange  Agent
appointed   by   the   Corporation,   for cancellation,  a
certificate  or  certificates  (the  "New Certificates", whether one or more) representing the  number of whole shares of the New
Common Stock into which and  for which the shares  of  the  Old
Common  Stock   formerly represented  by  such Old Certificates so
surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates (and, where applicable, cash in  lieu  of  fractional shares,  as  provided  below) pursuant to the provisions hereof. No certificates or  scrip
representing fractional share interests in New Common  Stock will  be issued, and no such fractional share interest  will entitle the holder thereof to vote, or to any rights of a shareholder of the Corporation. A holder of Old Certificates shall receive, in lieu of any fraction of a share of New Common Stock to which the holder would otherwise be entitled, a cash payment therefor on the basis of the closing price of the Old Common Stock on the American Stock Exchange, Inc. on the Effective Date, as reported on the composite tape of the American Stock Exchange, Inc. (or in the event the Corporation's Common Stock is not so traded on the Effective Date, such closing price on the next preceding day  on which  such stock was traded on the American  Stock
Exchange, Inc.). The Corporation may retain a third party to collect and pool fractional share interests, sell the  same, and  return payment to the holders of the interests. If more than  one  Old Certificate shall be surrendered at one  time for  the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates  shall be issued  shall be computed on the basis of the  aggregate number of  shares represented by the Old  Certificates  so
surrendered.   In the event that the Corporation's  Transfer
Agent or Exchange Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange,  the Transfer Agent or Exchange Agent shall  carry forward any fractional share until all certificates of  that holder  have  been presented for exchange such that  payment for fractional shares to any one person shall not exceed the value  of one share. If any New Certificate is to be  issued in a  name  other  than that in which the Old  Certificates
surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in
proper   form  for  transfer,  and  the  person  or  persons
requesting  such  exchange shall affix any  requisite  stock transfer tax stamps to the Old Certificates surrendered,  to provide funds for their purchase, or establish to the satisfaction of the Transfer Agent or the Exchange Agent that such taxes are not payable. The Board of Directors  be and
hereby     is authorized to issue all or any part  of  the
unissued  shares  of Preferred Stock and Common  Stock  thus authorized  without  further  action  by  the  stockholders, unless such action is required by law or by the rules of any stock  exchange  on which the Corporation's  securities  are then listed.  The number of shares of the  Preferred  Stock
initially authorized  to be issued  as  Amended  Series  A,
Cumulative Convertible Preferred Stock[,] [and]  Series  B,
Cumulative Preferred  Stock  [and  Series  F,   Cumulative
Convertible Preferred Stock] and the relative rights and preferences of such shares are set forth in Paragraphs B[,] and [C] [and D], of this Article FOURTH. Authority is hereby expressly vested in the board of directors to increase the number of authorized shares of such series of Preferred
Stock and to divide the Preferred Stock into additional series and, within the limitations imposed by applicable law, to fix and determine the relative rights and preferences of the shares of any series so established by resolution of the board of directors and to provide for the issuance thereof. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. All shares of Preferred Stock shall be identical except as to the following relative rights and preferences, as to which there may be variations between different series:

    (1)  the rate of dividend;

    (2) the price at and the terms and conditions on which shares may be redeemed or otherwise purchased;

    (3) the amount payable upon shares in the event of dissolution of the Corporation;

    (4) sinking fund provisions for the redemption or purchase of shares;

    (5) the terms and conditions on which the shares may be converted, if the shares of a series are issued with the privilege of conversion;

    (6)  voting rights; and

    (7)     such   other   preferences   and relative,
participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors.

          B. The Corporation shall have the authority to issue up to [] shares of Preferred Stock, which shall be
designated   Amended   Series  A,   Cumulative   Convertible
Preferred Stock (the "Amended Series A Preferred Stock"), each share of Amended Series A Preferred Stock being
identical  with  each  other  share  of  Amended  Series   A
Preferred Stock and all shares of Amended Series A Preferred Stock having the following characteristics, rights and preferences:

          Section  1.      Designation; Number of  Shares.
The shares of the series authorized by this resolution shall be designated  as  Amended  Series  A,  Cumulative  Convertible
Preferred  Stock  (the  "Convertible  Preferred  Stock"     or
"Amended Series A Preferred Stock"). The number of shares initially constituting such series shall be limited to [] Million [] Hundred Twenty Thousand ([]). Such number of shares may be decreased, at any time and from time to time, by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Convertible Preferred Stock to a number less than the number of shares then outstanding.

     Section 2.     Dividends.

        (a) Amount.   The  holders of Convertible Preferred
Stock shall be entitled to receive, when, as and if declared by the  Board of Directors, out of funds legally  available for
the payment of dividends, dividends  at  the     rate  of
$8.075  per  share  per annum, and no  more,  payable  semi
annually,  on May 1, and November 1 in each year, commencing
November 1, 1997, except that if such date is not a business day then such dividend shall be payable on the next succeeding business day (the "Dividend Payment Date" or
"Dividend  Payment  Dates")  (as  used  herein,   the   term
"business day" shall mean any day except a Saturday,  Sunday or day  on  which  banking institutions are  authorized  or
required by law to close in New York City or in the City of Lafayette, Louisiana). Such dividends shall be cumulative
(whether   or not  declared)  and  shall  accrue,  without
interest, from the first day in which such dividend  may  be payable as provided herein, except that with respect to  the first semi-annual dividend, such dividend shall accrue  from the date of issuance of such shares of Convertible Preferred
Stock (the  "Issue Date").  Dividends shall be  payable  to
holders  of record  as they appear on  the  share  transfer
records  of the Corporation on such record dates as  may  be fixed  by  the Board of Directors, not more than sixty  (60) days nor  less  than ten (10) days preceding such  Dividend
Payment Date.  Dividends in arrears may be declared and paid at any  time,  without  reference to any  regular Dividend
Payment  Date, to holders of record on such date,  not  more than sixty (60) days preceding the payment date thereof,  as may be fixed by the Board of Directors of the Corporation. The amount of dividends payable on shares of Convertible Preferred Stock for each full semi-annual dividend period (the "Semi-
Annual Dividend"), shall be computed by dividing by  two  the annual rate  per  share  set  forth in  this subsection (a).
During the period commencing on the Issue Date to and including the Dividend Payment Date on November 1, 2000, dividends shall be paid in additional fully paid and nonassessable shares of Convertible Preferred Stock (the "Preferred Dividend Stock"), and, thereafter, dividends shall be paid in cash, or, at the sole election of the Corporation, in shares of Preferred Dividend Stock.
The amount   of Preferred Dividend  Stock  payable  on the
Convertible  Preferred Stock for each  semi-annual  dividend period shall be computed by dividing the amount of the  full
SemiAnnual  Dividend by eighty-five  (85).   No  fractional shares
of Preferred Dividend Stock shall be issued by the Corporation. Instead of any fractional share of Preferred
Dividend Stock that would otherwise be issuable to a holder by way of a dividend on the Convertible Preferred Stock, the Corporation shall either (i) pay a cash adjustment in respect of such fractional share in an amount equal to the same fraction of $85.00 computed to the nearest whole cent or (ii) aggregate all such fractional shares into a whole number of shares and sell such aggregated fractional shares on behalf of the holders entitled thereto in a public or private sale and distribute the net cash proceeds from the sale thereof to such holders pro rata. If the Corporation shall elect so to aggregate and sell such fractional shares, it shall endeavor to use its best efforts to secure the best available sales price for such shares but shall not be obligated to secure the highest price obtainable for such shares. The amount of Preferred Dividend Stock issuable to a holder by way of a dividend shall be computed on the basis of the aggregate number of shares of Convertible Preferred Stock registered in such holder's name on the record date fixed for the payment of such dividend. Dividends payable on the Convertible Preferred Stock for any period less than a full semiannual period shall be computed on the basis of a 360-day year of twelve 30-day months.

     (b)   Priority.   If  dividends  upon  any  shares  of
Convertible Preferred Stock, or any other outstanding class or series of Stock of the Corporation ranking on a parity with the Convertible Preferred Stock as to dividends, are in arrears, all dividends or other distributions declared upon each class or series of such Stock (other than dividends paid in Stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends and upon liquidation, dissolution or winding up) may only be declared pro rata  so  that in all cases the amount of dividends or
other distributions declared per share on the Convertible Preferred Stock and such class or series bear to each other the same ratio that the accrued and unpaid dividends per share on the shares of the Convertible Preferred Stock  and such
class or  series bear to each other.  Except  as  set
forth above, if dividends upon any shares of Convertible Preferred Stock are in arrears: (i) no dividends (in cash, Stock or other property) may be paid, declared or set aside for payment or any other distribution made on any Stock of
the Corporation ranking junior to the Convertible Preferred Stock as to dividends (other than dividends or distributions in Stock  of  the  Corporation  ranking  junior  to the
Convertible  Preferred  Stock  as  to  dividends  and     upon
liquidation,   dissolution   or   winding   up)   and     upon
liquidation, dissolution or winding up; and (ii) no Stock of the Corporation ranking junior to or on a parity with the Convertible Preferred Stock as to dividends may be redeemed, purchased or otherwise acquired by the Corporation, except by conversion of such Stock into, or exchange of such Stock for, Stock of the Corporation ranking junior to the Convertible Preferred Stock as to dividends and upon liquidation, dissolution or winding up.

     (c) No Interest. No interest, sum of money in lieu of interest, or other property or securities shall be payable in respect of any dividend payment or payments which are accrued but unpaid. Dividends paid on shares of Convertible Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

     Section 3.     Conversion Privilege.

          (a)   Right  of Conversion.  At any time on  or
after May 20, 1998 (the "Conversion Date"), each share of Convertible Preferred Stock shall be convertible at the
option   of   the  holder  thereof  into  fully   paid   and
nonassessable  shares of Common Stock ("Conversion  Stock"), at a conversion rate per full share of Convertible Preferred Stock determined by dividing $85.00 by the conversion price per share of Common Stock in effect on the date such share is surrendered for conversion, or into such additional or other securities, cash or property and at such other rates as required  in accordance with  the  provisions  of  this Section
3,  except that if shares  have  been  called  for redemption, the conversion right will terminate  as  to  the shares  called for redemption at 5:00 p.m.  New  York  City time,  on the
business day prior to the date fixed for  such redemption.
For purposes  of   this   resolution, the "conversion price"
per share of Convertible Preferred Stock shall initially be $0.50 and shall be adjusted from time to time in accordance with the provisions of this Section 3. For purposes of this resolution, the "conversion rate" per share of Convertible Preferred Stock shall initially be 170 shares of Conversion Stock and shall be adjusted from time to time in accordance with the provisions of this Section 3. Each share of Convertible Preferred Stock may be converted in whole or in part.

          (b)   Conversion Procedures.  Any holder of shares
of Convertible Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Convertible Preferred
Stock   at  the  office  of  the  transfer  agent  for   the
Convertible   Preferred   Stock,   which   certificate or
certificates, if the Corporation shall so require, shall be duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation or in blank, accompanied by irrevocable written notice to the Corporation that the holder elects to convert such shares of Convertible Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

      Except as otherwise described in Section 3(i) or in this paragraph, no payments or adjustments in respect of dividends on shares of Convertible Preferred Stock surrendered for conversion, whether paid or unpaid and whether or not in arrears, or on account of any dividend on the Conversion Stock issued upon conversion shall be made by the Corporation upon the conversion of any shares of Convertible Preferred Stock at the option of the holder, including, without limitation, the special conversion rights provided in Section 4. The holder of record of shares of Convertible Preferred Stock on a dividend record date who surrenders  such  shares for conversion  during  the  period between  such  dividend  record date and  the  corresponding
Dividend  Payment  Date  will be  entitled  to  receive  the dividend on such Dividend Payment Date notwithstanding the conversion of such shares; provided, however, that unless such shares, prior to such surrender, had been  called  for
redemption on  a redemption date during the period  between
such  dividend record date and the Dividend  Payment  Date,
such shares must  be  accompanied,  upon  surrender      for
conversion, by payment from the holder to the Corporation of an amount equal to the dividend payable on such shares on that Dividend Payment Date.

          The Corporation shall, as soon as practicable after such surrender of certificates evidencing shares of Convertible Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, delivered at such office of such transfer agent to the person for whose account such shares of Convertible Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as hereinafter provided. Such conversion shall be deemed to have been made as of the date of such surrender of the shares of Convertible Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Convertible Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

          (c) Adjustment  of Conversion Price  and Conversion
Rate.   The conversion price at which a share of Convertible
Preferred Stock is convertible into Common Stock, and the conversion rate at which shares of Conversion Stock are issuable upon conversion of Convertible Preferred Stock, shall be subject to adjustment in certain events including, without duplication, the following:

               (i) In case the Corporation shall pay or make a dividend or other distribution on its Common Stock exclusively in Common Stock to all holders of its Common Stock, the conversion price in effect at the opening of business on the business day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of  shares of Common Stock outstanding  at  the
     close  of business  on  the  date fixed  for   such
     determination and the denominator shall be the sum of such number of shares and the total number of shares constituting or included in such dividend or other
     distribution,   such  reduction  to  become   effective
     immediately after the opening of business  on  the  day
     following  the date fixed for such determination.   For
     the purposes of this paragraph (i), the number of shares of Common Stock at any time outstanding shall
     not     include  shares  held  in  the  treasury  of  the
     Corporation.   The  Corporation  shall  not   pay   any
     dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.

                    (ii) In case the Corporation shall pay or
     make  a dividend  or  other distribution on  its  Common
     Stock consisting exclusively of, or shall otherwise issue
     to all holders  of its Common Stock, rights  or  warrants entitling the  holders thereof  to  subscribe  for  or purchase shares of
     Common Stock at a price  per  share less  than the  Market
     Price per share (determined  as provided in paragraph (vi) of this Section 3(c)) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business  on the day following the date  fixed  for such
     determination shall be reduced by multiplying such
     conversion  price by a fraction of which the  numerator
     shall   be  the  number  of  shares  of  Common   Stock
     outstanding at the close of business on the date  fixed
     for such  determination plus the number of  shares  of
     Common Stock which the aggregate of the offering  price
     of  the  total  number of shares  of  Common  Stock  so
     offered for subscription or purchase would purchase  at
     such  Market  Price and the denominator  shall  be  the
     number of  shares of Common Stock outstanding  at  the close
     of business  on  the  date  fixed  for   such
     determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to
     become effective immediately after the opening  of
     business  on the day following the date fixed for  such
     determination.  In case any rights or warrants referred to in this  paragraph (ii) in  respect  of  which  an
     adjustment   shall   have  been     made   shall expire
     unexercised, the conversion price shall be readjusted at the time of such expiration to the conversion price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

    (iii) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be
proportionately  reduced,  and  conversely,   in   case
outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

               (iv)  Subject  to  the  last  sentence  of  this
paragraph (iv), in  case the  Corporation  shall, by
dividend or otherwise, distribute to all holders of its Common
Stock evidences of its indebtedness, shares of
any  class  or series of capital stock, cash or  assets
(including  securities,  but excluding  any  rights  or
warrants  referred  to  in  paragraph  (ii)   of   this Section
3(c), any  dividend  or  distribution   paid
exclusively  in  cash and any dividend or  distribution
referred to in paragraph (i) of this Section 3(c)), the
conversion  price in effect on the day  following  the date
fixed  for the payment of such distribution  (the date  fixed for  payment  being referred  to  as  the "Reference Date")
shall be reduced by multiplying  such conversion  price by a fraction of which the numerator shall  be  the  Market Price per share  (determined as provided in paragraph (vi) of this
Section 3(c)) of the Common Stock on the Reference Date less the fair market value  (as determined in good faith by  the
Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) on the
Reference Date of the portion of the evidences     of
indebtedness, shares of capital stock, cash and  assets so
distributed applicable to one share of Common Stock, and  the denominator shall be such  Market  Price  per share  of  the
Common Stock, such reduction  to  become effective immediately prior to the opening of  business on  the day following the
Reference Date.  If the Board of  Directors determines the fair market value  of  any distribution  for  purposes of this
paragraph  (iv) by reference  to the actual or when issued
trading  market for any securities comprising such  distribution, it must  in  doing so consider the prices in  such  market over the same period used in computing the Market Price per share of
Common Stock pursuant to paragraph (vi) of this  Section  3(c).
For purposes  of  this  paragraph (iv), any dividend or
distribution that includes shares of  Common Stock or rights or warrants to subscribe for or  purchase shares of Common Stock shall be deemed  to be  (A) a dividend or distribution of the evidences  of indebtedness,  cash, assets or shares of capital stock other  than  such shares of Common Stock or  rights  or
warrants   (making  any  conversion   price   reduction
required  by this paragraph (iv)) immediately  followed by  (B)
a  dividend or distribution of such shares  of Common  Stock
or such rights or warrants  (making  any further   conversion
price  reduction   required  by paragraph (i) or (ii) of this
Section 3(c)), except (1) the Reference Date of such dividend or distribution as defined in this paragraph (iv) shall be substituted as "the  date  fixed for the determination of stockholders entitled
to receive such   dividend   or    other distribution," "the date fixed
for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of paragraphs (i) and (ii) of this Section 3(c) and (2) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (i) of this
Section 3(c).

     (v) In case the Corporation shall pay or make a dividend or other distribution on its Common Stock in cash (excluding
(A) cash that is part of a distribution referred to in paragraph (iv) above and (B) in the case of any quarterly cash dividend on the Common Stock, the portion thereof that does not exceed the per share amount of the next preceding quarterly cash dividend on the Common Stock (as adjusted to appropriately reflect any of the events referred to in paragraphs (i), (ii), (iii), (iv) and (v) of this Section 3(c)), or all of such quarterly cash dividend if the amount thereof per share of Common Stock multiplied by four does not exceed 15% of the Market Price per share (determined as provided in paragraph (vi) of this Section 3(c)) of the Common Stock as of the trading day next preceding the date of declaration of such dividend, the conversion price in effect immediately prior to the opening of business on the day following the date fixed for the payment for such distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the Market Price per share (determined as provided in paragraph (vi) of this Section 3(c)) of the Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed and not excluded as provided above applicable to one share of Common Stock, and the denominator of which shall be such Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution.

     (vi)  For  the  purpose of any computation  under
paragraph (ii), (iii), (iv) or (v) of this Section 3(c) or
Section 3(d), the Market Price per share of  Common Stock on any date shall be deemed to be the average  of
the Market Prices for the five consecutive trading days ending with  and  including  the  date  in  question;
provided,  however,  that (A)  if  the  "ex"  date  (as
hereinafter  defined)  for any event  (other  than  the
issuance  or  distribution requiring such  computation) that requires  an  adjustment to the conversion  price pursuant  to
paragraph (i), (ii), (iii), (iv)  or     (v)
above  ("Other  Event") occurs after the fifth  trading day
prior to the date in question and prior to the "ex" date  for the issuance or distribution requiring such computation (the "Current Event"), the Market Price for each trading day prior to the "ex" date for such Other Event shall be adjusted by multiplying such Market Price by the same fraction by which the  conversion price is so required to be adjusted as a result of such Other  Event, (B) if the "ex" date for any Other
Event occurs after the "ex" date for the Current Event and on or  prior to the date in question, the Market Price for each trading day on and after the "ex" date  for  such Other  Event shall be adjusted by multiplying such Market Price by the reciprocal of the fraction by which the conversion price is so
required to be adjusted as a result     of such Other
Event, (C) if the "ex"  date     for
any Other Event occurs on the "ex" date for the Current Event, one of those events shall be deemed for purposes of  clauses
(A) and (B) of this proviso to have an "ex" date  occurring
prior to the "ex" date  for  the  other event,     and (D) if
the "ex" date for the Current  Event is  on  or prior to the date in question, after taking into account any adjustment required pursuant to clause (B) of this proviso, the Market Price for each trading day on or after such "ex" date shall be adjusted  by adding thereto the amount of any cash  and the
fair  market  value on the date  in  question  (as
determined in good faith by the Board of Directors in a
manner consistent with any determination of such  value for
purposes of  paragraph  (iv)  or  (v)  of     this
Section  3(c), whose determination shall be  conclusive
and described  in  a  resolution  of  the  Board of
Directors)  of  the  portion of the  rights,  warrants,
evidences of indebtedness, shares of capital  stock     or
assets  being  distributed applicable to one  share  of
Common Stock.  For purposes of this paragraph, the term "ex"
date, (1) when used with respect to any  issuance or
distribution,  means the first date  on  which     the Common
Stock  trades  regular  way  on  the  relevant exchanges  or in the relevant market  from  which  the Market  Price was
obtained without the right to receive such issuance or distribution and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the  time at which such  subdivision or
combination  becomes  effective.   As  used in this
Section  3(c)  or  in Section 3(d),  the  term  "Market
Price"  of the Common Stock for any day means the  last
reported sale price, regular way, on such day,  or,  if no
sale  takes place on such day, the average  of  the
reported  closing  bid and asked prices  on  such  day,
regular way,  in either case reported on the  American
Stock Exchange ("AMEX") Consolidated Transaction Tape, or,  if
the Common Stock is not listed or admitted  to
trading  on  the  AMEX on such day,  on  the  principal
national securities exchange on which the Common  Stock is
listed or admitted to trading, if the Common  Stock is  listed
on a national securities exchange,  or   the
National  Market  Tier  of  The  Nasdaq  Stock   Market
("Nasdaq NMS") or, if not listed or admitted to trading on
such quotation system, on the principal  quotation system  on which the Common Stock may  be  listed  or admitted  to
trading or quoted or, if  not  listed  or admitted   to
trading  or quoted  on  any   national securities exchange or
quotation system, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the day in question as reported by the National Quotation
Bureau Incorporated, or similar generally accepted reporting service, or, if not so available in such manner, as furnished by any AMEX member firm selected from time to time by the Board of Directors of the Corporation for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors of the Corporation.

    (vii)      No adjustment in the conversion  price shall
be required unless such adjustment would require
an  increase  or  decrease  of  at  least  1%  in  the
conversion   price;   provided,   however,  that any
adjustments which by reason of this paragraph (vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

       (viii)     Whenever  the  conversion  price   is
adjusted as herein provided:

                    (A)    the   Corporation  shall make   an
     appropriate corresponding proportional  adjustment to
     the conversion  rate  which  shall   become
    effective when the adjustment to the conversion price becomes effective;

                    (B)   the  Corporation  shall  compute
     the adjusted conversion price and conversion rate and shall prepare a certificate signed by a Vice President or the Treasurer of the Corporation setting forth the adjusted conversion price and conversion rate and showing in reasonable detail the facts upon which such adjustments are based, and such certificate shall forthwith be filed with the transfer agent for the Convertible Preferred Stock; and

                    (C)   as  soon  as  practicable  after
     the adjustments, the Corporation shall mail to all record holders of Convertible Preferred Stock at their last addresses as they shall appear in stock transfer books of the Corporation a notice stating that the conversion price and conversion rate have been adjusted and setting forth the adjusted conversion price and conversion rate.

          (ix) The Corporation from time to time may reduce the conversion price or increase the conversion rate by any amount for any period of time if the period is at least twenty (20) days and the Board of Directors has made a determination that such reduction (or increase) would be in the best interest of the Corporation, which determination shall be conclusive. Whenever the conversion price is reduced
(or the conversion rate increased) pursuant to the preceding sentence, the Corporation shall mail to the record holders of Convertible Preferred Stock a notice of the reduction (or increase) at least fifteen (15) days prior to the date the reduced conversion price (or increased conversion rate) takes effect, and such notice shall state the reduced conversion price (or increased conversion rate) and the period it will be in effect.

          (d)     No  Fractional Shares.  No fractional shares of
Common  Stock  shall  be  issued  upon  conversion  of the
Convertible  Preferred Stock.  If more than one  certificate evidencing  shares of Convertible Preferred Stock  shall be
surrendered  for conversion at such time by the holder,  the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of  shares of
Convertible Preferred Stock so surrendered.  Instead     of
any fractional share of Common Stock that would otherwise be issuable  to  a  holder upon conversion  of  any  shares of
Convertible  Preferred Stock, the Corporation  shall  either
(i) pay  a  cash  adjustment in respect of such  fractional
share  in an amount equal to the same fraction of the Market
Price for the shares of Common Stock as of the day of such conversion or (ii) aggregate all such fractional shares into a whole number of shares and sell such aggregated fractional shares on behalf of the holders entitled thereto in a public or  private  sale and distribute the net cash proceeds  from the sale
thereof  to  such  holders  pro  rata.  If  the
Corporation  should so elect so to aggregate and  sell  such fractional shares, it shall endeavor to use its best efforts to secure the best available sales price for such shares but shall
not  be  obligated  to  secure  the  highest   price obtainable
for such shares.

     (e)  Reclassification, Consolidation, Merger or Sale of
Assets.  In the event that the Corporation shall be a  party to
any  transaction pursuant to which the Common  Stock     is
converted into the right to receive other securities, cash or other property (including without limitation any recapitalization  or reclassification of  the  Common  Stock
(other than a change in par value, or from par value  to no
par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), any consolidation of the Corporation with, or merger of the Corporation into, any other person, any merger or another person into the Corporation (other than a merger which  does
not result  in a reclassification, conversion, exchange     or
cancellation  of  outstanding shares of Common  Stock),  any sale or transfer of all or substantially all of the  assets
of the Corporation or any share exchange), then lawful provisions shall be made as part of the terms of such transaction whereby the holder of each share of Convertible Preferred Stock then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such transaction by a holder of the number of shares of Common
Stock into which such share might have been converted
immediately prior  to such transaction  provided,  however,
that if the holders of Common Stock were entitled  by  the
terms of the transaction to make an election to receive securities, cash or property, or any combination of the foregoing,  lawful provision shall be made as  part  of  the terms of such transaction whereby the holder of each share of Convertible Preferred Stock then outstanding shall have the right  thereafter to convert such share only  into  the kind and  amount  of  securities, cash  or  other  property
receivable upon such transaction by a holder of the number of shares of Common Stock who made one of the elections provided for in such transaction (as determined by the Board of Directors, whose determination shall be conclusive) into which such share might have been converted immediately prior to such transaction. The Corporation or the person formed by such consolidation or resulting from such merger or which acquires such  shares or which acquires  the  Corporation's shares,  as the case may be, shall make provisions  in  its certificate or
articles  of   incorporation   or   other constituting  document
to  establish  such   right.      Such certificate   or   articles
of incorporation or other constituting document shall provide for adjustments which, for events subsequent to the effective date
of  such certificate   or   articles  of   incorporation or other
constituting document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 3. The above provisions shall similarly apply to successive transactions of the foregoing type.

     (f)  Reservation of Shares; Etc.  The Corporation shall at
all  times  reserve  and  keep  available,  free   from
preemptive rights out of its authorized and unissued Common Stock and/or Common Stock held in treasury, solely for the purpose of effecting the conversion of the Convertible Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Convertible Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Delaware, in good faith and as expeditiously as possible, endeavor to cause the authorized number of shares of Common Stock to be increased (or combine or repurchase its outstanding shares of Common Stock) if at any time the number of shares of authorized and unissued Common Stock
and/or   Common  Stock  held  in  treasury,  shall  not   be
sufficient  to  permit  the  conversion  of  all  the   then
outstanding shares of Convertible Preferred Stock.

          If any shares of Common Stock required to be reserved for the purposes of conversion of the Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved as the case may be. If the Common Stock is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the Convertible Preferred Stock, for so long as the Common Stock continues to be so listed.

(g)  Prior Notice of Certain Events.  In case:

                    (i)   the Corporation shall (A) declare
          any dividend (or any other distribution) on its Common Stock, other than (1) a dividend payable in shares of Common Stock or (2) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (B) declare or authorize a redemption or repurchase of in excess of 10% of the then outstanding shares of Common Stock; or

                   (ii)  the  Corporation shall  authorize
          the granting to all holders of Common Stock of
          rights
          or  warrants  to  subscribe for  or  purchase  any
          shares  of stock of any class or series or of  any
          other rights or warrants; or
                (iii)        of any reclassification of Common
          Stock (other than a subdivision or combination  of
          the  outstanding Common Stock, or a change in  par
          value, or from par value to no par value, or  from no
          par   value  to  par  value),   or   of     any
          consolidation  or merger to which the  Corporation is
          party   and     for  which  approval   of     any
          stockholders of the Corporation shall be required, or
          of the sale or transfer of all or substantially all  of the
          assets of the Corporation or  of  any share exchange   whereby
          the   Corporation  is converted  into other securities,
          cash  or  other property; or

                 (iv)     of   the  voluntary  or involuntary
          dissolution,  liquidation or  winding  up  of  the
          Corporation; then  the  Corporation  shall cause to
          be  filed  with  the transfer  agent  for  the Convertible
          Preferred  Stock,  and shall  cause  to be mailed to all
          holders of record  of  the Convertible Preferred Stock at
          their last addresses as  they shall   appear  upon  the  stock
          transfer  books   of the Corporation,  at  least  fifteen  (15)
days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken  for  the purpose of such dividend,  distribution,
redemption,  repurchase, or grant of rights or warrants  or, if a  record is not to be taken, the date as of  which  the
holders of  Common Stock of record to be entitled  to  such
dividend, distribution, redemption, repurchase,  rights     or
warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock, for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

     (h)     Certain  Additional  Rights.   In   case the
Corporation shall, by dividend or otherwise, declare or make a
distribution  on  its  Common  Stock  referred    to in
Section 3(c)(iv) or 3(c)(v) (including, without limitation, dividends or distribution referred to in the last sentence
of Section  3(c)(iv)),  the  holder  of  each        share
of Convertible  Preferred  Stock upon  the  conversion
thereof subsequent  to the close of business on the date
fixed  for the determination of stockholders entitled to
receive such distribution and prior to the effectiveness of the conversion price adjustment in respect of such distribution, shall be entitled to receive for each share of Common Stock
into which  such  share of Convertible Preferred  Stock     is
converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets as distributed applicable
to one share of Common Stock; provided, however, that at the election of the Corporation (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all holders so converting, the Corporation may, in lieu of distributing to such holder any portion of such distribution not consisting of cash or securities of the Corporation, pay such holder an amount in cash equal to the fair market value thereof (as determined in good  faith
by the  Board  of  Directors,  which  determination  shall
be conclusive).     If any conversion of a share  of  Convertible
Preferred Stock described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the holder of the share of Convertible Preferred Stock so converted is entitled
to receive   in  accordance  with  the  immediately   preceding
sentence,  the  Corporation may elect (such election  to
be evidenced  by  a  resolution of the Board of  Directors)
to distribute  to  such holder a due bill  for  the  shares
of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such holder is so entitled, provided that such due bill (a) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (b) requires payment or delivery of such shares of
Common     Stock,   rights,   warrants,   evidences
of indebtedness,  shares of capital stock, cash  or  assets
no later  than  the  date  of payment or  delivery  thereof
to holders   of     shares   of  Common  Stock   receiving
such distribution.

     (i)  Mandatory Conversion Right.

          (i) At any time after November 20, 1997, and provided that the Corporation is current in the payment of dividends on the Convertible Preferred Stock to the Mandatory Conversion Date, the Corporation may, at its option, require the conversion of all the outstanding shares of Convertible Preferred Stock. The Corporation may exercise  this  option only  if  for  twenty  (20)
     trading days  within  any  period  of   thirty  (30)
     consecutive  trading days, including the  last  trading
     day of such period, the Current Market Price (as defined in subparagraph (iii) below) of the Common Stock equals or exceeds 150% of the current conversion
     price   of   the Convertible  Preferred  Stock, such
     conversion price to be subject to adjustments in the same manner and for the same events as the conversion price in Section 3. In order to exercise its mandatory conversion option, the Corporation must issue a press release for publication on the Dow Jones News Service,
     Reuters, Bloomberg,  or  other  widely   disseminated
     publicly available financial news service, announcing the effective date of the mandatory conversion of the Convertible Preferred Stock (the "Mandatory Conversion Date") prior to the opening of business on the second trading day after any period in which the condition in the preceding sentence has been met, but in no event prior to November 20, 1997. The press release shall announce the Mandatory Conversion Date and provide the current conversion price, current conversion rate and Current Market Price of the Common Stock, in each case as of the close of business on the trading day next preceding the date of the press release. Effective on the Mandatory Conversion Date, all of the issued and outstanding shares of Convertible Preferred Stock shall be converted into fully paid and non-assessable shares of Common Stock at such current conversion price and current conversion rate set forth in such press release in the manner provided in this Section 3. Effective as of the close of business on the Mandatory Conversion Date, the shares of Convertible Preferred Stock shall no longer be deemed to be issued and outstanding  and
     certificates evidencing  such  Stock   shall   solely
     evidence the right to receive the shares of Common Stock issuable in such conversion.

           (ii)  Notice  of  the exercise of  the
     Mandatory Conversion Right will be given by first-class
     mail  to the record holders of the Convertible Preferred
     Stock not more  than  four  (4)  business  days  after
     the Corporation  issues the press release.   The
     Mandatory Conversion Date will be a date selected by the Corporation not less than thirty (30) nor more than sixty (60) days after the date on which the Corporation issues the press release announcing its intention to exercise its Mandatory Conversion Right.

               (iii) The term "Current Market Price' of the Common Stock for any day means the reported closing bid price, regular way, on such day, as reported on the AMEX, or, if the Common Stock is not listed or admitted to trading on the AMEX on such day, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, if the Common Stock is listed on a national securities exchange, or the Nasdaq NMS or, if the Common Stock is not quoted or admitted to trading on such quotations system, on the principal quotation system in which the Common Stock may be listed or admitted to trading or quoted or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or similar generally accepted reporting service, or, if not so available in such manner, as furnished by any AMEX member firm selected from time to time by the Board of Directors of the Corporation for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors of the Corporation, which determination shall be conclusive. Section

4.     Special Conversion Rights.

          (a)   Change  of  Control.  Upon the occurrence  of
a Change of Control (as defined in Section 4(e)) with respect to the Corporation, each holder of Convertible Preferred Stock shall have the right, at the holder's option, for a period of thirty (30) days after the mailing of a notice by the Corporation that a Change of Control has occurred, to convert all, but not less than all, of such holder's
Convertible Preferred  Stock  into  Common  Stock  of   the
Corporation at an adjusted conversion price per share equal to the Special Conversion Price (as defined in Section 4(e)). The Corporation may, at its option, in lieu of providing Common Stock upon any such special conversion, provide the holder with cash equal to the Market Value (as defined in Section 4(e)) of the Common Stock multiplied by the number of shares of Common Stock into which such Convertible Preferred Stock would have been convertible immediately prior to such Change of Control at an adjusted conversion price equal to the Special Conversion Price. The special conversion right arising upon a Change of Control shall only be applicable with respect to the first Change of Control that occurs after the first date of issuance of any Convertible Preferred Stock. Convertible Preferred Stock which becomes convertible pursuant to a special conversion
right   shall,  unless  so  converted,  remain   convertible
pursuant to Section 3 at the conversion price and conversion rate in effect immediately before the effective date of the Change of Control, subject to subsequent adjustment as provided in Section 3(c).

          (b)   Fundamental Change.  Upon the  occurrence  of
a Fundamental Change (as defined in Section 4(e)) with respect to the Corporation, each holder of Convertible Preferred Stock shall have a special conversion right, at the holder's option, for a period of thirty (30) days after the mailing of a notice by the Corporation that a Fundamental Change has occurred, to convert all, but not less than all, of such holder's Convertible Preferred Stock into the kind and
amount   of cash,  securities,  property  or  other  assets
receivable upon such Fundamental Change by a holder of the number of shares of Common Stock into which such Convertible Preferred Stock would have been convertible immediately prior to such Fundamental Change at an adjusted conversion
price     equal   to  the  Special Conversion  Price.   The
Corporation or a successor corporation, as the case may be, may, at its option and in lieu of providing
the consideration  as  required  above  upon  such   conversion,
provide the holder with cash equal to the Market Value of the Common Stock multiplied by the number of shares of Common Stock into which such Convertible Preferred Stock would have been convertible immediately prior to such Fundamental Change at an adjusted conversion price equal to the Special Conversion Price.

    (c)   Notice.   Upon the occurrence  of  a  Change  of
Control  or  a  Fundamental  Change  with  respect  to     the
Corporation, within thirty (30) days after such occurrence, the Corporation shall mail to each holder of Convertible Preferred Stock a notice of such occurrence (the "Special Conversion Notice") setting forth the following:

                    (i)  the event constituting the Change of
     Control or Fundamental Change;
                    (ii)  the date upon which the applicable
     special conversion right will terminate;
                   (iii)          the Special Conversion Price;
                   (iv) the conversion price and conversion rate then in effect under Section 3 and the continuing conversion rights, if any, under Section 3;
                    (v)  the name and address of the paying
     agent and conversion agent;
                    (vi) that holders who want to convert
     Convertible Preferred  Stock  must  satisfy  the
     requirements   of Section  4(d)  and must exercise such
     conversion right within the thirty (30)-day period after the mailing of such notice by the Corporation;

                    (vii)     that exercise of such conversion
     right shall          be   irrevocable  and  no  dividends
     on     the
     Convertible  Preferred  Stock  (or  portions   thereof)
     tendered for conversion shall accrue from and after the conversion date; and
                  (viii)     that the Corporation (or  a successor
     corporation, if applicable) may, at its option, elect to pay cash (specifying the amount thereof per share) for all Convertible Preferred Stock tendered for conversion.

          (d)   Exercise  Procedures.  A holder  of
Convertible Preferred  Stock must exercise the special
conversion  right within  the thirty (30)-day period after the mailing of  the Special  Conversion Notice or such special
conversion  right shall  expire.   Such right must be exercised
in  accordance with   Section   3(b)  to  the  extent  the
procedures in Section 3(b) are consistent with the special provisions of this Section 4. Exercise of such conversion right shall be irrevocable  and no payments or adjustments  in  respect  of
dividends   on   shares  of  Convertible   Preferred     Stock
surrendered for conversion, whether paid or unpaid and whether or not in arrears shall be made by the Corporation upon exercise of such conversion right. The conversion date with respect to the exercise of a special conversion right arising upon a Change of Control or Fundamental Change shall be the thirtieth (30th) day after the mailing of the Special
Conversion Notice.

          Convertible Preferred Stock which becomes
convertible pursuant to a special conversion right shall, unless converted, remain convertible pursuant to Section 3 into the kind and amount of cash, securities, property or other assets that the holders of the Convertible Preferred Stock would have owned immediately after the Fundamental Change if the holders had converted the Convertible Preferred Stock immediately before the effective date of the Fundamental
Change,   subject to  subsequent  adjustment     under   the
provisions contemplated by Section 3(c), if applicable.

    (e)   Definitions.   The following  definitions  shall
apply to terms used in this Section 4:

               (i)   A  "Change of Control" with respect to
     the Corporation  shall be deemed to have  occurred  at
     the first time after the Issue Date that any person (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act)), including a group (within the meaning of Rule 13d5 under the Exchange Act), together with any of its Affiliates or Associates (as defined below), files or becomes obligated to file a report (or any amendment or supplement thereto) on Schedule 13D or 14D1 pursuant to the Exchange Act, disclosing that such person has become the beneficial owner of either (A) 50% or more
     of the shares of Common Stock  of  the Corporation   then
     outstanding  or   (B)   securities representing  50% or
     more of the combined voting  power of   the  Voting  Stock
     (as defined  below)  of   the Corporation  then
     outstanding; provided  a  Change  of Control  shall  not
     be deemed to have  occurred  with respect   to   any
     transaction  that constitutes   a
     Fundamental Change. As used herein, a person shall be deemed to have "beneficial ownership" with respect to,
     and shall  be  deemed  to  "beneficially  own,"   any
     securities  of  the  Corporation  in  accordance   with
     Section 13 of the Exchange Act and the rules and regulations (including Rule 13d-3, Rule 13d-5 and any successor rules) promulgated by the Securities and Exchange Commission thereunder; provided that a person shall be deemed to have beneficial ownership of all securities that any such person has a right to acquire whether such right is exercisable immediately or only after the passage of time and without regard to the sixty (60)-day limitation referred to in Rule 13d-3 and, provided further, that a beneficial owner of Convertible Preferred Stock shall not be deemed to beneficially own the Common Stock into which such Convertible Preferred Stock is convertible solely by reason of ownership of the Convertible Preferred Stock. An "Affiliate" of a specified person is a person that directly or indirectly controls, or is controlled by or is under common control with, the person specified. An "Associate" of a person means (i) any corporation or
organization,  other  than  the Corporation   or any
subsidiary of the Corporation, of which the person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities; (ii) any trust or estate in which the person has a substantial beneficial interest or as to which the person serves as trustee or in a similar fiduciary capacity; and
(iii) any relative or spouse of the person or any relative of the spouse, who has the same home as the person or who is a director or officer of the person or any of its parents or subsidiaries.

          (ii) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and as in effect on the date hereof.

     (iii) A "Fundamental Change" with respect to the Corporation means (A) the occurrence of any transaction  or event in connection with which  all  or
substantially   all  of  the  Common   Stock   of   the
Corporation shall be exchanged for, converted into, acquired for or constitute solely the right to receive cash, securities, property or other assets (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) or (B) the conveyance, sale, lease, assignment, transfer or other disposal of all or substantially all of the
Corporation's property, business   or   assets;  provided,
however,   that   a Fundamental Change shall not be deemed to
have occurred with respect to either of the following transactions or events: (1) any transaction or event in which more than 50% (by value as determined in good faith by the Board of Directors) of the consideration received by holders of Common Stock consists of Marketable Stock (as defined below); or (2) any consolidation or merger of the Corporation immediately prior to such transaction own, directly or indirectly, (x) 50% or more of the common stock of the
surviving corporation (or  of  the ultimate   parent   of
such  surviving   corporation) outstanding   at  the  time
immediately   after   such consolidation or merger and (y)
securities representing 50% or more of the combined voting power of the surviving corporation's Voting Stock (or for the
Voting Stock   of    the ultimate  parent  of  such  surviving
corporation) outstanding at such time. The phrase "all or substantially all" as used in this definition in reference to the Common Stock shall mean 66% or more of the aggregate outstanding amount of Common Stock.

          (iv) "Voting Stock" means, with respect to any person, capital stock of such person having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          (v) The "Special Conversion Price" shall mean the lesser of the Market Value of the Common Stock and the prevailing conversion price.

               (vi) The "Market Value" of the Common Stock or any other Marketable Stock shall be the average of the last reported sales prices of the Common Stock or such other Marketable Stock, as the case may be, for the five business days ending on the last business day preceding the date of the Change of Control or Fundamental Change; provided, however, that if the Marketable Stock is not traded on any national securities exchange or similar quotation system as described in the definition of "Marketable Stock" during such period, then the Market Value of such Marketable Stock shall be the average of the last reported sales prices per share of such Marketable Stock during the first five business days commencing with the first day after the date on which such Marketable Stock was first distributed to the general public and traded on the New
     York  Stock Exchange
    ("NYSE"), the AMEX, the Nasdaq NMS or any similar system of automated dissemination of quotations of securities prices in the United States.

               (vii)      "Marketable Stock" shall  mean
     Common Stock or common stock of any corporation that is the successor to all or substantially all of the business or assets  of  the  corporation  as  a  result
     of   a Fundamental Change (or of the ultimate parent  of
     such successor),   which  is  (or  will,  upon
     distribution thereof, be) listed or quoted on the NYSE, the AMEX, the Nasdaq NMS or any similar system of automated dissemination of quotations of securities prices in the United States.

          Section 5. General Class and Series Voting Rights. The Convertible Preferred Stock shall have the following voting rights in addition to (i) any special voting
rights specifically required  by  the  laws  of  the   State
of Delaware,(ii) as are provided in Section 6 and (iii) as provided by the provisions of this Restated Certificate of Incorporation of the Corporation:

    (a) So long as any shares of Convertible Preferred Stock remain outstanding, the holders of Convertible Preferred Stock will be entitled to receive notice of any meeting of, and solicitation of any consent from the holders of Common Stock and to vote with the holders of Common Stock on, and to consent to all matters on which the holders of Common Stock are entitled to vote or consent to, respectively. Each share of Convertible Preferred Stock shall be entitled to cast the same number of votes as the full number of shares of Common Stock that are then issuable upon conversion thereof.

          (b)   So  long as any shares of Convertible
Preferred Stock remain outstanding, the vote or consent of the holders of at least two-thirds of the shares of Convertible Preferred Stock outstanding at the time (voting separately as a class) given in person or by proxy, either in writing or at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

                    (i)  The authorization, creation or
     issuance, or any increase in the authorized or issued amount, of any class or series of stock (including any class or series of preferred stock) ranking prior (as
     that  term  is hereinafter defined  in  this  Section   5)
     to     the Convertible
     Preferred Stock; or

                    (ii) The amendment, alteration or repeal,
     whether by merger, consolidation or otherwise, of any  of
     the provisions    of    this   Restated   Certificate
     of Incorporation or of these resolutions which would alter, change or repeal the powers, preferences, or
     special   rights  of  the  shares  of  the  Convertible
     Preferred Stock so as to affect them adversely.

          (c)          The foregoing voting provisions shall
not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Convertible Preferred
Stock shall have been redeemed or sufficient funds and/or shares of Common Stock shall have been deposited in trust to effect such redemption.

          (d)          For  purposes of this resolution, any
class  or series of stock of the Corporation shall be deemed to rank:

               (i) prior to the Convertible Preferred Stock as to dividends or as to distribution of assets upon liquidation, dissolution or winding up, if the holders of such class or series shall be entitled to the receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Convertible Preferred Stock;

               (ii)  on  a parity with the Convertible
     Preferred Stock as to dividends or as to distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates, or redemption or liquidation prices per share thereof shall be different from those of the Convertible Preferred Stock, if the holders of such class or series of stock and the Convertible Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to
     their respective   dividend  rates or  liquidation  prices,
     without preference or priority one over the other as of the date of adoption of this resolution. The
    [Series A], Series B[, Series E] and Series F Preferred
     Stock are on a parity with the Convertible Preferred Stock as to dividends and as to distribution of assets upon liquidation, dissolution or winding up; and

               (iii)      junior  to  the Convertible
     Preferred Stock as to dividends or as to distribution of assets upon liquidation, dissolution or winding up, if such class or series shall be Common Stock or if the holders of the Convertible Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such class or series.

     Section 6.     Default Voting Rights.

    (a) Election of Directors. Whenever, at any time or times, dividends payable on the shares of Convertible Preferred Stock shall be in arrears in an amount equal to at least three semi-annual dividends (whether or not consecutive and whether payable in cash or shares of Convertible Preferred Stock), the holders of the outstanding shares of Convertible Preferred Stock shall have the exclusive right (voting separately as a class) to elect two directors of the Corporation.

          (b)  Vote Per Share.  At elections for such
directors, each holder of Convertible Preferred Stock shall be entitled to one vote for each share of Convertible Preferred
Stock held. Upon the vesting of such right with the holders of Convertible Preferred Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by two, which shall be of the class or classes selected by the Corporation's Board of Directors which has the least number of director positions then currently filled, and the two vacancies so created shall be filled by vote of the holders of the outstanding shares of Convertible
Preferred Stock as hereinafter set forth. The right of the holders of Convertible Preferred Stock, voting separately as a class to elect members of the Board of Directors of the Corporation shall continue until such time as all dividends accrued and unpaid on the Convertible Preferred Stock shall have been paid or declared and funds set aside to provide for payment in full, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned, and the term of office of all directors so elected shall terminate also.

    (c) Meetings. Whenever the voting right described in subsection (a) above shall have vested in the holders of the Convertible Preferred Stock, the right may be exercised initially either at a special meeting of the holders of the Convertible Preferred Stock called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at each successive annual meeting.

     (d) Call of Meeting. At any time when the voting right described in subsection (a) above shall have vested in the holders of the Convertible Preferred Stock, and if the right shall not already have been initially exercised, a proper officer of the Corporation shall, upon the written request of the holders of record of 10% in number of the shares of the Convertible Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of the holders of the Convertible Preferred Stock for the purpose of electing directors. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding of annual meetings of stockholders of the Corporation, or, if none, at a place designated by the Secretary of the Corporation. If the meeting shall not be called by the proper officers of the Corporation within thirty (30) days after the personal service of such written request upon the Secretary of the Corporation, or within thirty (30) days after mailing it within the United States of America, by registered mail, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of 10% in number of
the shares   of  the  Convertible  Preferred  Stock   then
outstanding may designate in writing one of their members to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided for in this subsection (d). Any holder of the Convertible Preferred Stock shall have access to the share transfer books of the Corporation as permitted under the Delaware General Corporation Law for the purpose of causing a meeting of the stockholders to be called pursuant to the provisions of this subsection (d). Notwithstanding the provisions of this subsection (d), however, no such special meeting shall be held during a period within sixty (60) days immediately preceding the date fixed for the next annual meeting of stockholders.

          (e) Quorum. At any meeting held for the purpose of electing directors at which the holders of the Convertible
Preferred Stock shall have the right to elect directors as provided herein, the presence in person or by proxy of the holders of 50% of the then outstanding shares of the Convertible Preferred Stock shall be required and be sufficient to constitute a quorum of the holders of the Convertible Preferred Stock for the election of directors.
At any such meeting or adjournment thereof (i) the absence of a quorum of the holders of the Convertible Preferred Stock shall not prevent the election of directors other than those to be elected by the holders of the Convertible Preferred
Stock and the absence of a quorum or quorums of the holders of other classes or series of capital stock entitled to elect such other directors shall not prevent the election of directors to be elected by the holders of the Convertible Preferred Stock and (ii) in the absence of a quorum of the holders of the Convertible Preferred Stock, a majority of the holders present in person or by proxy of the Convertible Preferred Stock shall have the power to adjourn the meeting, or appropriate portion thereof for the election of directors which the holders of the Convertible Preferred
Stock are entitled to elect, from time to time, without notice other than announcement at the meeting, until a quorum shall be present. The Chairman of the Board or the President of the Corporation shall preside at any such meeting.

          (f)     Term.   Each director elected by the holders of
shares  of  Convertible Preferred Stock  shall  continue  to serve as a director until such time as all dividends accrued
and unpaid          on the Convertible Preferred Stock  shall have
been paid or declared and funds set aside to provide for payment in full, at which time the term of office of all persons elected as directors by the holders of shares of Convertible Preferred Stock shall forthwith terminate and the number of members of the Board of Directors of the Corporation shall be reduced accordingly. Whenever the term of office of the directors elected by the holders of Convertible Preferred Stock voting as a class shall end and the special voting powers vested in the holders of Convertible Preferred Stock as provided in this Section 6 shall have expired, the number of directors shall be such number as may be provided for in the By-Laws irrespective of any increase made pursuant to the provisions of this Section 6.

     Section 7.     Redemption Rights.

    (a)  Optional Redemption.  The Corporation may at  its
option, at any time on or after May 1, 2002, in the years indicated below, redeem (an "Optional Redemption") all, or any number less than all, of the outstanding shares of Convertible Preferred Stock, provided, that the Convertible Preferred Stock may not be redeemed, in whole or in part, prior to May 1, 2002. All optional redemptions of shares of Convertible Preferred Stock shall be effected during the twelve (12) month period beginning on May 1 of the year indicated at the applicable redemption prices set forth below:
                                       Redemption Price
                              Year      Per Share $

                              2002    $     90.00
                              2003          88.33
                              2004          86.67
                              2005          85.00

and thereafter at $85.00 per share, plus, in each case, an amount equal to all dividends (whether or not declared) accrued and unpaid on such share of Convertible Preferred Stock to the date fixed for redemption (the price from time to time to redeem the Convertible Preferred Stock excluding any dividends (whether or not declared) accrued and unpaid, is referred to herein as the "Redemption Price").

     (b) Mandatory Redemption. Each issued and outstanding share of Convertible Preferred Stock shall be redeemed on May 1, 2007, or the next succeeding business day (the "Mandatory Redemption") at a Redemption Price of $85.00 per share, plus all dividends (whether or not declared) accrued and unpaid on such share of Convertible Preferred Stock to the date fixed for redemption, payable in cash or, at the election of the Corporation, in shares of Common Stock ("Redemption Stock").

          (c)   Accrued  Dividends.   The  Corporation  may
not purchase,  redeem or otherwise acquire for value any
shares of Convertible Preferred Stock or shares of any other series of Preferred Stock then outstanding ranking on a parity with or junior to the Convertible Preferred Stock unless all accrued dividends on all shares of Convertible Preferred Stock then outstanding shall have been paid or declared and a sum of cash (or shares of Preferred Dividend Stock)
sufficient  for the payment thereof set apart.   No  sinking
fund  shall  be established for the  Convertible  Preferred
Stock.

          (d)   Mandatory Redemption Price Paid in Common
Stock. The Corporation may pay the Redemption Price for
Convertible Preferred Stock called for Mandatory Redemption pursuant to Section 7(b) by issuing, for each full share of Convertible Preferred Stock being redeemed, to the holder thereof,  such number  of shares of Redemption Stock equal to the value of the Market Price averaged over the twenty (20) trading days preceding the date of notice of redemption provided  for  in Section 7(e). All such shares of Redemption
Stock shall  be duly   authorized, validly  issued,  fully
paid  and  nonassessable.   The Corporation will not issue any
fractional shares or script representing fractional shares of Common Stock upon such redemption of the Convertible Preferred Stock and, in lieu thereof, will either (i) pay a cash adjustment based on the Market Price of the Common Stock as of the last trading day prior to the Redemption Date (as hereinafter defined) or (ii) aggregate and sell all such fractional shares and distribute the proceeds to holders as provided in Section 3(d).

          For purpose of this Section 7(d), "Common Stock" shall mean the Common Stock of the Corporation or any other cash, securities or property that the holder of Convertible Preferred Stock is entitled to receive upon conversion of the Convertible Preferred Stock pursuant to
Section 3(c).

    (e) Notice of Redemption. Notice of any proposed Optional or Mandatory Redemption of shares of Convertible Preferred Stock shall be mailed to each record holder of the shares of Convertible Preferred Stock to be redeemed at least thirty (30) but not more than sixty (60) days prior to the date fixed for such redemption (herein referred to as the "Redemption Date"). Each such notice shall set forth the following:

               (i)  the Redemption Date;
               (ii) the Redemption Price per share;
               (iii)     the place for payment and for
     delivering the stock certificate(s) and transfer instrument(s) in order to receive the Redemption Price;
               (iv) the shares of Convertible Preferred
Stock to be  redeemed;
               (v)   the  then  effective conversion  price
     and conversion rate;
               (vi) the Market Price of the Common Stock on
     the last trading day prior to the date of the notice;
               (vii)      whether the Corporation will  pay
     the Redemption Price of the Convertible Preferred Stock
     to be redeemed by issuing shares of Common Stock as provided in subsection (d) above and, if so, the average of the Market Prices over the twenty (20) trading days preceding the date of the notice; and
               (viii)    that the right of holders of shares
     of Convertible Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the date fixed for redemption (provided that no default by the Corporation in the payment of the applicable Redemption Price (including any accrued and unpaid dividends) shall have occurred and be continuing).

    Any notice mailed in such manner shall be conclusively deemed to have been duly given regardless of whether such
notice   is  in  fact  received.   If  less  than  all     the
outstanding shares of Convertible Preferred Stock are to be redeemed, the Corporation will select those to be redeemed ratably or by lot in a manner determined by the Board of
Directors.   In  order to facilitate the redemption  of  the
Convertible Preferred Stock, the Board of Directors may fix a record date for determination of holders of Convertible Preferred Stock to be redeemed, which shall not be more than thirty (30) days prior to the Redemption Date with respect thereto.

    The holder of any shares of Convertible Preferred Stock redeemed pursuant to this Section 7 upon any exercise of the Corporation's redemption right shall not be entitled to receive payment of the Redemption Price for such shares until such holder shall cause to be delivered to the place
specified  in  the  notice  given  with  respect   to   such
redemption (i) the certificate(s) representing such share of Convertible Preferred Stock and (ii) transfer instrument(s) sufficient to transfer such shares of Convertible Preferred Stock to the Corporation free of any adverse interest. No interest shall accrue on the Redemption Price of any share of Convertible Preferred Stock after the Redemption Date.

    At the close of business on the Redemption Date for any share of Convertible Preferred Stock, such share shall (provided the Redemption Price (including any accrued and unpaid dividends to the Redemption Date) of such shares has been paid or properly provided for) be deemed to cease to be outstanding and all rights of any person other than the Corporation in such share shall be extinguished on the Redemption Date for such share (including all rights to receive future dividends with respect to such share) except for the right to receive the Redemption Price (including any accrued and unpaid dividends to the Redemption Date), without interest, for such share in accordance with the provisions of this Section 7, subject to applicable escheat laws.

    In  the event that any shares of Convertible Preferred
Stock shall be converted into Common Stock prior to the Redemption Date pursuant to Section 3 or 4, then (i) the
Corporation shall not have the right to redeem such shares and (ii) any funds, securities or other property which shall have been deposited for the payment of the Redemption Price for such shares shall be returned to the Corporation immediately after such conversion (subject to declared dividends payable to holders of shares of Convertible Preferred Stock on the record date for such dividends being so payable, to the extent set forth in Section 3 hereof; regardless of whether such shares are converted subsequent to such record date and prior to the related Dividend Payment Date) and any shares of Common Stock reserved for issuance upon redemption of such converted shares need no longer be so reserved.

          Notwithstanding  the  foregoing  provisions  of  this
Section  7,  and  subject  to the provisions  of  Section  2 hereof; if a dividend upon any shares of Convertible Preferred Stock is past due, (i) no share of the Convertible Preferred Stock may be redeemed, except by means of a redemption pursuant to which all outstanding shares of the Convertible Preferred Stock are simultaneously redeemed and all accrued dividends paid and (ii) the Corporation shall not purchase or otherwise acquire any shares of the Convertible Preferred Stock, except pursuant to a purchase or exchange offer made on the same terms to all holders of the Convertible Preferred Stock.

     Section 8. Rank; Liquidation. Upon any voluntary or involuntary dissolution, liquidation or winding up of the
Corporation  (for  the  purposes  of  this  Section   8,   a
"Liquidation"), after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of Convertible Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, an amount equal to $85.00 per share of Convertible Preferred Stock then held by such stockholder, plus all dividends (whether or not declared or due) accrued and unpaid on such share to the date fixed for the distribution of assets of the Corporation to the holders of Convertible Preferred Stock. The shares of Convertible Preferred Stock shall rank prior to the shares of Common Stock and any other class or series of stock of the Corporation ranking junior to the Convertible Preferred Stock, so that the holders of the Convertible Preferred Stock shall receive the full amount to which they shall be entitled before any distribution of assets shall be made to the holders of the Common Stock or the holders of any other stock that ranks junior to the Convertible Preferred Stock in respect of distributions upon the Liquidation of the Corporation.

    If upon any Liquidation of the Corporation, the assets available for distribution to the holders of Convertible
Preferred Stock and any other stock of the Corporation ranking on a parity with the Convertible Preferred Stock
upon Liquidation   which   shall   then   be   outstanding
(hereinafter in this paragraph called the "Total Amount Available") shall be insufficient to pay the holders of all outstanding shares of Convertible Preferred Stock and all other such parity stock the full amounts (including all dividends accrued and unpaid) to which they shall be entitled by reason of such Liquidation of the Corporation, then there shall be paid to the holders of the Convertible Preferred Stock in connection with such Liquidation of the Corporation, an amount equal to the product derived by multiplying the Total Amount Available times a fraction, the numerator of which shall be the full amount to which the holders of the Convertible Preferred Stock shall be entitled under the terms of the preceding paragraph by reason of such Liquidation of the Corporation and the denominator of which shall be the total amount which would have been distributed by reason of such Liquidation of the Corporation with respect to the Convertible Preferred Stock and all other stock ranking on a parity with the Convertible Preferred Stock upon Liquidation then outstanding had the Corporation possessed sufficient assets to pay the maximum amount which the holders of all such stock would be entitled to receive in connection with such Liquidation of the Corporation.

    The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all of the property or assets of the Corporation, or the merger or consolidation of the Corporation into or with any other corporation, or the merger of any other corporation into the Corporation, or any purchase or redemption of some or all of the shares of any
class    or series of stock of the Corporation, shall  not  be
deemed to be a Liquidation of the Corporation for the purposes of this Section 8 (unless in connection therewith
the Liquidation   of  the  Corporation   is   specifically
approved).

    The holder of any shares of Convertible Preferred Stock shall not be entitled to receive any payment owed for such shares under this Section 8 until such holder shall cause to be delivered to the Corporation (i) the certificate(s) representing such shares of Convertible Preferred Stock and
(ii) transfer instrument(s) satisfactory to the Corporation and sufficient to transfer such shares of Convertible Preferred Stock to the Corporation free of any adverse
interest.   No  interest shall accrue on  any  payment  upon
Liquidation after the due date thereof.

    After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of the Convertible Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation.

          Section 9.     Payments.  The Corporation may
provide funds for any payment of the Redemption Price for any shares of Convertible Preferred Stock or any amount
distributable with respect  to  any  Convertible  Preferred
Stock  under Sections 7 and 8 hereof by depositing such funds with a bank or  trust company selected by the Corporation
having  a  net worth  of at least $50,000,000, in trust for the benefit  of the  holders  of such shares of Convertible
Preferred  Stock under  arrangements providing irrevocably for payment  upon satisfaction  of  any conditions to such
payments  by  the holders of such shares of Convertible
Preferred Stock  which shall  reasonably  be required  by  the
Corporation.     The Corporation shall be entitled to make any
deposit of funds contemplated by this Section 9 under arrangements designed to permit such funds to generate interest or other income for the Corporation, and the Corporation shall be entitled to receive all interest and other income earned by any funds while they shall be deposited as contemplated by this Section
9, provided that the Corporation shall maintain on deposit funds sufficient to satisfy all payments which the deposit arrangement shall require to be paid by the Corporation.

    Any payment which may be owed for the payment of the Redemption Price for any shares of Convertible Preferred
Stock pursuant to Section 7 or the payment of any amount distributable with respect to any shares of Convertible
Preferred Stock under Section 8 shall be deemed to have been "paid or properly provided for" upon the earlier to occur of: (i) the date upon which such funds sufficient to make such payment shall be deposited in a manner contemplated by the preceding paragraph or (ii) the date upon which a check payable to the person entitled to receive such payment shall be delivered to such person or mailed to such person at either the address of such person then appearing on the books of the Corporation or such other address as the Corporation shall deem reasonable or (iii) in the case of a Mandatory Redemption the Corporation shall have deposited a sufficient amount of shares of Common Stock to pay the Redemption Price as provided in Section 7(e).

          Subject to applicable escheat laws, if the conditions precedent to the disbursement of any funds deposited by the Corporation pursuant to this Section 9 shall not have been satisfied within six (6) months after the establishment of the trust for such funds (or shares), then
(i) such funds (or shares) shall be returned to the Corporation upon its request; (ii) after such return, such funds (or shares) shall be free of any trust which shall have been impressed upon them; (iii) the person entitled to this payment for which such funds (or shares) shall have been originally intended shall have the right to look only to the Corporation for such payment, subject to applicable escheat laws; and (iv) the trustee which shall have held such funds (or shares) shall be relieved of any responsibility for such funds (or shares) upon the return of such funds (or shares) to the Corporation.

          Section 10. Status of Reacquired Shares. Shares of Convertible Preferred Stock issued and reacquired by
the Corporation  (including,  without  limitation,   shares
of Convertible   Preferred  Stock  which  have  been
redeemed pursuant to the terms of Section 7 hereof and shares of Convertible Preferred Stock which have been converted into shares of Common Stock) shall have the status of authorized and unissued shares of preferred stock, undesignated as to series, subject to later issuance.

          Section  11.     Preemptive Rights.   The
Convertible Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

     Section 12.    Miscellaneous.

     (a) Transfer Taxes. The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any original issuance and delivery of shares of Convertible Preferred Stock or shares of Common Stock or Preferred Dividend Stock or Redemption Stock or other securities issued on account of Convertible Preferred
Stock pursuant  hereto  or  certificates  or   instruments
evidencing such shares or securities. The Corporation shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Convertible Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Convertible Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person with respect to any such shares or securities other than a payment to the registered holder thereof; and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to
such   issuance,  delivery  or  payment has  paid  to the
Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

    (b) Failure to Designate Stockholder or Payee. In the event that a holder of shares of Convertible Preferred Stock shall not by written notice designate the name in which shares of Common Stock to be issued upon conversion or Preferred Dividend Stock to be issued as a dividend or Redemption Stock to be issued upon redemption of such shares, should be registered or to whom payment upon redemption of shares of Convertible Preferred Stock should be made or the address to which the certificates or instruments evidencing such shares or such payment should be sent, the Corporation shall be entitled to register such shares and make such payment in the name of the holder of such Convertible Preferred Stock as shown on the records of the Corporation and to send the certificates or instruments evidencing such shares or such payment, to the address of such holder shown on the records of the Corporation.

    (c) Registrar and Transfer Agent. The Corporation may appoint, and from time to time discharge and change, the registrar and transfer agent for the Convertible Preferred Stock. The initial registrar and transfer agent for the Convertible Preferred Stock shall be the Corporation.

          (d)   Severability.  Whenever possible, each provision
hereof  shall  be  interpreted in such a  manner  as  to  be effective  and  valid  under  applicable  law,  but  if  any provision  hereof  is held to be prohibited  by  or  invalid under  applicable law, such provision shall  be  ineffective only to  the  extent  of  such prohibition  or  invalidity,
without invalidating or otherwise adversely  affecting  the
remaining provisions  hereof.   If  a  court  of competent jurisdiction
should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

      C. The Corporation shall have the authority to issue up to 50,000 shares of Preferred Stock designated Series B, Cumulative Preferred Stock (the "Series B Preferred Stock"), each share of Series B Preferred Stock being identical with each other share of Series B Preferred Stock and all shares of Series B Preferred Stock having the following characteristics, rights and preferences:

     Paragraph 1.  Designation and Amount.

               The shares of this series of Preferred Stock shall be designated as Series B, Cumulative Preferred
     Stock, par value of $1.00 per share ("Series B Preferred Stock"), and the number of shares constituting such series shall be 50,000.

     Paragraph 2.  Definitions.

               The following terms, not defined elsewhere herein, shall have the following meanings:

                    "The  American Stock Exchange" means the
     American Stock Exchange, Inc.

                    "Board of Directors" means the Board of
     Directors of the Company as may be constituted from time to time.

                    "Business Day" means any day (other than a Saturday, Sunday or public holiday in the Borough of Manhattan, City of New York, New York) on which banking institutions in New York City are not authorized or obligated by law or executive order to close.

                         "Common Stock" means the shares of
     common  stock, par value $.01 per share, of the Company.

                         "Company" or "XCL" means The
     Exploration Company of Louisiana, Inc., a Delaware corporation.

                    "Convertible Loan Notes" means the 8%
     Subordinated Convertible Notes of the Company.

        "Directors" means the directors of the Company.

                         "Dividend Stock" means the shares of
     Common Stock paid to holders of Series B Preferred Stock in lieu of a cash dividend as provided in Section 3(b) hereof.

                    "$" means Dollars.

                    "Dollars" means the freely transferable currency of the USA.

          "Redemption  Stock" means the  shares  of  Common
Stock that  may  be  issuable  by  the  Company   upon
redemption   of the  Series  B  Preferred   Stock   as
hereinafter provided.

      "Shareholders" means the holders  of  the  Common Stock.

     "Stock Option Plans" means the Incentive and
(nonqualified) Stock Option Plans adopted by the Company for employees and certain other individuals rendering services to the Company.

        "The   London   Stock   Exchange"   means   The
International Stock Exchange of the United Kingdom  and the
Republic Of Ireland Limited.

    "The New York Stock Exchange" means The New  York Stock
Exchange. Inc.

          "Transfer Agent" means the transfer agent for the Series B Preferred Stock from time to time obtaining.

          "UK"  and"  "United  Kingdom"  means  the  United
Kingdom of Great Britain and Northern Ireland.

[          "The UK Preferred Stock" means the shares of  the
Series  A, Cumulative Convertible Preferred Stock,  par value
$1.00 per share, of the Company.]

     "U.K. Warrants" means the stock purchase warrants, each dated July 30, 1990, which entitle the holder thereof to subscribe for one share of Common Stock for each warrant and which expire on July 30, 1993.

      "USA" and "US" means the United States of America.

          "U.S. Warrants" means the stock purchase warrants representing the right to purchase, in the aggregate, 2,500,000 shares of Common Stock. issued pursuant to a Warrant
Agreement dated September 28, 1990 by and between, the Company and Manufacturers Hanover Trust Company.

Paragraph 3.   Dividends and Distributions.

          (a)  Each share of Series B Preferred Stock shall
entitle the  record holder to receive,  out  of  funds legally available therefor, when, as and if declared by the Board of
Directors, dividends in cash at the annual rate  of  $10.00 per share, which shall be payable in arrears in equal semi-annual installments on June 30th and December 31st, or in the event any such date is  a Saturday,  Sunday or public holiday in the  Borough  of
Manhattan, the City of New York, New York, on the first
Business Day  following  such  date  (hereinafter   a "Dividend
Payment Date") in each year, provided, however, that the dividend payable on the first such Dividend Payment Date occurring after December 31, 1990 shall be equal to the product obtained by multiplying $5.00 by a fraction, the denominator of which shall be 182 and the numerator of which shall be the number of days expired in the period between the date of issuance of the first share of Series B Preferred
Stock (the "Issuance Date") and such first Dividend Payment Date (inclusive of both such dates); provided, however, that if as of the tenth Business Day prior to any such Dividend
Payment date the Board of Directors has neither (i) declared a cash dividend of $10.00 per share nor (ii) delivered written notice of the Company's election to pay a dividend hereunder in kind in shares of Common Stock, the Company shall, to the extent legally and contractually permitted, declare a dividend and use its best efforts to pay such dividend in shares of Common Stock as set forth in sub-paragraph 3(b).

     (b)  The Company may, at its option exercised  by
written notice to the holders of the Series B Preferred Stock
given at least ten (10) Business Days  prior     to
the  Dividend  Payment Date, elect to pay any  dividend due and payable hereunder, and the Company shall to the extent  required
by sub-paragraph  3(a),  in  kind     in
shares of Common Stock in-lieu of a dividend payment in cash.
The amount of shares of Dividend Stock issuable
to  each holder of Series B Preferred Stock pursuant to this subparagraph 3(b) on each such Dividend  Payment Date  shall equal $6.00 divided by the lowest  average Closing  Price  per
share of  the  Common  Stock          as
calculated for the last 5, 10 and 30 Trading Days  (the "Trading
Periods") preceding such Dividend Payment Date multiplied  by the total number of shares of  Series  B Preferred  Stock
registered in the name  of  each  such holder  of  the Series B
Preferred Stock on the  record date  for the payment of the
dividend.  As used herein, the term "Closing Price" of a
security on any day shall mean  the  last sales price, regular way, per share of such security on such day as reported in the principal consolidated reporting system with respect to such security listed on The American Stock Exchange  or  The New  York  Stock
Exchange or, if the  shares  of  such security are not listed or admitted to trading  on  The American Stock Exchange or The New
York Stock Exchange, the  middle  market quotations for the
shares  of  such security (derived from The London Stock
Exchange Daily Official  List)  listed or admitted to trading on  The London  Stock  Exchange,  or  if  the  shares  of  such security are not listed or admitted to trading  on  The London
Stock Exchange, the last sales price as reported in  the
National Market System ("NMS") of the National Association  of
Securities Dealers,  Inc.'s  Automated Quotation System
("NASDAQ"), or if the shares  of  such security are not listed or admitted to trading in  NMS, the average of the high bid and low asked prices in the over-the-counter market as reported by
NASDAQ,  or if the  bid  and asked prices on each such day  shall not have been reported through NASDAQ, the average of  the bid  and asked prices for such day as furnished by  any New York Stock
Exchange member firm regularly making  a market  in  such
security selected for such purpose by the Board of Directors or a committee thereof on each Trading Day during such Trading Periods.
The term "Trading Day" shall mean a day on which the market used for calculating the Closing Price is open for the transaction of business or, if the shares of such security are not so listed or admitted to trading, a Business Day. In any of such alternate cases when such security  is not traded in prices
expressed in Dollars, such  Closing Price shall be converted into Dollars at the spot market exchange rate of pounds sterling (UK) into Dollars as quoted by Manufacturers Hanover Trust Company
on  the date of determination.   Fractions  of Common  Stock
arising in respect of the payment of  any dividend  in  shares of Dividend Stock  shall  not  be issued  to  the  holders of
Series B  Preferred  Stock; instead they shall be aggregated and sold in the market on  behalf of such holders at the best price reasonably obtainable  and  the  net proceeds  of  sale shall be distributed  pro  rata  among such  holders  unless in respect  of  any  holding of the  relevant  shares  the amount to be distributed would be less than  $2.00  in which  case
such amount shall not be distributed  but shall be retained for
the benefit of the Company.     For the  purpose  of  implementing
the provision in the immediately preceding sentence the Board of Directors may appoint a person to execute transfers on behalf of persons otherwise entitled to any such fractions and generally may make all arrangements which  appear  to them  necessary  or
appropriate for the settlement  and disposal  of  fractional entitlements.  Within  fifteen (15) Business Days after each
Dividend Payment Date  on which  the  Company has elected. by written  notice  to each  holder of shares of Series B
Preferred Stock,  to pay  the  dividend  due thereon in shares of Dividend Stock,  each  holder of Series B Preferred Stock shall have the right to notify the Company of its election to have  the Company sell its shares of Dividend Stock  on behalf of  such holder.  As soon as practicable  after receipt  of
such holder's written election so  to  sell such  shares the
Company shall use its best efforts  to sell  such Dividend
Shares in the market or in  one  or more  private transactions, without commission  or any other remuneration payable to the
Company, at the  best price reasonably obtainable for shares of
Common Stock, either directly or through one or more brokers or other agents  selected by the Company.  The Company may,  but shall  not  be  required  to purchase  such  shares  of
Dividend Stock at such price.  While the Company  shall seek to obtain the best price for such shares it shall not  be
required to obtain the highest possible price; provided,
however, in the event the amount of  the  net proceeds of sales
paid to such holder from the sale  of the   Dividend Stock
(after  payment  of  all   sales commissions or fees but before
payment of any transfer, stamp, documentary or income taxes) is less than  $5.50 per  share  of Series B Preferred Stock,  the  Company
shall  pay such holder the difference in cash.   Within ten  (10)
Business Days after receipt of such holder's written election to sell its shares of Dividend Stock, the Company will sell such stock and pay the holders of the Preferred Stock the net proceeds of such sale and any amount payable under the preceding sentence.

   (c)  Dividends shall be cumulative, whether or not earned
and  whether or not surplus shall be  available therefor  and
shall commence to accrue and  accumulate from     day  to  day
from  the  Issuance  Date.    Such accumulation  shall include,
if not paid, the  dividend payable  on  such Dividend Payment
Date.   Accrued  but unpaid dividends shall  not  bear  interest.   Such
dividends  shall  be declared and  set  apart  or  paid before any dividends (other than dividends payable  in Common  Stock)
shall be paid on the Common  Stock.  No dividend shall be paid upon or set apart for shares  of any other class of stock of XCL (other than shares of preference stock ranking pari passu with the Series B Preferred Stock) until all dividend arrears on the Series
B Preferred Stock shall be  fully  paid.   The shares  of  Series B
Preferred Stock shall rank pari passu with the shares of the U.K. Preferred Stock with respect to the payment of dividends.

          (d) Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro-rata on a share-byshare
basis  among all  such  shares  at  the   time
outstanding. The Board of Directors may fix a record date for the determination of holders of Series B Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than sixty days prior to the date fixed for the payment thereof.

Paragraph 4.   Dissolution, Liquidation or Winding Up.

          In the event of any dissolution, liquidation or winding up of the affairs of XCL, after payment or
provision   for payment  of  the  debts   and   other
liabilities of XCL, the registered holders of Series B Preferred Stock shall be entitled to share on a pro rata basis with the shares of U.K. Preferred Stock and all other series of XCL's preference stock ranking on a parity with the Series B Preferred Stock in respect of distributions upon dissolution, liquidation or winding up of the Company and to receive, out of the net assets of XCL, $100.00 per share, plus an amount equal to all the dividend arrears on each such share up to the date fixed for distribution and no more, before distribution shall be made to the holders of the Common Stock or any other shares ranking junior to the Series B Preferred Stock in respect of distributions upon dissolution, liquidation or winding up of the Company. Neither the merger or consolidation of XCL, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a dissolution, liquidation or winding up of the affairs of XCL within the meaning of this Paragraph 4.

Paragraph 5.  Redemption.

          The Series B Preferred Stock shall be redeemable at the redemption price specified below and on the following terms and conditions:

   (a)  Series B Preferred Stock is redeemable at the option
of  the holder at any time after May  13,  1994 ("Optional
Redemption"), at $100.00 per share  plus  an amount  equal  to
the  accrued  and  unpaid  dividends thereon   to   the
Redemption  Date  (as   hereinafter defined),  whether  or not
earned and  whether  or  not surplus  is  available therefor, payable out  of  funds legally  available therefor.  In order to exercise  an Optional  Redemption,  such holder  must  give written notice  of  such redemption to the Company ninety  (90)
calendar days prior to the redemption date ("Redemption Date").
In the event funds are legally available to redeem only a portion of the Series B Preferred Stock outstanding, such funds shall be applied to redemption to the extent available and the shares to be redeemed shall be selected by lot as determined by the Board of Directors and the remainder of the shares to be redeemed shall be promptly redeemed as funds become legally available. Each holder so electing to have the Company redeem its shares of Series B Preferred Stock shall elect such redemption with respect to at least 5,000 such shares registered in its name on the Redemption Date; provided, however, that a holder of less than 16,667 shares of Series B Preferred Stock so electing to have the Company redeem any of its shares of Series B
Preferred Stock shall elect such redemption with respect to all such shares registered in its name on the Redemption Date.

     (b)  In the event of an Optional Redemption,  the Company
may elect, at its option, to pay the redemption price  by
issuing shares of Redemption Stock to          those
holders of Series B Preferred Stock who have elected to redeem their  shares  of  Series  B  Preferred  Stock,
provided  the Company's Common Stock is then listed  on The
American  Stock  Exchange.  The  New  York          Stock
Exchange or The London Stock Exchange or is admitted to trading in  NASDAQ National Market. In the  event  the Company elects to pay the redemption price in shares of Redemption Stock, the
Company shall advise the  holders by  written  notice  within thirty (30)  calendar  days after  receipt  of  written  notice of  such  holders' election to redeem shares of Series B
Preferred  Stock. The  number  of  shares of Redemption Stock so to  be issued to such holders shall equal the product of  the number of shares of Series B Preferred Stock registered in  the name  of each such holder, multiplied  by  the quotient
obtained by dividing the sum of $100.00  plus an  amount equal to the accrued and unpaid dividends on each share  of Series
B  Preferred  Stock  to the Redemption Date by the lowest average
Closing Price per share of the Common Stock as calculated for the last
5, 10  and 30 Trading Days preceding the Redemption  Date.
Issuance and delivery of the Redemption Stock  to  such holders shall  be  effected  by  the  Company  or  the Redemption Agent
(as hereinafter defined) in  the  same manner  and  to the same effect as the payment  of  the redemption  price  in  cash  in
accordance  with   the procedures set forth in sub-paragraph 5(d)  below.
In the  event the Company has notified a redeeming  holder of its election  to  pay  the  redemption  price  in Redemption
Stock, within fifteen (15)  Business  Days after  receipt of such notice, such holder of Series  B Preferred  Stock  shall have the right  to  notify  the Company  of its election to
have the Company  sell  its shares of  Redemption Stock on behalf of such  holder. As  soon  as practicable after receipt of such holder's written election  so to sell such shares  the  Company shall  use  its best efforts to sell  such  Redemption Stock in  the market or  in  one  or  more  private
transactions,   without   commission   or   any   other
remuneration payable to the Company, at the best  price
reasonably  obtainable  for  shares  of  Common  Stock, either directly or through one or more brokers or other agents
selected by the Company.  The Company may,  but
shall  not  be  required  to purchase  such  shares  of
Redemption  Stock  at such price.   While  the  Company shall
seek to obtain the best price for such shares  it shall  not be required to obtain the highest  possible price;  provided, however, in the event the  amount  of
the  net proceeds of sales paid to such holder from the sale of the  Redemption Stock (after payment  of  all sales
commissions or fees but before  payment  of  any
transfer, stamp, documentary or income taxes)  is  less than
$100.00 per share of Series B Preferred Stock (the difference being herein referred to  as  the  "Deficit Amount"),  the
Company  shall  issue  to  such  holder additional  shares  of
Common Stock  (the  "Additional Stock")  in  an  amount equal in value to  the  Deficit Amount  computed, to the nearest
whole share of  Common Stock, by dividing the Deficit Amount by the last sales price per share at which the Redemption Stock was sold as hereinabove provided.  Within ten (10) Business
Days after receipt of such holders' written election to sell its shares of Redemption Stock, the Company will  sell such shares, pay such holder the net proceeds of  such sale  and issue to such holder the amount of shares  of Additional  Stock, if any, required to be issued  under the  preceding sentence.  Within fifteen (15)  Business Days  after the issuance of shares of
Additional  Stock to  such  holder, such holder shall have the right  to notify  the Company of its election to have the
Company sell  its shares of Additional Stock on behalf of  such holder. Within ten (10) Business Days after receipt of such
holders' written election to sell its  shares  of Additional
Stock, the Company will sell such shares and pay  such holder the net proceeds of such sale.  If the net  proceeds of such sale of Additional Stock are less than  the  Deficit Amount
(the difference being  herein referred  to as the "New Deficit
Amount"), the  Company shall  issue to such holder additional shares of Common Stock  (the "New Additional Stock") in an
amount equal in  value  to  the New Deficit Amount computed  to the nearest  whole share of Common Stock, by  dividing  the New
Deficit Amount by the last sales price per share at which  the
Additional Stock was  sold  as  hereinabove provided.
Within  ten (10) Business  Days  after  the
issuance to such holder of the amount of shares of  New
Additional  Stock, if any, required to be issued  under the
preceding  sentence, the Company  will  sell  such shares  and
pay such holder the net proceeds  of  such sale.   The  Company
shall continue to issue to such holder additional shares of Common Stock, sell such shares on such holder's behalf and pay such holder the net proceeds of such sale or sales on the same terms as hereinabove provided with respect to the New
Additional Stock until such holder has received from the Company aggregate net proceeds of not less than $100.00 per share of Series B Preferred Stock. The Company shall use its best efforts to sell all such Additional Stock, New Additional
Stock and such other additional shares of Common Stock on behalf of the Holder in the same manner contemplated for sales of the Redemption Stock, as hereinabove provided.

     (c) Shares of Series B Preferred Stock shall be automatically redeemed upon the exercise, in full or in part, in accordance with the Warrant Agreement dated as of March
27, 1991, between the Company and China Investment & Development Co., Ltd. ("CIDC-ROC"), of the Class B Warrants (the "Class B Warrants") issued pursuant to the Securities Purchase Agreement, dated as of March 27, 1991 between the Company, China Investment and Development Corporation and CIDC-ROC, to the extent that the Class B Warrants are exercised
("Automatic Redemption").   The  number  of  shares  of  Series
B Preferred Stock which shall be automatically redeemed upon partial exercise of the Class B Warrants shall be calculated by dividing the product of the number of
Class  B  Warrants exercised and the Class  B  Exercise
Price (as defined in the Warrant Agreement) by $100.00, to the nearest whole share of Series B Preferred Stock. The particular
shares of Series B Preferred Stock which shall       be
automatically  redeemed  upon  any  partial
exercise of the Class B Warrants shall be selected by the Board of Directors of the Company by lottery. The redemption price payable upon Automatic Redemption of the Series B Preferred Stock shall not be payable by issuing shares of Redemption Stock but shall be paid in cash in accordance with the provisions of sub-paragraph 5(d);
provided, however,  in  no  event  shall   such
redemption price exceed the amount actually collected by the Company upon exercise of the Class B Warrants.

     (d) If a holder of record submits to the Company, on or prior to a Redemption Date, the certificate or certificates
for the Series B Preferred  Stock  to  be redeemed, with   the
redemption   notice thereon appropriately completed, the redemption
price shall be payable as soon as practicable thereafter, but in any event no later than the earlier of (i) ten (10)
Business Days after receipt of such certificate or certificates or (ii) in the event of an Automatic
Redemption  the date of the receipt and  collection  of the
Class B  Exercise Price of the Class  B  Warrants being
exercised.  The Company may deposit the aggregate redemption price in trust with a bank or trust  company (in  good
standing, organized under the laws of the United States of America or of the State of New York, doing business in the
Borough of Manhattan, City of New York,     New  York,
and  having  capital  surplus                   and
undivided profits aggregating at least $25,000,000) as the "Redemption Agent", for payment to the holders so the shares so  to  be redeemed, upon  surrender  (and endorsement, if
required by the Board of Directors)  of the  certificates for such shares.  Upon  a  Redemption Date (unless the Company
shall fail to make payment  or deposit  of  the redemption
price as above set  forth), each  holder of the shares of
Series B Preferred  Stock so  to be redeemed shall cease to be a shareholder with respect to such shares and shall have no interest in, or claim against, the Company and shall have no voting or other rights with respect to such shares, except the
right to   receive  the  moneys  payable  upon such
redemption from such bank or trust company, or from the Company, without interest thereon, upon surrender (and endorsement if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding.
In  the event the  holder of any shares of Series B Preferred
Stock shall not, within six years after such deposit claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay over to the Company such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder.

          (e) In the event of an Automatic Redemption, the dividend on the Series B Preferred Stock as redeemed shall accrue up to the fixed Dividend Payment Date last preceding the relevant redemption date but shall cease to accrue thereafter in respect of shares of Series B Preferred Stock being redeemed.

       (f)   Any  dividend  arrears  on  the  Series  B
Preferred Stock tendered to the Company upon exercise of the Class B Warrants as therein provided shall be payable in full to the respective last holders of record of the shares of Series B Preferred Stock so tendered to the Company (notwithstanding any subsequent transfer of the shares of Common Stock issued upon exercise of the Class B Warrants), pro rata with payment of corresponding dividend arrears on the Series B
Preferred Stock remaining outstanding.

Paragraph 6.  Voting Rights.

     Except as may be otherwise provided herein or  in this
Restated Certificate of Incorporation of XCL,  as
amended  from  time  to time with the  consent  of  the holders of  Series  B Preferred Stock,  provided  such consent  is
required to be obtained hereunder,  or     as
required by applicable law:

     (a) The Series B Preferred Stock shall vote together with the Common Stock of the Company as a single class on all actions to be taken by the stockholders of
the Company.  Each share  of  Series  B Preferred   Stock
shall entitle the holder  thereof          to
cast  50  votes on all matters on which  the  Series  B
Preferred Stock shall vote with the Common Stock.          No
adjustment shall be made in the voting rights per share of the Series B Preferred Stock on any matters (including, without limitation, the voting rights set forth in this
Section 6 and in Sections 7 and 8 hereof) upon any increase or decrease in the number of shares outstanding of any class of stock which is also entitled to vote on such matters;

     (b) The Series B Preferred Stock shall vote as a separate class on any resolution proposed for adoption by the
stockholders  of the Company  which  seeks          to
amend,  alter  or  repeal,  the  provisions  of   XCL's
Restated Certificate  of  Incorporation  or     of     the
resolutions contained in the Certificate of Designation of the Series B Preferred Stock designating the Series B Preferred Stock and the preferences and privileges, relative, participating, optional or other special rights and qualifications, limitations and restrictions
thereof, so  as  to  adversely  affect   any   right,
preference, privilege or voting power of the Series B Preferred Stock or the holders thereof; provided, however, that any increase in the amount of the  issued Series
B Preferred Stock or the creation and issue          of
other series of preference stock (whether or not denominated in Dollars), or any increase in the amount of authorized shares of Series B Preferred  Stock, in
each case either being Parity Stock (as defined below) or junior to the Series B Preferred Stock with respect to the payment  of dividends and the distribution of
assets upon dissolution, liquidation or winding up  and with
or without  similar voting rights  will  not    be
deemed to affect adversely such rights, preferences, privileges or voting powers of the Series B Preferred
Stock;

     (c) Except in the event that arrangements are or have been offered to the holders of the Series B Preferred Stock which ensure that the rights of such holders would not be prejudiced, XCL will ensure that no plan of compromise or arrangement affecting the Common Stock shall become effective unless the holders of the Series B Preferred Stock shall be parties to the plan and unless the plan shall be approved by the holders of at least two thirds of the then issued and outstanding shares of Series B Preferred Stock, voting as a class together with all other series of preference stock ranking on a parity with the Series B Preferred Stock as to the right to receive any dividends and any payment or distribution of assets upon dissolution, liquidation or winding up (herein referred to as "Parity Stock"). The U.K. Preferred Stock shall be deemed Parity Stock for all purposes herein;

     (d) In the case of a vote on a resolution regarding (i) the capital reorganization, dissolution or liquidation of XCL; or (ii) any matter for which the consent of the holders of Series B Preferred Stock is sought in accordance with the provisions of subparagraphs 6(b) or 6(c) or Paragraphs 7 or 8 hereof; every record holder of Series B Preferred Stock who is present at that meeting in person or by proxy shall be entitled to cast one (1) vote for each share of Series B Preferred Stock registered in its name
(voting (A) as a separate class with respect to the matters set forth in sub-paragraph 6(b) and (B) together with all other Parity, Stock with respect to the matters set forth in sub-paragraphs
6(c) and 6(d)(i) and Paragraphs 7 and 8) and the decision of at least two thirds of the votes cast at the meeting by such holders (as to any matters set forth in clause (A) above) and such, holders and the holders of any Parity Stock (as to any matters set forth in clause (B) above) shall be determinative of the matter so long as a quorum (as defined in sub paragraph 6(e) below) is present; provided that in the case of sub-paragraph 6(d)(ii) above such consent may be sought without a meeting and shall be deemed to be granted upon the receipt of the written consent of at least two thirds of the then issued and outstanding shares of stock entitled to vote on such matter as a class.

          (e) At each meeting of stockholders at which the holders of the Series B Preferred Stock shall have the right to vote as a separate class or together with any other class of stock, the presence in person or by proxy of the holders of record of a majority of the total number of shares of stock entitled to vote as a single class then outstanding shall be necessary and sufficient to constitute a quorum of such class for the transaction of business by such stockholders as a class. At any such meeting or adjournment thereof:

             (i) the absence of a quorum of the holders of the Series B Preferred Stock shall not prevent the election of Directors or the transaction of business other than the transaction of business with respect to which the holders of the Series B Preferred Stock are entitled to vote as a separate class and the absence of a quorum of the holders of any other class of stock for the election of Directors or the conduct of such other business shall not prevent the conduct of business on which the Series B Preferred Stock is entitled to vote as a separate class, and

             (ii) in the absence of any such quorum, the holders present in person or by proxy of the class or classes which lack a quorum shall have the power to adjourn (for a period of up to 30 days) the meeting for the election of Directors which they are entitled to elect from time to time, or for the conduct of such business, without notice other than announcement at the meeting until a quorum shall be present.

Paragraph 7.  Further Issues: Par Value.

          So long as any shares of Series B Preferred Stock
remain outstanding,   XCL  will   not   without            the
affirmative vote or consent of the holders of the Series B Preferred Stock and any Parity Stock, in each case outstanding at the time, given in person or by proxy, either in writing or at a meeting,
(i) authorize, create or issue, or increase the authorized or issued amount, of any class or series of stock ranking senior to the Series B Preferred Stock with respect to payment of dividends or distribution of assets on dissolution, liquidation or winding up or which may be convertible into any class of shares ranking as regards participation in dividends or the distribution of assets on dissolution, liquidation or winding up senior to the Series B Preferred Stock; or (ii) increase or decrease the par value of the Common Stock.

Paragraph 8.  Other Matters.

         So long as any Series B Preferred Stock remains issued and outstanding then:

               (a) except as authorized by the adoption of an appropriate resolution by the affirmative vote or consent of the holders of the Series B Preferred Stock and any Parity Stock in accordance with sub-paragraph 6(d):

                 (i)     XCL  will  cause the Group (as  defined below)
   not  to directly engage or become materially interested  in
   any business, other than in  oil  and gas     exploration,
   development   and   production,
   including the operation of processing plants and gas gathering systems and pipelines, but excluding any downstream activities such as petroleum refining or retailing of refined products unless such retailing is incidental to a permitted activity;

                       (ii)   XCL  will not purchase any of
   its own outstanding shares of Common Stock otherwise than (A) in accordance with XCL's Stock Option Plans to the extent Common Stock is used to satisfy the exercise stock options granted thereunder; or (B) pursuant to a resolution of the Shareholders adopted at an Extraordinary
   General Meeting held on December 4, 1987; and

                       (iii)  XCL shall cause the Group not to
   incur Indebtedness   which  shall  exceed   in   aggregate
   principal amount an amount equal to 200 percent of the amount of Shareholders' Equity of the Group as reported in XCL's Latest Consolidated Balance Sheet.

        For the purposes of sub-paragraph (iii) above:

                   (A) "Indebtedness" means all borrowed moneys and shall be deemed to include to the extent not otherwise taken into account:

                              (1)   the principal amount raised
     in respect of loans or acceptances by any bank or accepting house under any loan facility or acceptance credit opened on behalf of and in favor of XCL and any corporation a majority of whose shares of voting securities are owned by XCL (a "Subsidiary");

                              (2)   the principal amount of any
     debentures (secured or unsecured) of XCL or any Subsidiary; and

                              (3)   the principal amount for
     which XCL is liable as a guarantor of, or surety for the obligations of a third party;
   But shall not include, as determined in accordance with generally accepted U.S. accounting principles:

                              (1)  intra-Group debt;

                              (2)   the amount of all
     consolidated current liabilities of XCL and its Subsidiaries incurred in the ordinary course of business, other than for current maturities of long term debt and other than short term borrowings;
                              (3)  deferred revenues; and

                              (4)  deferred U.S. taxes.,

                  (B)  "Shareholders' Equity" means the
   aggregate amount appearing as shareholders' equity in the applicable Latest Consolidated Balance Sheet as determined in accordance with generally accepted US accounting principles;

                  (C)  "Latest Consolidated Balance Sheet"
   means at any date the then latest published consolidated balance sheet of the Group prepared in accordance with generally accepted US accounting principles and which has been audited and has been reported on  by
     XCL's auditors for the time being.

             (D) "the Group" means XCL and its Subsidiaries from time to time.

          (b) XCL shall concurrently send a copy of every report and financial statement sent to its Shareholders to every holder of Series B Preferred Stock.

Paragraph 9.  Reacquired Shares.

       Any shares of the Series B Preferred Stock redeemed or purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All
such   shares  shall  upon  their  cancellation  become
authorized but unissued shares of Series B Preferred Stock, par value $1.00, and may be reissued as Series B Preferred Stock or part of a new series of preference stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions or restrictions on issuance set forth herein.

Paragraph     10.  Miscellaneous.

          (a) All notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) Business Days after the mailing thereof if sent by registered or certified mail (unless firstclass mail shall be specifically permitted for such notice under the terms hereof) with postage prepaid, addressed: (i) if to
the Company, to  its  office                           as
specified in its most recent Annual Report on Form 10-K (or
any successor report or form) or to the  Transfer Agent  or
other agent  of the Company  designated                  as
permitted thereby or (ii) if to any holder of the Series B Preferred Stock or Common Stock, as the case may be, to such holder at the address of such holder as listed in the stock record books of the Company (which may include the records of any Transfer Agent for the Series B Preferred Stock or Common Stock, as the case may be) or (iii) to such other address as the Company or any such holder, as the case may be, shall have designated by notice similarly given.

          (b)  A copy of any notice given hereunder to  any
holder of Series B Preferred Stock shall be provided to
Shearman   & Sterling,  555  California  Street,
San Francisco, CA 94104, Attention:  William M. Kelly, Esq.
unless otherwise  requested in  writing  by  any  such holder.

          (c)     The  Company shall pay any  and  all  stock
transfer
and  documentary  stamp  taxes  that  may          be
payable in respect of any original issuance or delivery of
shares  of  Series B Preferred Stock or  shares     of
Common  Stock or other securities issued on account  of
Series          B   Preferred   Stock   pursuant   hereto or
certificates  representing such shares  or  securities.
The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Series B Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series B Preferred Stock
with respect   to
which  such  shares or other securities are  issued  or
delivered    were   registered   (including,    without
limitation, any sales or transfers of Dividend and Redemption Stock arranged by the Company on behalf of a holder
of Series B Preferred Stock), or in respect     of
any payment to any person with respect to any such shares or securities other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has made arrangements satisfactory to the Transfer Agent for the payment to the Company of the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

Until after the third anniversary of the Issuance  Date neither
the  Company nor the Transfer Agent  shall     be
required to recognize or record on the books and records of the Company or the Transfer Agent any transfer of any shares of Series B Preferred Stock to a person who is not a citizen or resident of the United States of America without the prior written consent of the Company to such transfer, which consent shall not be unreasonably withheld, and the Company shall be entitled to request and receive reasonable proof of the
     citizenship or   residency  of  any   such   proposed
     transferee before authorizing the transfer of such shares of Series B Preferred Stock.
               (d)   In  the  event that a holder of  shares
     of Series B Preferred Stock shall not by written notice designate to whom payment upon redemption of shares of Series B Preferred Stock should be made or the address to which the such payment, should be sent, the Company shall be entitled to make such payment, in the name of the holder of such Series B Preferred Stock as shown on the records of the Company and to send such payment, to the address of such holder shown on the records of the Company.
               (e)   Unless otherwise provided in this
     Restated Certificate of Incorporation of the Company, all payments in the form of dividends, distributions on voluntary or involuntary dissolution, liquidation or winding-up or otherwise made Upon the shares of Series B Preferred Stock and any other stock ranking on a parity with the Series B Preferred Stock with respect to such dividend or distribution shall be made pro rata, so that amounts paid per share on the Series B Preferred Stock and such other stock shall in all cases bear to each other the same ratio that the required dividend distributions or payments, as the case may be, then payable per share on the shares of the Series B Preferred Stock and such other stock bear to each other.
               (f)   The Company may appoint, and from  time
     to time discharge and change, the Transfer Agent for the Series B Preferred Stock. Upon any such appointment or discharge of a Transfer Agent, the Company shall send notice thereof by first-class mail, postage prepaid, to each holder of record of Series B Preferred, Stock. The initial Transfer Agent for the Series B Preferred Stock shall be the Company.

          D. The Corporation shall have the authority to issue up to 50,000 shares of Preferred Stock, which shall be designated Series F, Cumulative Convertible Preferred Stock
(the "Series F Preferred Stock"), each share of Series F Preferred Stock being identical with each other share of Series F Preferred Stock and all shares of Series F Preferred Stock having the following characteristics, rights and preferences:

     Paragraph 1. Designation and Amount. The shares of this series of Preferred Stock, par value $1.00 per share ("Preferred Stock"), shall be designated as Series F, Cumulative Convertible Preferred Stock, par value of $1.00 per share ("Series F Preferred Stock"), and the number of shares constituting such series shall be 50,000.

     Paragraph     2.   Definitions   and    Rules    of
Construction.

     (a) The following terms, not defined elsewhere herein, shall have the following meanings:

     "The  American Stock Exchange" means the  American Stock
Exchange, Inc.

     "Amended Series A Preferred Stock" means the shares of the Company's Amended Series A, Cumulative Convertible
Preferred Stock, par value $1.00 per share.

     "Board of Directors" means the Board of Directors of the Company as may be constituted from time to time.

     "Business  Day"  means  any  day  (other  than   a
Saturday, Sunday or public holiday in the Borough of Manhattan, City of New York, New York) on which banking institutions in New York City are not authorized or obligated by law or executive order to close.

     "Closing Price" of a security on any day means the last sales price, regular way, per share of such security on such day as reported in the principal consolidated reporting system with respect to such security listed on the principal US stock exchange on which such security was listed for trading or, if the shares of such security are not listed or admitted to trading on a US stock exchange, the middle market quotations for the shares of such security (derived from The London Stock Exchange Daily Official List) listed or admitted to trading on The London Stock Exchange Limited, or if the shares of such security are not listed or admitted to trading on The London Stock Exchange, the last sales price as reported, in the National Market System ("NMS") of the
National   Association of  Securities  Dealers   Inc. Automated
Quotation System ("NASDAQ"), or if the shares of such security are not listed or admitted to trading in NMS, the average of the high bid and low asked prices in the overthe-counter market as reported by NASDAQ, or if the bid and asked prices on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any American Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors or a committee thereof on each Trading Day. In any of such alternate cases when such security is not traded in prices expressed in Dollars, such Closing Price shall be converted into Dollars at the then spot market exchange rate of pounds sterling (UK) into Dollars as quoted by Chase Manhattan Bank, N.A. on the date of determination.

     "Common Stock" means the shares of common stock, par value $.01 per share, of the Company.

          "Company" means XCL Ltd., a Delaware corporation.

          "Conversion Commencement Date" means six months after the initial Issuance Date.

     "Conversion Stock" means the shares of Common Stock issuable upon conversion of the Series F Preferred
Stock in accordance with Paragraph 6.

          "Directors" means the directors of the Company.

          "Dividend  Stock"  means the shares  of  Series  F
Preferred Stock paid to holders of Series F Preferred Stock in lieu of a cash dividend.

     "$" means Dollars.

     "Dollars" means the freely transferable currency of the USA.

     "Forced Conversion Date" means that date on which the shares of Common Stock have traded at or in excess of $0.50 per share for 30 consecutive Trading Days.

     "Parity   Stock"   means  all  other   series     of
preference stock ranking on a parity with the Series F Preferred Stock as to the right to receive any dividends and any payment or distribution of assets upon dissolution, liquidation or winding up of the Company. The Amended Series A[,] [and] [Series A,] Series B [and Series E] Preferred Stock shall be deemed Parity Stock for all purposes herein.

     "Securities Act" means the Securities Act of 1933, as amended.

     ["Series A Preferred Stock" means the shares of the Company's Series A, Cumulative Convertible Preferred Stock, par value $1.00 per share.]

     "Series B Preferred Stock" means the shares of the Company's Series B, Cumulative Preferred Stock, par value
$1.00 per share.

     ["Series E Preferred Stock" means the shares of the Company's Series E, Cumulative Convertible Preferred Stock, par value $1.00 per share.]

     "Shareholders"  means the holders  of  the  Common Stock.

     "Stock  Option  Plans" means  the  employee  stock option
plans  adopted  by  the  Company  and  approved     by
Shareholders, in effect from time to time, for employees and certain other individuals rendering services to the Company.

     "The  London  Stock  Exchange"  means  The  London Stock
Exchange Limited.

     "Trading Day" shall mean a day on which the market used for calculating the Closing Price is open for the transaction of business or, if the shares of such security are not so listed or admitted to trading, a Business Day.

     "Transfer Agent" means the transfer agent for  the Series
F Preferred Stock from time to time obtaining.

     "UK"  and "United Kingdom" mean the United Kingdom of
Great Britain and Northern Ireland.

     "USA"   and  "US"  means  the  United  States     of
America.

     "Warrants"   means  an  aggregate  of   45,491,863 issued
and outstanding and to be issued warrants to purchase Common
Stock.

          (b)    References  herein  to   Paragraphs   and
subparagraphs are to paragraphs and subparagraphs of this Designation of the Series F Preferred Stock ("Designation") unless otherwise indicated. The words "hereof", "herein", "hereunder" and comparable terms refer to the entirety of this Designation and not to any particular Paragraph or other subdivision hereof. Words in the singular include the plural and in the plural include the singular. Words in the neuter gender shall include the masculine and feminine and vice versa. The word "or" is not exclusive. The word
"including"  shall  be  deemed to mean  "including,  without
limitation."  The  Paragraph  headings  contained  in     this
Designation are for reference purposes only and shall not affect in any way the meaning or interpretation of this Designation.

Paragraph 3. Dividends and Distributions.

               (a)  Each share of Series F Preferred Stock
shall entitle the record holder to receive, out of funds legally available therefor, when, as and if declared by the Board of Directors, dividends in cash at the annual rate of $12.00 per share, which shall be payable in arrears in equal semiannual installments on June 30th and December 31st, or in the event any such date is a Saturday, Sunday or public holiday in the Borough of Manhattan, in the City of New York, New York, on the first Business Day following such date (hereinafter a "Dividend Payment Date") in each year, provided, however, that the dividend payable on the first such Dividend Payment Date shall be equal to the product obtained by multiplying $6.00 by a fraction, the denominator of
which  shall be 182 and the numerator of which shall     be
the number of days expired in the period between the date of issuance of the share of Series F Preferred Stock (the
"Issuance Date") and such first Dividend Payment Date (inclusive of both such dates).

               (b)  The Company may, at its option exercised
by written notice to the holders of the Series F Preferred Stock given at least ten (10) Business Days prior to the Dividend Payment Date, elect to pay any dividend due and payable hereunder, in kind in additional shares of Series F Preferred Stock in lieu of a dividend payment in cash. The amount of shares of Dividend Stock issuable to each holder of Series F Preferred Stock pursuant to this subparagraph 3(b)
on each  such Dividend Payment Date shall  equal     .06
share of Series F Preferred Stock for each share of Series F Preferred Stock registered in the name of each such holder of the Series F Preferred Stock on the record date for the payment of the dividend. Fractional shares of Series F Preferred Stock arising in respect of the payment of any
dividend in shares of Dividend Stock shall not be issued     to
the holders of Series F Preferred Stock.

          (c) Dividends shall be cumulative, whether or not earned and whether or not surplus shall be available therefor and shall commence to accrue and accumulate from day to day from the Issuance Date. Such accumulation shall include, if not paid, the dividend payable on each Dividend
Payment. Accrued  but  unpaid  dividends  shall  not     bear
interest.  Such dividends shall be declared and set apart or
paid before any dividends (other than dividends payable   in
Common  Stock or any other series or class of the
Company's stock  hereafter issued which ranks junior as
to  dividends and as to distributions upon the
dissolution, liquidation or winding up of the Company to
the Series F Preferred  Stock, such  junior securities
being hereinafter  referred  to     as
"Junior Securities") shall be paid on the Common Stock or such other series or class of Junior Securities. No cash dividend shall be paid upon or set apart for shares of any other class of stock of the Company (other than shares of preference stock ranking pari passu with the Series F Preferred Stock in respect of the payment of dividends) until all dividend arrears on the Series F Preferred Stock shall be fully paid. The shares of Series F Preferred Stock shall rank pari passu with the shares of the Amended Series A Preferred Stock[,] [and] [Series A Preferred Stock,] Series B Preferred Stock [and Series E Preferred Stock] with respect to the payment of dividends.

          (d) Dividends paid on the shares of Series F Preferred stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro-rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of Series F Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than sixty days prior to the date fixed for payment thereof.

     (e) In the event the Company fails to declare and pay any dividend on a Dividend Payment Date (the "Defaulted Date"), the dividend rate on the outstanding shares of Series F Preferred Stock in effect on the Defaulted Date shall be increased effective such Date so that the aggregate dividend payable on the next succeeding Dividend Payment Date shall equal the dividend that would have been paid on all then outstanding shares of Series F Preferred Stock had the Company declared and paid the dividend on the Defaulted Date in Dividend Stock. Upon payment of all such dividend arrearages in cash or with shares of Dividend Stock (or some combination of both), the dividend rate shall revert to the
dividend rate in effect on the initial Defaulted Date.   The
Company shall notify all holders of Series F Preferred Stock in writing at least fifteen (15) days prior to the payment by the Company of any dividend arrearages in cash, in which case such holders may elect to receive such dividend arrearage payment in shares of Dividend Stock (computed based upon the annual cash dividend rate then applicable divided by 100) in lieu of such cash payment by notice in writing delivered to the Company within five (5) days after receipt of the Company's dividend payment notice, provided that such notice is received by the Company from the holders of at least a majority of the outstanding shares of Series F Preferred Stock.

     Paragraph  4. Dissolution. Liquidation or  Winding Up.

     In the event of any dissolution, liquidation or winding up of the affairs of the Company, after payment or provision for payment of the debts and other liabilities of the Company, the registered holders of Series F Preferred Stock shall be entitled to share on a pro rata basis with the holders of shares of Amended Series A Preferred Stock, [Series A Preferred Stock,] Series B Preferred Stock [and Series E Preferred Stock] and all other series of the Company's preference stock ranking on a parity with the Series F Preferred Stock in respect of distributions upon dissolution, liquidation or winding up of the Company and to receive, out of the net assets of the Company, $100.00 per share, plus an amount equal to all the dividend arrears on each such share up to the date fixed for distribution and no more, before distribution shall be made to the holders of the Common
Stock or any Junior Securities. Neither the merger or consolidation of the Company, nor the sale, lease or conveyance of all or a part of its assets, shall be deemed to be a dissolution, liquidation or winding up of the affairs of the Company within the meaning of this Paragraph 4.

          Paragraph 5. Redemption.

          (a) The Series F Preferred Stock shall be redeemable at the election of the Company, in whole or in part at any time and from time to time, at a redemption price ("Redemption Price") of $100.00 per share, in each case plus all accrued and unpaid dividends to and including the redemption date. The Company shall notify each holder of record of shares of Series F Preferred Stock in writing (the "Redemption Notice") mailed by first class mail, postage prepaid, at least twenty (20) days and not more than sixty
(60) days prior to the date fixed by the Company for redemption, mailed to his address as the same shall appear on the books of the Company. The Redemption Notice shall state the redemption date, the Redemption Price and the place and manner of payment thereof. If less than all of the outstanding shares of Series F Preferred Stock are to be redeemed, the Company shall select those shares to be redeemed pro rata or by lot or in such other manner as the Board of Directors may determine.

               (b) The Company may deposit the aggregate Redemption Price in trust with a bank or trust company (in good standing, organized under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, in the City of New York, New York, and having capital surplus and undivided profits aggregating at least $25,000,000) as "Redemption Agent", for payment to the holders of the shares so to be redeemed, upon surrender (and endorsement, if required by the Board of Directors) of the certificates for such shares. At the close of business on a redemption date (unless the Company shall fail to make payment
or   deposit of the Redemption Price  as  above  set
forth), dividends shall cease to accrue on the shares of Series F Preferred Stock called for redemption (except on any such shares of Series F Preferred Stock in respect of which, upon due presentation of the certificate(s) relating thereto, payment of the money due at such redemption shall be refused in which case the dividend shall be deemed to have continued and shall continue to accrue from the relevant date of redemption to the date of payment); each holder of the shares of Series F Preferred Stock so to be redeemed shall cease to be a shareholder with respect to such shares and shall have no interest in, or claim against, the Company and shall have no voting or other rights with
respect to   such shares, except the right  to  receive  the
moneys payable upon such redemption from such bank or trust company, or from the Company, without interest thereon, upon surrender (and endorsement if required by the Board of Directors) of the certificates; and the shares represented thereby shall no longer be deemed to be outstanding. In the case of a call for redemption by the Company pursuant to subparagraph 5(a) above, the right of conversion shall cease and terminate as to the shares designated for redemption on the close of business on the third Business Day preceding the redemption date unless default shall be made in the payment of the Redemption Price. In the event the holder of any shares of Series F Preferred Stock shall not, within six years after such deposit, claim the amount deposited as above stated for the redemption thereof, the depositary shall, upon demand, pay over to the Company such unclaimed amount so deposited, and the depositary shall thereupon be relieved of all responsibility therefor to such holder.

               (c)   So long as any shares of Series F
Preferred Stock     are  outstanding,  the  Company  shall
not  redeem,
purchase or otherwise acquire, or permit any subsidiary to purchase or otherwise acquire, any shares of Common Stock or any Junior Securities if at the time of making such redemption, purchase or acquisition the Company shall be in default with respect to any dividend payable on, or any obligation to purchase shares of, Series F Preferred Stock; provided, however, that, notwithstanding the foregoing the Company may at any time redeem, purchase or otherwise acquire shares of Common Stock or any Junior Securities in exchange for, or out of the net cash proceeds from the sale of, Common Stock or other shares of Junior Securities. If in any case the amounts payable with respect to the Company's obligation to retire shares of Preferred Stock are not paid in full in the case of all series with respect to which such obligations exist, the number of shares of the various series to be retired shall be in proportion to the respective amounts which would be payable on account of such obligations if all amounts payable were discharged in full. Any dividend arrears on the Series F Preferred Stock tendered to the Company shall be payable in full to the respective last holders of record of the shares of Series F Preferred Stock so tendered to the Company pro rata with payment of corresponding dividend arrears on the Series F Preferred Stock remaining outstanding.

          Paragraph 6. Conversion.

          (a) Subject as hereinafter provided. at any time after the Conversion Commencement Date at the option of the record holder of the Series F Preferred Stock, the Series F Preferred Stock shall be convertible, in whole or in part, at the office of the Transfer Agent into fully paid and nonassessable shares of Common Stock at a rate (the "Conversion Rate") per share of Series F Preferred Stock equal to that number of shares of Common Stock as shall equal the quotient of $100 divided by $.25 (the "Conversion Price") (subject in any case to adjustment as hereinafter provided in Paragraph 7), provided that if a Conversion Notice (as hereinafter defined in subparagraph 6(c) below) is given in respect of only a part of a holding of Series F
Preferred   Stock  so  that  there  would  remain  following
conversion  three or fewer such shares in that holding,  all the Series  F  Preferred  Stock in  the  holding  shall  be
converted notwithstanding  the  figure  inserted   in   the
Conversion Notice.

          (b) For the purposes of the provisions hereof, a "Conversion Date" shall be the date falling 90 days after the date of the Conversion Notice (or such sooner date as the Company may notify the converting holder of Series F Preferred Stock in writing) and provided always that if any Conversion Date would otherwise fall on a day which is not a Business Day such Conversion Date shall be the first Business Day following such date.

               (c)     The right to convert shall be
exercisable at any time and from time to time after the Conversion Commencement Date by completing the notice of conversion endorsed on the share certificate relating to the Series F Preferred Stock to be converted or a notice in such other form as may from time to time be prescribed by the Board of Directors in lieu thereof (any such notice being herein called a "Conversion Notice") and delivering the same to the Transfer Agent together with such other evidence (if any) as the Board of Directors may reasonably require to prove title of the person exercising such right to convert. The Conversion Notice shall be deemed dated as of the date of receipt thereof by the Transfer Agent. A Conversion Notice once given may not be withdrawn without the consent in writing of the Company.

          (d) On conversion the dividend on the Series F Preferred Stock so converted shall cease to accrue with effect from the close of business on the date preceding the Conversion Date. The Common Stock issued on such conversion
shall     entitle  the  holder  to  all  dividends  and  other
distributions payable on the Common Stock by reference to a record date after the applicable Conversion Date.

          (e) Any dividend arrears on the Series F Preferred Stock surrendered for conversion shall be payable in full to the respective last holders of record of the shares
of   Series  F  Preferred  Stock  surrendered     for
conversion (notwithstanding any subsequent transfer of the shares of Common Stock into which such shares have been converted), pro rata with payment of corresponding dividend
arrears   on   the   Series  F  Preferred  Stock
remaining
outstanding.

          (f) Conversion shall be deemed to have been effected on the Conversion Date, and the holder shall as of the close of business on such date have the full rights of the Common Stock resulting from such conversion.

          (g) On the Conversion Date all shares of Series F Preferred Stock in respect of which a Conversion Notice has been delivered ("relevant shares") shall be converted into shares of Common Stock at the Conversion Rate. Upon issuance of the Common Stock, the relevant shares shall be retired and cancelled. Within 30 days after the Conversion Date, the Company shall, or shall cause, the forwarding to each holder of the relevant shares, at his own risk, free of charge, a definitive certificate for the appropriate number of fully paid shares of Common Stock and a new certificate for any unconverted Series F Preferred Stock comprised in the certificate(s) surrendered by him.

          (h)     Fractions  of  Common  Stock   arising  on
conversion  shall  not  be issued  to  the  holders  of  the
relevant   shares   otherwise  entitled  thereto  but (if
arrangements can be so made) such fractions shall be aggregated and sold in the market on behalf of such holders at the best price reasonably obtainable and the net proceeds of sale shall be distributed pro rata among such holders unless in respect of any holding of the relevant shares the amount to be distributed would be less than $2.00 in which case such amount shall not be distributed but shall be retained for the benefit of the Company. For the purpose of implementing the provisions of this subparagraph (h), the Board of Directors may appoint a person to execute transfers on behalf of persons otherwise entitled to any such fractions and generally may make all arrangements which appear to the Board necessary or appropriate for the settlement and disposal of fractional entitlements.

          (i) In case of the voluntary dissolution, liquidation or winding up of the Company, all conversion rights relating to the Series F Preferred Stock shall terminate 45 days after the mailing of a notice of such action to all record holders of Series F Preferred Stock; provided that such date of termination of conversion rights shall  be not more than sixty (60) days nor less than twenty
(20) days prior to the date on which such dissolution is to become effective or such liquidation or winding up is to commence.
Any such notice shall call attention to  the          date
of  such termination of the conversion rights, the per share amount payable on the Common Stock, the per share amount payable on the Series F Preferred Stock held by such holder in connection with such action (in each case, if then known, or a
reasonable estimate if such amount is not known          with
any reasonable degree of certainty), and the then current Conversion Rate of the Series F Preferred Stock held by such holder of record.

     (j) At any time after the Forced Conversion Date, or any time after at least seventy five percent (75%) of the aggregate number of shares of Series F Preferred Stock originally issued on the Issuance Date have been purchased or redeemed by the Company or converted into Common Stock by the holders thereof, the Company may, at its option, cause the conversion of all the remaining issued and outstanding shares of the Series F Preferred Stock at the Conversion Rate upon at least 45 days written notice to all holders of record.
     (k) The Company shall use its best efforts to ensure that the shares of Conversion Stock are listed on all the principal stock exchanges on which the Company's Common Stock is listed for trading.

         Paragraph 7.  Adjustments of Conversion Rate.

          The  Conversion Rate for the Series  F  Preferred
Stock shall be subject to adjustment from time to time as follows:

          (a) If the Company shall at any time or from time to time pay a dividend or other distribution on its outstanding shares of Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a larger number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to the record date for such dividend or the effective date for such subdivision or combination shall be adjusted so that each share of Series F Preferred Stock shall thereafter be convertible into the number of shares of Common Stock which the holder of a share of Series F Preferred Stock would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event. An adjustment made pursuant to this subparagraph (a) shall become effective immediately after the close of business on such a record date in the case of a dividend and shall become effective on the close of business on the day immediately prior to the effective date in the case of a subdivision or combination.

     (b) If the Company shall issue rights or warrants to all holders of Common Stock (expiring within 45 days after the record date for determining stockholders entitled to receive them) for the purpose of entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the average of the Closing Prices per share for the 30 consecutive Trading Days ending on the record date for the determination of the stockholders entitled to receive such rights or warrants, then at the discretion of the Board of Directors, either (i) the Company shall make a like issue at the same time to each holder of the Series F Preferred Stock as if his conversion rights had been exercisable in full on the record date for such issue on the basis of the Conversion Rate; or (ii) the number of shares of Common Stock into which each share of the Series F Preferred Stock shall thereafter be convertible shall be adjusted by multiplying the number of shares of Common Stock into which each share of Series F Preferred Stock was convertible on the day immediately preceding such record date by a fraction the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock so offered for subscription or purchase, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such average of the Closing Prices for such 30 Trading Days. Such adjustment shall become effective immediately after the close of business on such record date. Notwithstanding anything in the foregoing to the contrary, no such issue or adjustment shall be made in respect of the shares of Common Stock issuable upon exercise of the Warrants, any stock options
granted pursuant   to             the
Company's   Stock  Option  Plans  approved  by  Shareholders
(provided that option exercise price shall not be less than the market value of the Common Stock on the date of grant of the options), [the Amended Series A Preferred Stock and the shares of Amended Series A Preferred Stock issuable as dividends on, or the shares of Common Stock issuable upon conversion of the Amended Series A Preferred Stock, and] the Series B Preferred Stock and the shares of Common Stock issuable as dividends on or upon redemption of the Series B Preferred Stock [or the Series E Preferred Stock and the shares of Series E Preferred Stock issuable as dividends on, or the shares of Common Stock issuable upon conversion of, the Series E Preferred Stock].

     (c) If any offer or invitation by way of rights or otherwise (not being an offer or invitation to which the provisions of subparagraph 7(b) apply) is made to all the Shareholders by the Company, the Company shall make or, so far as it is able, cause that there be made a like offer at the same time to each holder of Series F Preferred Stock as if his conversion rights had been exercisable on and had been exercised in full on the record date for such offer or invitation on the basis of the Conversion Rate.

     (d)   If  the  Company  shall  distribute  to  all holders
of Common Stock any assets (other than any ordinary dividend payable solely in cash in an amount not  excessive in
comparison  to  its  current earnings),  any  rights  to
subscribe for securities (other than those referred to in subparagraph 7(b) above) or any evidence of indebtedness or
other securities  (other  than  Common  Stock  or   Junior
Securities), then in each such case the number of shares of Common Stock into which each share of Series F Preferred
Stock shall thereafter be convertible shall be adjusted by multiplying the number of shares of Common Stock into which each share of Series F Preferred Stock was convertible on the date immediately preceding the record date for the determination of the stockholders entitled to receive such distribution by a fraction the numerator of which shall be the average of the Closing Prices per share of Common Stock for the thirty (30) consecutive Trading Days ending on such record date and the denominator of which shall be such average of the Closing Prices per share less the then fair market value (as determined in a resolution adopted by the Board and reviewed and approved by the Company's auditors for the time being) of the portion of the assets or evidences of indebtedness or securities so distributed or of such subscription rights applicable to one share of Common
Stock. Such adjustment shall become effective immediately after the close of business on such record date.

     (e) Whenever the Conversion Rate is adjusted as herein provided, the Company shall forthwith file with the Transfer Agent a certificate stating the adjusted Conversion Rate
determined  as  provided in this  Paragraph  7.         Such
certificate shall show in detail the facts requiring such adjustment. The calculation of such adjustment shall have been reviewed and approved by the Company's auditors for the time being. Whenever the Conversion Rate is adjusted, the Company will forthwith cause a notice stating the adjustment and the resulting Conversion Rate to be mailed to the respective holders of record of Series F Preferred Stock.

     (f) In case of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation or merger of the Company with another corporation or in case of any sale or conveyance of all or substantially all of the property of the Company,
each share of Series F Preferred Stock shall thereafter     be
convertible  into  the number of shares of  stock  or  other
securities   or  property  receivable  upon   such   capital
reorganization,   reclassification   of    capital    stock,
consolidation, merger, sale or conveyance, as the case may be, by a holder of the number of shares of Common Stock into which such share of Series F Preferred Stock was convertible
immediately    prior   to   such   capital   reorganization,
reclassification of capital stock, consolidation, merger, sale or conveyance; and, in any case, appropriate adjustment (as determined by the Board of Directors and reviewed and approved by the Company's auditors for the time being) shall be made in the application of the provisions herein set forth with respect to rights and interests thereafter of the holders of the Series F Preferred Stock, to the end that provisions set forth herein (including the specified changes in and other  adjustment  of the  Conversion  Rate)  shall thereafter
be applicable, as near as reasonably may  be,     in
relation to any shares of stock or other securities or other property thereafter deliverable upon the conversion of the Series F Preferred Stock.

     (g) No adjustment shall be made hereunder unless by reason of the happening of any one or more of the events herein specified, the Conversion Rate then in effect would be changed by 1 % or more, but any adjustment of less  than 1%
that  would otherwise be required to be made  shall     be
carried forward and shall be made at the time of and together with any subsequent adjustment which, together with any adjustment or adjustments so carried forward, amounts to 1 % or more, provided that such adjustment shall be made in any case (regardless of whether or not the amount thereof or the cumulative amount thereof amounts to 1% or more) upon the
happening  of  one or more of the events  specified     in
subparagraph (f) of this Paragraph 7.

     Paragraph 8. Voting Rights.

          Except as may be otherwise provided herein or in this Restated Certificate of Incorporation of the Company, as amended from time to time with the consent of the holders of Series F Preferred Stock, provided such consent is required to be obtained hereunder or as required by applicable law:

     (a) the Series F Preferred Stock shares shall not entitle the holders thereof to receive notice of or attend or vote at any meeting of stockholders except in the following circumstances:

               (i) The Series F Preferred Stock shall vote as a separate class on any resolution proposed for adoption by the stockholders of the Company which seeks to amend, alter or repeal, the provisions of
          the Company's          Restated    Certificate  of
          Incorporation or of the resolutions contained in the Certificate of Designation of the Series F Preferred Stock designating the Series F Preferred
          Stock  and the     preferences  and   privileges,
          relative, participating, optional or other special
          rights   and   qualifications,   limitations   and
          restrictions thereof, so as to adversely affect any right, preference, privilege or voting power of the Series F Preferred Stock or the holders thereof; provided, however, that any increase in the amount of the issued Series F Preferred Stock or the creation and issue of any other series of preference stock (whether or not denominated in Dollars,
          or  any  increase  in  the  amount     of
          authorized shares of Series F Preferred Stock, in each case either being Parity Stock or Junior Securities and with or without similar voting rights) will not be deemed to affect adversely such rights, preferences, privileges or voting powers of the Series F Preferred Stock;

               (ii) Except in the event that arrangements are or have been offered to the holders of the Series F Preferred Stock which ensure that the rights of such holders would not be prejudiced, the Company will ensure that no plan of compromise or arrangement affecting the Common Stock shall become effective unless the holders of the Series F Preferred Stock shall be parties to the plan and unless the plan shall be approved by the holders of at least a majority of the then issued and outstanding shares of Series F Preferred Stock, voting as a class together with all other Parity Stock;

                    (iii)  In  the  case of  a  vote  on  a
          resolution     regarding    (A)    the     capital
          reorganization, dissolution or liquidation of the Company; or (B) any matter for which the consent of the holders of Series F Preferred Stock is sought
          in  accordance  with  the  provisions        of
          subparagraphs 8(a)(i) and 8(a)(ii) and Paragraphs 9 or 10; every record holder of Series F Stock who is present at that meeting in person or by proxy shall be entitled to cast one (1) vote for each share of Series F Preferred Stock registered in his name (voting (1) as a separate class with respect to the matters set forth in subparagraph 8(a)(i) and (2) together with all other Parity Stock with respect to the matters set forth in
          subparagraphs   8(a)(ii)  and   8(a)(iii)(1)   and
          Paragraphs 9 and 10) and the decision of at least two thirds of the outstanding shares of Series F Preferred Stock (as to any matters set forth in
          clause   (A) above)  and  a  majority   of
          the outstanding  shares of Series  F  Preferred
          Stock and any Parity Stock, voting separately as a class (as to any matters set forth in clause (B) above) shall be determinative of the matter so long as a quorum (as defined in subparagraph 8(b) below) is present; or

                         (iv)   if at the date of the notice
          convening a meeting of Shareholders the dividend on the Series F Preferred Stock has not been paid in
          an aggregate  amount  equal  to  at  least  two   (2)
          consecutive semi-annual dividends on such shares, the number of Directors of the Company will be increased by two and a majority of votes cast by the holders of the Series F Preferred Stock together with the holders of Parity Stock on which like voting rights have been conferred and are exercisable, present in person or by proxy at such meeting, will be entitled to elect such two additional Directors to the Board of Directors, with each holder being entitled to cast one vote for each share of Series F Preferred Stock registered in his name. The right to elect such Directors and the term of office of all such Directors so elected shall terminate when all such accrued and unpaid dividends are paid in full or set apart for payment subject to such right being reinstated in the case of fixture unpaid dividends as hereinabove provided. In case any vacancy shall occur among the Directors elected by the holders of Series F Preferred Stock and Parity Stock as herein provided, such vacancy may be filled for the unexpired portion of the term by vote of the remaining Director elected by such stockholders, or such Director's successor in office or by the vote of such stockholders given at a special meeting of such stockholders called for such purpose.

          (b) At each meeting of stockholders at which the holders of the Series F Preferred Stock shall have the right to vote as a separate class or together with any other class of stock the presence in person or by proxy of the holders of record of a majority of the total number of shares of stock entitled to vote as a single class then outstanding shall be necessary and sufficient to constitute a quorum of such
class for  the  transaction  of  business  by   such
stockholders as a class. At any such meeting or adjournment thereof,
                              (i)   the absence of a quorum of
          the holders of the Series F Preferred Stock shall not prevent the election of Directors or the transaction of business other than the transaction of business with respect to which the holders of the Series F Preferred Stock are entitled to vote as a separate class and the absence of a quorum of the holders of any other class of stock for the election of Directors or the conduct of such other business shall not prevent the conduct of business on which the Series F Preferred Stock is entitled to vote as a separate class, and
                                   (ii) in the absence of any
          such quorum, the holders present in person or by proxy of the class or classes which lack a quorum shall have the power to adjourn (for a period of up to 30 days) the meeting for the election of Directors which they are entitled to elect from time to time, or for the conduct of such business, without notice other than announcement at the meeting, until a quorum shall be present.

               (c) Any action required or permitted to be taken by the holders of Series F Preferred Stock pursuant to this Paragraph 8 or Paragraphs 9 or 10, voting either separately as a class or together with all Parity Stock at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of such stock having not less than the minimum number of votes that would be necessary to authorize such action to be taken at a meeting at which all such shares entitled to vote thereon were present and voted.

     Paragraph     9. Further Issues; Par Value.

          So long as any shares of Series F Preferred Stock remain outstanding, the Company shall not without the affirmative vote or consent of the holders of the Series F
Preferred   Stock  and  any  Parity  Stock,  in  each   case
outstanding at the time, given in person or by proxy, either in writing or at a meeting, (i) authorize, create or issue, or increase the authorized or issued amount, of any class or series of stock ranking senior to the Series F Preferred
Stock with respect to payment of dividends or distribution of assets on dissolution, liquidation or winding up or which may be convertible into any class of shares ranking as regards participation in dividends or the distribution of assets on dissolution, liquidation or winding up senior to the Series F Preferred Stock; or (ii) increase or decrease the par value of the Common Stock. The holders of Series F Preferred Stock shall not be entitled to any preemptive rights with respect to any further issuances of securities by the Company.

     Paragraph 10. Other Matters.

          So long as any Series F Preferred Stock remains issued and outstanding then:

          (a) except as authorized by the adoption of an appropriate resolution by the affirmative vote or consent of the holders of a majority of the outstanding shares of the Series F Preferred Stock and any Parity Stock, voting or consenting separately as a class, the Company shall not:

                    (i)    sell,   lease  or  convey   all   or
          substantially all of the assets of the Company; or

                       (ii)  approve any merger,
          consolidation or compulsory share exchange to which
          the Company
          is a party, unless (1) the terms of such merger, consolidation or compulsory share exchange do not provide for a change in the terms of the Series F Preferred Stock and (2) the Series F Preferred Stock is on a parity with or prior to (in respect of dividends and upon liquidation, dissolution or winding up) any other class or series of capital stock authorized by the surviving corporation, other than any class or series of stock of the Company ranking senior to the Series F Preferred Stock either as to dividends or upon liquidation, dissolution or winding up of the Company and previously authorized with the consent of the holders of the Series F Preferred Stock (or other than any capital stock into which such prior stock is
          converted   as  a  result  of  such merger,
         consolidation or compulsory share exchange).

     (b) the Company shall concurrently send a copy of every communication or other information, including annual reports and proxy materials, sent to its Shareholders to every holder of Series F Preferred Stock.

     Paragraph 11.  Reacquired Shares.

          Any shares of the Series F Preferred Stock redeemed or purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Series F Preferred Stock, and may be reissued as Series F Preferred Stock or part of a new series of preference stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions or restrictions on issuance set forth herein.

     Paragraph 12. Miscellaneous.

          (a) All notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3)
Business Days  after  the  mailing  thereof  if   sent
by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms hereof) with postage prepaid, addressed: (i) if to the Company, to its office as specified in its most recent Annual Report on Form 10-K (or any successor report or form) or to the Transfer Agent or other agent of the Company designated as permitted hereby or (ii) if to any holder of the Series F Preferred Stock or Common Stock, as the case may be, to such holder at the address of such holder as listed in the stock record books of the Company (which may include the records of any Transfer Agent for the Series F Preferred Stock or Common Stock, as the case may be) or
(iii) to such other address as the Company or any such holder, as the case may be, shall have designated by notice similarly given.

     (b) The Company shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any original issuance or delivery of shares of Series F Preferred Stock or shares of Common Stock or other securities issued on account of Series F Preferred Stock pursuant hereto or certificates representing such shares or securities. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of Series F Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series F Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person with respect to any such shares or securities other than a payment to the registered holder thereof and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has made arrangements satisfactory to the Transfer Agent for the payment to the Company of the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid or is not payable.

          (d) In the event that a holder of shares of Series F Preferred Stock shall not by written notice designate to whom payment upon redemption of shares of Series F Preferred Stock should be made or the address to which such payment should be sent, the Company shall be entitled to make such payment, in the name of the holder of such Series F Preferred Stock as shown on the records of the Company, and to send such payment, to the address of such holder shown on the records of the Company.

          (e) Unless otherwise provided in this Restated Certificate of Incorporation of the Company, all payments in the form of dividends, distributions on voluntary or
involuntary   dissolution,  liquidation  or  winding-up or
otherwise made upon the shares of Series F Preferred Stock and any other stock ranking on a parity with the Series F
Preferred Stock   with  respect  to   such   dividend or
distribution shall be made pro rata, so that amounts paid per share on the Series F Preferred Stock and such other stock shall in all cases bear to each other the same ratio that the required dividends, distributions or payments, as the case may be, then payable per share on the shares of the Series F Preferred Stock and such other stock bear to each other.

               (f)   The Company may appoint, and from  time
to time discharge and change, the Transfer Agent for the Series F Preferred Stock. Upon any such appointment or discharge of a Transfer Agent, the Company shall send notice thereof by first class mail, postage prepaid, to each holder of record of Series F Preferred Stock. The initial Transfer Agent for the Series F Preferred Stock shall be the Company.

               (g)   The Company covenants that it will  at
all times on and after the Conversion Commencement Date reserve and keep available out of its authorized Common Stock and/or shares of its Common Stock then owned or held by or for the account of the Company, solely for the purpose of delivery upon conversion of the Series F Preferred Stock as herein provided, such number of shares of Common Stock as shall then be deliverable upon conversion of all shares of Series F Preferred Stock from time to time outstanding.]

     FIFTH:     A.  Unless and until otherwise provided  in the
Bylaws, all of the corporate powers of this Corporation shall be vested in, and managed by, a board of not less than 3 nor more than 15 directors, except that when all of the outstanding shares are held of record by fewer than 3 stockholders, then there need be only as many directors as there are stockholders, but this shall not prevent a greater number of directors as aforementioned.

     B.    The  board of directors shall be and is divided
into  three classes:  Class I, Class II and Class III, which
shall  be  as  nearly  equal in number  as  possible.   Each
director shall serve for a term ending on the date of the third annual meeting of stockholders following the annual
meeting     at  which  the  director  was  elected;  provided,
however, that each initial director in Class I shall hold office until the annual meeting of stockholders in 1988; each initial director in Class II shall hold office until the annual meeting of stockholders in 1989; and each initial director in Class III shall hold office until the annual
meeting   of stockholders  in  1990.  Notwithstanding      the
foregoing  provisions in this Article FIFTH,  each  director
shall  serve  until  his  successor  is  duly  elected   and
qualified or until his death, resignation or removal.

     C. The number of directors may be increased or decreased within the limits above provided by a majority vote of the directors. In the event of any increase or decrease in the authorized number of directors, the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the board of directors among the three classes of directors so as to
maintain  such  classes  as nearly equal  as  possible.     No
decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

     D. Newly created directorships resulting from any increase in the number of directors and any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office (and not by stockholders), even
though  less  than a quorum of the board of directors.   Any
director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

          E. No director may be removed from office without cause, except upon the affirmative vote of the holders of not less than sixty-seven percent (67%) of the outstanding shares of stock of the Corporation then entitled to vote generally in the election of directors, voting together as a
single  class.     Any  amendment, change or  repeal  of  this
Article FIFTH, or any other amendment to this Restated Certificate of Incorporation that will have the effect of permitting circumvention of or modifying this Article FIFTH, shall require the favorable vote, at a stockholders' meeting, of the holders of at least sixty-seven percent (67%) of the outstanding shares of stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

          SIXTH:     A.   The  board  of  directors  shall
have authority to adopt, amend or repeal Bylaws, including the right to adopt, amend or repeal Bylaws fixing their qualifications, or fixing or increasing their compensation, subject to the ratification of the action taken by the board so to adopt, amend or repeal any such Bylaws by the stockholders at the next regularly scheduled annual meeting of stockholders or at a special meeting of stockholders.
Pending such ratification by the stockholders, such action taken by the board of directors shall be presumed to have been authorized by the stockholders.

     B. The board shall further have authority to exercise all such powers and to do all such other lawful acts and things which the Corporation or its stockholders might do, unless prohibited from doing so by applicable laws, by this Restated Certificate of Incorporation or by the Bylaws of the Corporation.

    SEVENTH:  A.  For the purposes of this Article SEVENTH:

                    (1)     A "person" shall mean any
individual, firm, corporation, partnership, trust or other entity.

                    (2)     "Net  Assets"  shall  mean  the
     difference between the aggregate amount of all assets and the aggregate amount of all liabilities of the Corporation as they appear on the Corporation's most recent audited financial statements.

                    (3)  "Voting Stock" means then outstanding
     shares of stock of all classes and series of the Corporation entitled to vote in the election of directors.

             (4) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on September 1, 1987.

             (5) "Subsidiary" means any corporation of which more than a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for purposes of the definition of Interested Stockholder set forth in Paragraph A(7) of this Article EIGHTH, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned by the Corporation, by a Subsidiary, or by the Corporation and one or more Subsidiaries.

                         (6)  A person shall be a "Beneficial
     Owner" of any Voting Stock:

                       (A)  which such person or any of its
        Affiliates or Associates  beneficially  owns,
        directly   or indirectly; or

                       (B)  which such person or any of its
        Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise Of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote or to direct the vote pursuant to any agreement, arrangement or understanding; or
                            (C)  which is beneficially owned,
        directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

               (7)   "Interested  Stockholder"  shall  mean
any person (other than the Corporation or any Subsidiary) who or which:

         (A) is the Beneficial Owner, directly or indirectly, of more than 20% of the combined voting power of the then outstanding Voting Stock; or

                       (B)  is an Affiliate of the Corporation
   and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of 20% or. more of the combined voting power of the then outstanding Voting Stock; or

                       (C)   is  an  assignee  of  or  has
   otherwise succeeded to any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or
   series of transactions not  involving a   public  offering
   within  the meaning  of the
     Securities Act of 1933.

               (8) "Disinterested Director" means any member of the board of directors of the Corporation who is unaffiliated with, and not a nominee of, the Interested
Stockholder and was a member of the board of directors prior to the time that the Interested Stockholder became an Interested Stockholder and any successor of a Disinterested Director who is unaffiliated with, and not a nominee of, the Interested
Stockholder and who is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the board of directors.

          (9)          "Fair Market Value" means:

                  (A) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share  of  such stock  on  the
   Composite Tape for  New  York  Stock Exchange-Listed
   Stocks, or, if such  stock  is  not quoted on such Composite
   Tape, on the New York Stock Exchange,  or, if such stock is not listed on  such Exchange,  on the principal United
   States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange,  the highest  closing  bid
quotation with  respect  to  a share   of  such  stock  during
the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date
in question of a share  of  such stock   as   determined  by a
majority of the Disinterested Directors in good faith; and

                       (B)   in  the  case of stock of any
   class of securities not traded on any securities exchange or in the over-the-counter-market or in the case of property other than cash or stock, the fair market value of such securities or property on the date in question as determined by a majority of the Disinterested Directors in good faith.

                         (10) "Business Combination" means any
     transaction which is referred to in any one or more of Paragraphs B(1) through (5) below.

                         (11) In the event of any Business
     Combination  in which    the    Corporation   survives,
     the phrase "consideration to be received as used in Paragraphs C(2)(A) and (B) shall include the shares of Common
     Stock   and/or  the  shares  of  any  other  class of
     outstanding Voting Stock retained by the holders of such shares.

                         (12)  For  the purposes of determining
     whether  a person   is  an  Interested  Stockholder pursuant to
     Paragraph  A(7), the number of shares of  Voting  Stock
     deemed  to  be outstanding shall include shares  deemed
     owned  through application of Paragraph A(6)(B)(i)  but
     shall  not  include any other shares  of  Voting  Stock
     which may be issuable to other persons pursuant to  any
     agreement,  arrangement  or  understanding,   or   upon
     exercise of conversion rights, warrants or options, or otherwise.

               B. In addition to any affirmative vote required by law or any other Article of this Restated Certificate of Incorporation, and except as otherwise expressly provided in Paragraph C of this Article SEVENTH:

                    (1) any merger or consolidation of the Corporation or any Subsidiary with (i) any Interested Stockholder or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an
    Affiliate or Associate of an Interested Stockholder; or

                         (2)  any sale, lease, exchange,
     mortgage, pledge, transfer or other disposition (in one
     transaction or  a series  of  transactions) to  or  with
     any  Interested Stockholder  or  any  Affiliate  or
     Associate  of  any Interested     Stockholder   of   any
     assets of the Corporation, or of any Subsidiary, having an aggregate Fair Market Value equal to ten percent (10%) or more of the Net Assets of the Corporation; or

                    (3) the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market
     Value  equal to ten percent (10%) or more  of  the  Net
     Assets of the Corporation, other than the issuance of securities by the Corporation or any Subsidiary upon the conversion of convertible securities of the Corporation or any Subsidiary which were not acquired from the Corporation or any Subsidiary by any Interested Stockholder or any Affiliate or Associate of any Interested Stockholder; or

                    (4)  the adoption of any plan or proposal
     for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate or Associate of any Interested
     Stockholder;
     or

          (5)  any reclassification of securities
     (including any reverse stock split), or recapitalization
     of  the Corporation,  or  any  merger or consolidation
     of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has  the effect,  directly  or  indirectly,  of
     increasing the proportionate share of the outstanding stock of any class of equity or convertible securities of the Corporation or any Subsidiary directly or indirectly owned by any Interested Stockholder or any Affiliate or Associate of any
     Interested Stockholder;
shall  require  the affirmative vote of the  holders  of  at least (i) 67% of the then outstanding shares of Voting Stock, and (ii) a majority of the then outstanding shares of
Voting   Stock  held  by  persons  who  are  not  Interested
Stockholders or Affiliates or Associates of Interested Stockholders; provided, however, that the majority vote requirement of this clause (ii) shall not be applicable if the Business Combination is approved by the affirmative vote of the holders of not less than 80% of the then outstanding shares of Voting Stock. The foregoing affirmative vote requirements are hereinafter referred to as the "Special Vote Requirement." The Special Vote Requirement shall be applicable notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

      C. The provisions of Paragraph B shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law and any other Article of this Restated Certificate of Incorporation, if all of the conditions specified in either of the following Paragraphs
(1) and (2) are met:

                    (1)          Approval  by Disinterested
Directors. The Business Combination shall have been approved by a majority of the Disinterested Directors.

                    (2)          Price and Procedural
Requirements.  All  of the following conditions shall have been met:

               (A)  The aggregate amount of the cash and  the Fair
          Market   Value,  as  of  the  date     of   the
        consummation   of   the  Business  Combination,   of
        consideration  other than cash to  be  received  per
        share by holders of Common Stock or any series of Preferred Stock of the Corporation in such Business Combination shall be at-least equal to the higher of
        (i) the highest price paid for any share (including brokerage commissions, transfer taxes and soliciting dealers' fees) of such class or series of stock by any  person who is an Interested Stockholder, or  by
        any of his Affiliates or Associates, within the
        twoyear period immediately prior to the time of the first public announcement of the proposed Business Combination (the "Announcement Date") or in the
        transaction   in which  such  person   became     an
        Interested  Stockholder,  whichever  price  is   the
        higher;  or (ii) the Fair Market Value per share  of
        such class  or series of stock on the  Announcement
Date   or  on  the  date  on  which  the  Interested
Stockholder became an Interested Stockholder (the "Determination Date"), whichever is higher; provided however, that if the Interested Stockholder has  not previously  paid for shares of series of Preferred Stock or if the highest preferential amount per share of a series of Preferred
Stock to which  the holders  thereof would be entitled in the
event of any   voluntary    or involuntary    liquidation,
dissolution  or  winding up of the  affairs  of  the
Corporation (regardless  of  whether  the  Business
Combination  to be consummated constitutes  such  an event)
is  greater than  such  aggregate  amount,
holders  of  such  series of Preferred  Stock  shall receive an amount for each such share at least equal to the highest preferential amount applicable to such series of Preferred Stock. The provisions of this Paragraph C(2)(A) shall be required to be met with respect to every class or series of Preferred Stock, whether or not the Interested Stockholder has previously become the Beneficial Owner of any shares of a particular class or series of Preferred Stock prior to
proposing the Business Combination.     The
price paid for any share of any such class or series of stock shall be the amount of cash plus the Fair Market Value of any consideration to be received therefor, determined at the time of payment thereof.

     (B)     The  consideration  to  be  received  by
holders of a particular class of outstanding Voting Stock shall be in cash or in the same form as the Interested
Stockholder has  previously  paid    for
shares  of  such  class  of Voting  Stock.     If  the
Interested  Stockholder has paid for shares  of  any class   of
Voting  Stock  with  varying  forms          of
consideration, the form of consideration for such class of Voting Stock shall be either cash or the form of consideration used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.
The prices determined in accordance with Paragraph C(2)(A) above shall be subject to an appropriate adjustment in the
event of any     stock   dividend,  stock  split,  subdivision,
combination of shares or similar event.

     (C)     After  such  Interested Stockholder  has
become an Interested Stockholder and through to the date of consummation of such Business Combination: (i) there shall have been (1) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (2) no failure to increase such annual rate of dividends as necessary to
reflect any reclassification (including any      reverse
stock split),          recapitalization,
reorganization or any similar transaction which  has the
effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual
rate is approved by a majority of   the  Disinterested
Directors; and (ii) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

             (D)   After  such  Interested Stockholder  has
   become an  Interested Stockholder, such  Interested
   Stockholder
shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by
the Corporation,  whether  in  anticipation  of  or         in
connection   with  such  Business   Combination   or otherwise.

                  (E)    A   proxy  or  information   statement
   describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to all stockholders of the
   Corporation at least 30 days prior   to     the
   consummation
     of  such   Business
     Combination   (whether  or   not   such     proxy   or
   information statement is required to be mailed pursuant to such Act or subsequent provisions).

          D. The majority of the Disinterested Directors of the Corporation shall have the power and duty to determine for the purpose of this Article SEVENTH, on the basis of
information known to them after reasonable inquiry,   all facts
necessary  to   determine     the
applicability of the various provisions of this Article
SEVENTH, including,  (i)  whether  a  person     is     an
Interested Stockholder, (ii) the number of shares of Voting Stock of which any person is the Beneficial Owner, (iii) whether a person is an Affiliate or Associate of another,
(iv) whether the requirements of Paragraph B(2) have been met with respect to any Business Combination, and (v) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or
any Subsidiary   in  any  Business  Combination   has,   an
aggregate Fair Market Value equal to ten percent  (10%) or
more of the Net Assets of the Corporation; and  the good
faith determination  of  a  majority   of     the
Disinterested Directors shall be conclusive and binding for all purposes of this Article SEVENTH.

    E.    Nothing  contained in this Article  SEVENTH shall
be   construed   to  relieve   any     Interested
Stockholder  from any fiduciary obligation  imposed  by law.

          F. Notwithstanding any other-provisions of this Restated Certificate of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that a lesser
percentage  may be  specified  by  law,   this Certificate  of
Incorporation or the Bylaws of the Corporation), any proposal to amend or repeal, or adopt any provisions inconsistent with, this Article SEVENTH of this Restated Certificate of Incorporation shall be approved by the affirmative vote of at least (1) 67% of the then outstanding shares of Voting Stock and (2) a majority of the then outstanding shares of Voting Stock held by persons who are not Interested Stockholders or Affiliates or Associates of Interested Stockholders, provided that the majority vote requirement of this clause (2) shall not be applicable if the proposal is approved by the affirmative vote of not less than 80% of the then outstanding shares of Voting Stock.

          EIGHTH:   A.  No director of the Corporation shall
be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or
(iv) for any transaction from which the director derived an improper personal benefit.

          B.   (1)  Each person who was or is made a party or
is threatened  to be made a party to or involved in any  action suit or  proceeding whether civil, criminal, administrative
or  investigative (hereinafter a "proceeding"), by reason of the fact  that he or she is or was a director,  officer  or
employee of  the Corporation or is or was  serving  at  the
request  of the Corporation as a director, officer, employee or agent of another corporation or of a partnership,  joint
venture,  trust or other enterprise, including service  with respect  to an employee benefit plan, whether the  basis  of such proceeding is alleged action in an official capacity as a director,  officer, employee or agent  or  in  any  other
capacity  while serving as a director, officer, employee  or agent,  shall  be  indemnified and  held  harmless  by  the
Corporation to the fullest extent authorized by the Delaware
General Corporation Law, as the same exists or may hereafter be amended (but in the case of any such amendment, only  to the extent  that such amendment permits the Corporation  to provide broader
indemnification  rights  than  said law permitted     the  Corporation
to  provide  prior     to such
amendment),   against  all  expense,  liability   and   loss
(including  attorneys  fees,  judgments,  fines,     including
excise  taxes with respect to an employee benefit  plan,  or
penalties     and  amounts  paid  in  settlement)   reasonably
incurred  or suffered by such person in connection therewith and such indemnification shall continue as to a person  who has ceased to be a director, officer, employee or agent and shall inure  to the benefit of his or her heirs,  executors and
administrators;  provided,  however,  that,  except  as
provided in  paragraph  (2) hereof, the  Corporation  shall
indemnify any  such  person  seeking  indemnification in
connection  with a proceeding (or part hereof) initiated  by such person  only if such proceeding (or part thereof)  was
authorized  by  the board of directors of  the  Corporation.
The right to indemnification conferred in this paragraph (1) of
Paragraph B shall include the right to be  paid  by  the
Corporation  the  expenses incurred in  defending  any  such proceeding  in  advance of its final disposition;  provided, however,  that  if  the  Delaware  General  Corporation  Law requires,  the  payment  of  such  expenses  incurred  by  a director or officer in his or her capacity as a director  or officer (and not in any other capacity in which service  was or is  rendered by such person while a director or officer,
including,  without  limitation,  service  to  an   employee
benefit  plan)  in  advance of the final  disposition  of  a
proceeding  shall  be  made  only  upon  delivery     to   the
Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director of officer is not entitled to be indemnified under this Paragraph B or otherwise.

     (2) If a claim under paragraph (1) of this Paragraph B is not paid in full by the Corporation within thirty (30) days
after  written  claim  has  been  received       by the
Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on
the  Corporation.   Neither the failure of  the  Corporation
(including      its  board  of directors,  independent   legal
counsel,  or  its stockholders) to have made a determination
prior   to     the   commencement   of   such   action    that
indemnification   of  the  claimant   is   proper     in   the
circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General
Corporation  Law,  nor  an  actual  determination     by   the
Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

          (3)   The right to indemnification and the payment
of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Paragraph B shall not be exclusive of any right which any person may have or hereafter acquire under any statute, provision of the Restated Certificate of Incorporation, Bylaw, agreement,
vote   of stockholders  or  disinterested   directors     or
otherwise.

    (4) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise, including an employee benefit plan, against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

          (5)  Upon resolution passed by the board of
directors, the Corporation may establish a trust or other designated account, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of certain of its obligations arising under this Article EIGHTH.

     (6) If any part of this Article EIGHTH shall be found, in any action, suit or proceeding or appeal therefrom or in any other circumstances or as to any particular officer, director or employee to be unenforceable, ineffective or invalid for any reason, the enforceability, effect and validity of the remaining parts or of such parts in other circumstances shall not be affected, except as otherwise required by applicable law.

     NINTH: A. The annual meeting of the stockholders for the election of directors shall be held at the principal office of the Corporation beginning in 1988, unless and until otherwise provided in the Bylaws.

     B. Elections of directors need not be by ballot unless the Bylaws of the Corporation shall so provide.

          C.       Unless  authorized  by  a  majority   of the
Disinterested Directors (as defined in Article SEVENTH), no action required to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is
specifically denied.   In  the  event  a  majority  of  the
Disinterested Directors authorizes the Corporation to take action upon such written consent, the consent in writing to such action signed by stockholders holding at least that proportion of the total voting power on the question which is required by law or this Restated Certificate of Incorporation shall be sufficient for the purpose, without the necessity for a meeting of the stockholders. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date by majority vote, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors.
Any amendment, change or repeal of this Paragraph C of Article NINTH, or any other amendment of this Restated Certificate of Incorporation that will have the effect of permitting circumvention of or modifying this Paragraph of Article NINTH, shall require the favorable vote, at a stockholders' meeting, of the holders of at least sixty-seven percent (67%) of the outstanding shares of stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

     TENTH:     A.  The Corporation may purchase or  redeem its
own shares in the manner and on the conditions permitted and provided in Section 160 of the Delaware General Corporation Law or other applicable law, and as may be authorized by the board of directors. Shares so purchased shall be considered treasury shares, and may be reissued and disposed of as authorized by law, or may be canceled and the capital stock reduced, as the board of directors may, from time to time, determine in accordance with law.

     B.     The Corporation may issue convertible securities
and     rights  to  convert  shares  or  obligations  of   the
Corporation into shares of any authorized class of stock, and the right or option to purchase shares of any authorized class of stock, in the manner and on the conditions permitted and provided in Sections 151 and 157 of the Delaware General Corporation Law or other applicable law, and as may be authorized by the board of directors.

     C. The board of directors shall have such power and authority with respect to capital, surplus and dividends, including allocation, increase, reduction, utilization, distribution and payment, as is permitted and provided in Sections 154, 170 and 244 of the Delaware General Corporation Law or other applicable law.

          ELEVENTH: Except as otherwise expressly provided in this Restated Certificate of Incorporation, amendments to this Restated Certificate of Incorporation, including any change in the right of holders of stock of any class and any increase or reduction of capital stock, shall require the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding shares of stock of each class entitled to vote thereon as a class in accordance with the provisions of
Section 242 of the Delaware General Corporation Law.

          TWELFTH:   Except  as  may be  otherwise  required
by applicable law, the sale and any other transfer of fully paid stock in the Corporation shall be free from any restrictions or all liens imposed by the Corporation.

    IN  WITNESS  WHEREOF,  this  Restated  Certificate  of
Incorporation has been signed this ____ day of [], 1997.


                                   XCL LTD.


                                   _____________________
                                   Marsden W. Miller, Jr.
                                   Chairman and Chief Executive
                                   Officer

[SEAL]


ATTEST:

________________________________
Lisha C. Falk, Secretary



STATE OF LOUISIANA

PARISH OF LAFAYETTE


    BE IT REMEMBERED that on this _____ day of [] 1997, personally came before me, a Notary Public for the State of Louisiana, Parish of Lafayette, Marsden W. Miller, Jr., who acknowledged himself to be the Chairman of the Board and Chief Executive Officer of XCL Ltd., a Delaware corporation, an that he, as such Chairman of the Board and Chief Executive Officer, being authorized so to do, executed the
foregoing   Restated   Certificate  of  Incorporation,   and
acknowledged the same to be his act and deed and the act and deed of the corporation, and that the facts therein stated are true.

    GIVEN under my hand and seal of office the day and year aforesaid.


                                   ________________________
                                   Notary Public


                    My Commission Expires:
                    _________________________



                                                               APPENDIX C

                              XCL LTD. LONG-TERM STOCK
                                   INCENTIVE PLAN
             AS AMENDED AND RESTATED EFFECTIVE AS OF JUNE 1, 1997

1.  Purpose.
               (a)   The purpose of the XCL Ltd. Long-Term
Stock Incentive Plan (the "Plan") is to promote the interests of
XCL Ltd. ("XCL") and  its shareholders by strengthening the
ability of the Company (as   hereinafter  defined)  to attract
and retain directors, officers and key employees, and certain other individuals who the Company deems can render a valuable contribution to the direction and success of the Company's efforts by helping
create  an entrepreneurial   environment  in  which such
individuals   are encouraged  to maximize shareholder
value.  The Plan permits  the granting  of Incentive Stock
Options, Nonqualified Stock Options, Reload  Options,
Restricted Stock  and  Performance  Units   or Appreciation Grants,
all as hereinafter defined.

(b) The Plan as set forth herein constitutes an amendment and restatement, effective as of the date of adoption of this amendment and restatement by the Board, of the Plan as previously adopted by the Company, and shall supersede and replace in its entirety such prior plan with respect to Awards granted under the Plan from and after June 1, 1997; the provisions of the Plan as in effect prior to June 1, 1997 shall control as to Awards granted under the Plan prior to such date.

          2.     Definitions; Construction.

               (a)  As used in the Plan the defined terms
"Plan" and "XCL" shall          have the meanings ascribed to
them above and the following
defined terms shall have the following meanings:

                         (i)  "Affiliates" shall mean any
     parent corporation or subsidiary corporation of XCL as defined in Sections 425(e) and (f) of the Code, as the same may be in effect from time to time.

                         (ii)  "Agreement" shall mean an
     agreement between the Company and a participant setting forth the terms and conditions of an Award.

                    (iii)     "Award" shall mean an Incentive
     Stock Option, Nonqualified Stock Option, Reload Option,
     Restricted Stock, Performance Unit or Appreciation Grant as described in and granted under the Plan.

                   (iv) "Board" shall mean the Board of Directors of XCL.

                  (v)     "Code" shall mean the Internal Revenue
     Code of 1986, as amended.

                   (vi)  "Committee" shall mean the
     Compensation Advisory Committee of the Board, as the same may be constituted from time to time.

                         (vii)      "Common Stock" shall mean
     shares of capital stock  of XCL designated as "Common
     Stock" pursuant to XCL's Certificate of Incorporation.

                     (viii)          "Company" shall mean XCL and its
         Affiliates.

     (ix) "Directors" shall mean the members of the Company's Board.

               (x)  "Fair Market Value" on any Trading Day
shall mean the
last  sales price, regular way, per share of Stock          on
such day as reported in the principal
consolidated reporting system  with respect to Stock listed on the principal United States  securities exchange on which
Stock is  listed  or admitted to trading, or if Stock is not then listed  on  any United States stock exchange, the last
sales price reported on each  such  day  in the National Market
System of  the National   Association  of  Securities  Dealers'
Automated Quotation System ("NASDAQ"), or, if not so reported, the average of the bid and asked prices on each such day as reported in the "pink sheets" published by the National
Quotation Bureau, Inc. or any successor thereof, or, if not so reported, the average of the middle market quotations on each such day as reported on The Stock Exchange Daily Official List or any other stock exchange on which Stock is traded and, if not so reported, then as determined in good faith by the Board. The term "Trading Day" shall mean a day on which the market used for calculating the last sales price of Stock is open for the transaction of business, or, if shares of Stock are not so listed or admitted to trading, a business day.

          (xi) "Incentive Stock Option" shall mean an option granted pursuant to the provisions of this Plan which meets the requirements of Section 422 of the Code, as the same may be in effect from time to time.

     (xii) "Non-employee Director" shall mean any member of the Board who is not also an employee of the Company.

          (xiii)     "Nonqualified Stock Option" shall mean
any option granted pursuant to the provisions of the Plan which is not an Incentive Stock Option.

          (xiv)     "Performance Unit" or "Appreciation
Grant" shall mean a grant described in Section 8.

(xv) "Preferred Stock" shall mean shares of the Amended Series A, Cumulative Convertible Preferred Stock of the Company, $1.00 par value or any other series of preferred stock of the Company as designated by the Committee with respect to an Award.

          (xvi)     "Reload Option" shall mean any
Nonqualified Stock
Option granted pursuant to the provisions of  Section 6(j).
      (xvii)     "Restricted  Stock" shall  mean  any
Stock delivered  subject to the restrictions set forth in
Section 7.

          (xviii)     "Stock" shall mean Common Stock,
Preferred Stock, or a combination of both, as determined in the discretion of the Committee at the time an Award is granted pursuant to the provisions of this Plan.

       (xix) "Stockholder employee" shall mean any employee owning Stock (using the attribution rules of Section 425(d) of the Code, as the same may be in effect from time to time) possessing more than 10% of the total combined voting power of all classes of Stock of XCL or any of its Affiliates.

(b)  References in the Plan to Sections are to
Sections  of the Plan  unless otherwise  indicated.   The  words
"hereof", "herein", "hereunder" and comparable terms refer to the entirety of the  Plan  and  not  to  any  particular Section or other subdivision hereof.  Words in the singular include the plural
and vice  versa.   Words  in the masculine gender shall
include  the feminine  and  neuter  and vice
versa.   The  word  "or"  is  not exclusive.   The  word
"including"  shall  be  deemed  to   mean "including, without
limitation". The Section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

      3.   Stock Available under Plan.  Subject to adjustment
as provided in Section 9, the total number of shares of Common
Stock with  respect to which Awards may be granted may equal but  shall not  exceed  60 million shares of Common Stock.  For purposes  of computing  the number of shares of Common  Stock  available for Awards at any  time, there shall be debited against  the  total number  of  shares  (i)  the number of  shares  of
Common Stock issuable upon exercise of any options, (ii) the number of shares of Common Stock which is Awarded as Restricted Stock, and (iii) the  maximum number of shares of Common
Stock that may be  issued under Performance Units.
Any shares of Common Stock represented by Awards which are canceled, forfeited, terminated or expire unexercised shall again be available for  grants and  issuance under  the Plan. Subject to adjustment as provided in Section 9, the total number of shares of Preferred Stock with respect to which Awards may be granted may equal but shall not exceed 200,000 shares of Preferred Stock. For purposes of computing the number of shares of Preferred Stock available for Awards at  any
time,  there shall be debited against the total number of shares
(i)  the  number  of  shares  of Preferred  Stock issuable  upon exercise of  any  such options, (ii) the number of  shares  of Preferred  Stock which is Awarded as Restricted Stock, and  (iii) the  maximum  number of
shares of Preferred  Stock  that  may  be issued     under
Performance Units. Any shares of Preferred Stock represented by Awards which are canceled, forfeited, terminated or expire unexercised shall again be available for grants and issuance under the Plan.

      4. Participants. Persons eligible for Awards under the Plan shall be limited to such key employees of the
Company (including Directors) who have substantial
responsibility in  the direction  and management of the
Company, Non-employee  Directors and  other  individuals who, while not employees of the  Company, are  identified
by the Committee or the Board as persons who  can render  a
valuable contribution to the direction and success  of
the  Company's  efforts.   Except in  the  case  of  Non-
employee Directors, the Committee shall have the sole
discretion to select those     persons
eligible for Awards. Non-employee Directors shall be eligible to participate in the Plan as provided in Section
5.

      5.               Non-employee  Director  Awards.   Awards other  than
Incentive Stock Options may be granted to Non-employee
Directors. Any Award to a Non-employee Director shall be made by the remaining Directors. A Non-employee Director shall not act with respect to any Award made to himself. With respect to Awards to Non-employee Directors, the Directors shall have all of the powers that the Committee has under the Plan with respect to Awards to employees of the Company.

      6. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by Agreements in such form, not inconsistent with the Plan, as the Committee shall determine. The following terms and conditions shall apply to all Incentive Stock Options, Nonqualified Stock
Options  and  Reload Options:

          (a)   Option  Shares.  The Committee  shall
determine whether a Nonqualified Stock Option shall be an Option to purchase shares of Common Stock or an Option to purchase shares of Preferred Stock. Incentive Stock Options shall only give the optionee the option to purchase shares of Common Stock.

               (b)  Option Price.  The Committee shall
determine  the option price  of all
     Nonqualified Stock  Options  and  all
     Incentive Stock Options; provided, however, in the
    case  of Incentive Stock Options, the option price shall not be  less than  the  Fair Market Value of
the Stock on  the  date  the option                      is granted
and, provided, further, that in the case of an individual who is a Stockholder employee on the date of grant, the option price of an Incentive Stock Option shall be at least 110% of the then
     Fair Market Value of  the Stock.

               (c) Option Term. The Committee shall determine the expiration date of a Nonqualified Stock Option and an Incentive Stock Option; provided, however, in the case of Incentive Stock Options, the term shall expire no later than one day prior to the end of ten years from the date the option was granted, and, provided, further, that Incentive
     Stock Options granted to employees who are Stockholder employees on the date of grant shall expire no later than one  day  prior to the end of five years from  the  date  of grant.
   Options may terminate earlier as provided herein.

                    (d)    Exercise  of  Options.   The
     Committee  shall determine  when  Incentive  Stock
     Options  and  Nonqualified Stock
     Options are exercisable, in whole or in part, provided, however, that except as expressly set forth herein to the contrary under no circumstances will an option be exercisable within 6 months (or such greater or lesser period prescribed or permitted by any applicable rule promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including without limitation Rule 16(b)-3, as in effect from time to time), from its date of grant.

(e)  Manner of Exercise.  Upon exercise of an
Option, shares of  Stock  shall  be  paid  for  as described in the Agreement evidencing the Option. The provisions of Option granted under the Plan need not be the same with respect to the manner of exercise. Specifically, an Option may permit payment for shares of Stock upon its exercise in full with one or more of any of (i) cash (including a certified or official bank check or the equivalent acceptable to XCL), (ii) the equivalent Fair Market Value of shares of Stock, properly endorsed, (iii) the equivalent fair market value of any other property acceptable to XCL, or (iv) any combination of (i),
(ii), or (iii). Options  may  be exercised by written notice to
XCL in the manner provided in  the applicable  Agreement.   In
the event the Stock issuable upon exercise of an option is not registered under the Securities Act of 1933, as amended (the "Securities Act"), then XCL will require that the registered owner deliver an investment representation in the form acceptable to XCL and its counsel and XCL will place a legend on the certificate for such Stock restricting the transfer of the same.

          (f) Limitation on Amount. In the case of Incentive Stock Options only, no employee may be granted Incentive Stock Options to the extent the aggregate Fair Market Value (as of the date of grant) of the Stock subject to Incentive Stock Options that are first exercisable during any calendar year exceeds $100,000.

          (g)   Non-Transferability.  All options granted
under this  Plan  shall  be  non-assignable  and  non-
transferable
     otherwise  than  by  will  or by the  laws  of descent
     and distribution.   During  the lifetime of the  optionee,
     the option is exercisable only by him, or, in the case of his incapacity, by his legal representative.

          (h)   Termination  of  Employment.   In  the case  of
     Nonqualified  Stock Options, the Committee  shall
     determine the applicable provisions of such Options in the event of an Optionee's  death, disability and
     termination of employment. In  the  case of Incentive
     Stock Options, (i) on termination of  an optionee's
     employment with the Company other than by reason  of death or disability, the optionee shall have  the right  to
     exercise his  then
outstanding  Incentive  Stock Options  within  three months of such  termination  to  the extent  he  was entitled to exercise the  same  immediately prior to termination; and (ii) on
termination of employment by  reason  of  death or disability
(within the  meaning  of Section  22(e)(3) of the
Code, as the same may be in  effect from   time
to time), the optionee, his  estate,  personal
     representative,  or  beneficiary shall  have  the right
     to exercise his then outstanding Incentive
Stock Options at any time   within twelve months  from  the  date  of
death or termination of employment by reason of disability for the full number of shares subject to Incentive Stock Options at the date of termination of employment by reason of death or disability, irrespective of any vesting provisions except as provided in the first sentence of
     Section 6(c) above.

          (i) Time of Grant. The grant of an option shall occur as of the date or time when the Company completes the corporate action constituting an offer of Stock for sale to an optionee.

(j) Reload Options. In the event an optionee exercises a Nonqualified Stock Option to purchase shares of Common Stock by payment of all or a portion of the exercise price with shares of Stock which the optionee has owned for at least six months, the optionee may receive a Reload Option in the form a new Nonqualified Stock Option to purchase a number of shares of Common Stock equal to the number of shares of Common Stock used in payment of the exercise price of the original option.

No Reload Options shall be granted in connection with the exercise of any Nonqualified Stock Option to purchase shares of Preferred Stock.

(k)   No Stockholder Rights.  Nothing contained in the
Plan or in any Agreement shall be construed to confer upon the holder of an option the right to vote or to receive dividends (except in the case of Options on Preferred Stock as provided in Section 6(m) below) or subscription rights, or to consent or to receive notice as a stockholder in respect of the meetings of stockholders of XCL or the election of directors of XCL or any other matter, or any other rights whatsoever as a stockholder of XCL.

               (l)   No Fractional Shares.  XCL shall not be
     required to issue fractional shares of Stock upon exercise of any options.

          (m)  Dividend Accruals.  A Nonqualified Stock
     Option to purchase shares of Preferred Stock may, as
     determined by the Committee, include a provision pursuant
     to which the number of shares of Preferred Stock acquirable upon exercise of such Option shall be increased (without increase in the Option price) by a number of shares of Preferred Stock equal to  the  dividends  that would have
     been received by the Optionee (i) had the Optionee owned the shares of Preferred Stock as to which the Nonqualified Stock Option is being exercised from the date of grant of such Option to the  date of  such exercise and
     (ii) assuming the Company had declared and  paid  in kind
     all  regularly scheduled  dividends            as provided
     under such Preferred Stock.

     7.     Restricted Stock.  Except as otherwise provided herein,
the Committee shall have the sole discretion to determine the restrictions that shall apply to each Award of
Restricted  Stock hereunder (including, without limitation, the time and manner  of vesting, provisions applicable on death,  disability or  other termination  of employment, conditions of forfeiture and  whether any  consideration  should be paid by  the grantee).
Any  such restrictions shall be embodied in the applicable Agreement and in a legend placed on the certificate for Restricted Stock.  As soon as  practicable following a grant of Restricted Stock, XCL shall transfer  to the name of the grantee any and all Awarded shares. A certificate or certificates for all shares of
Restricted Stock registered in the name of a grantee shall be promptly drawn and held for the grantee by XCL. The grantee shall thereupon be a stockholder and shall have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares. As the restrictions described below are released, a certificate  (without  the legend described  above
but with an appropriate    restrictive   legend   setting   forth transfer
restrictions under the Securities Act) for the number  of
shares with  respect  to which restrictions have been released will be delivered  to  the  grantee  as soon as  practicable. Any new, additional  or different securities, cash or other
property the grantee may become entitled to receive shall be subject to the same restrictions applicable to the Restricted Stock with respect to which such new, additional or different securities
or property are  received.   Shares  of Restricted Stock  may
not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of until such time as the stated restrictions lapse.

8.     Performance  Units  or  Appreciation Grants.
The Committee  may  grant  Performance Units or  Appreciation
Grants entitling  the  holder to receive a fixed or
variable number of share-denominated units subject to such conditions of vesting and time of payment as the Committee may determine and as set forth in the applicable Agreement in case of Performance Units or
entitling   the  holder  to  receive  compensation based  upon
appreciation  measured by Common Stock, Preferred Stock
or  such other  market-based  criteria relating  to  the Company or its business  as  the  Committee may establish and  subject to such conditions  of  vesting and time of payment as the
Committee may determine and set forth in the applicable Agreement in the case of Appreciation Grants. Payments in respect of
Performance Units or  Appreciation Grants may be paid in cash, in Stock,  or  in  a combination of cash and Stock, as the
Committee shall  determine. Such  payments  in respect of
Performance Units  or  Appreciation Grants shall represent an unsecured and unfunded promise to pay such amounts and the holder shall have
no rights other than as  a general creditor   of  the  Company.
Performance   Units  or Appreciation  Grants  may  not be sold,  exchanged, transferred, pledged, hypothecated or otherwise disposed of except as provided in the applicable Agreement.

     9.   Recapitalization or Reorganization. (a)   The
aggregate number of shares of  Stock for  which
Awards  may  be  granted under the Plan,  the  number  of
shares covered  by outstanding Awards and the exercise price per  share for  each  outstanding option, shall be
proportionately  adjusted for  any  increase or decrease
in the number of issued shares     of
Stock resulting from the subdivision or consolidation of all outstanding shares, or the payment of a Stock dividend on all outstanding shares of Stock after the effective date of the Plan, or other increase or decrease in such shares effected without receipt of consideration by XCL; provided, however, that any adjustment to Awards resulting in the right to receive fractional shares shall be eliminated. The provisions of this Section 9 shall be applied separately with respect to shares of Common Stock and shares of Preferred Stock.

          (b)  If XCL shall at any time merge or consolidate
with  or into   another  corporation,  the  holder  of  each
Award will thereafter  receive,  upon exercise or transfer  of shares,  the securities or property to which a holder of an
equivalent  number of  shares of Stock would have been
entitled upon such merger  or consolidation,  and XCL shall take such steps in connection with such merger or consolidation as may be necessary to assure that the provisions of this Plan
shall thereafter be applicable,     as
nearly as reasonably may be, in relation to any securities or property thereafter deliverable. A sale of all or substantially all of the assets of XCL for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes.

          10.          Change in Control.  Notwithstanding any
provision in the Plan to the contrary, but subject to the first sentence of Section 6(c) hereof, (i) each option granted under the Plan shall become  immediately  exercisable in whole  or in  part, at the election of the optionee, (ii) the restrictions applicable to each share of Restricted Stock shall immediately lapse, and (iii) payment  in respect of Performance Units or Appreciation
Grants shall be  immediately due upon the occurrence of an
event  which constitutes a change in control of XCL.  For purposes  of  this
Section  10, a "change in control of XCL" shall mean a change in
control  of  a  nature that would be required to be reported     in
response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if:

         (A)   any  "person" (as such term is used in
     Sections 13(d) and 14(d) of the Exchange Act), other
     than XCL or  any person     who
     on the effective date the Plan (as  hereinafter
     provided in Section 13) is an officer or director of
XCL, is or  becomes the "beneficial owner" (as
     defined in Rule 13d-3 under the Exchange Act, as such Rule is in effect from time to time), directly or indirectly, of securities of XCL representing 20% or more of the combined voting power of
     XCL's  then outstanding securities, unless such person
     owns, directly  or  indirectly, as of such effective date
     of  the Plan,  more than 25% of the combined voting power
     of XCL's then outstanding securities, in which case, if any such person (a "Major Stockholder") becomes the beneficial owner, directly or indirectly, of 33 % or more of the combined voting power of XCL's then outstanding securities; provided, further, however, that acquisition of 33 % or more of such combined voting power shall not constitute  a  "change  in control  of
     XCL" if (1) such combined voting power does not exceed 37-1/2% or more of the combined voting power of XCL's then outstanding securities, and (2) either (i) to the extent any such increase in a Major Stockholder's
     beneficial ownership  results from a redemption of
     purchase by  XCL  of its  securities,
     or (ii) if the Board, by vote of two-thirds (2/3)
     of   the  full  Board,  in  good  faith,  determines
     (hereinafter referred to as a "Determination") both (X) that such acquisition does not constitute, in fact, a change in control of XCL, and (Y) that such Major Stockholder does not and cannot then control XCL; and

          (B)   during any period of two consecutive
     years prior to the date of such Determination, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof, unless the election of each Director who was not a Director at the beginning of such period has been approved in advance by Directors representing at least two-thirds ( ) of the Directors then in office who were Directors at the beginning of the period. 11. Administration.

          (a)  The Plan shall be administered by the Committee
or, in the  case  of Awards to Non-employee Directors, by the remaining Directors.  The Committee shall be comprised solely of two (2) or more disinterested Directors constituted so as to permit the Plan to  comply  with  Rule  16b-3,  as  currently in effect or as hereinafter modified or amended ("Rule 16b3"), promulgated under the Exchange Act. The Board may from time to time remove members from  or  add  members
to  the  Committee.   Vacancies  in the
Committee,  however caused, shall be filled by  the Board.     The
Committee shall select one of its members chairman and shall hold meetings  at  such  time  and places as it
may determine. The Committee may appoint a secretary and, subject to the provisions of the Plan and to policies determined by the Board,  may  make such rules and regulations for the
conduct of its business as  it shall   deem  advisable. A
majority  of the  Committee  shall constitute a quorum.  All action of the Committee shall be  taken by a  majority  of its members.  Any action may be  taken by  a written  instrument signed by at least a majority of the  members or  at  a  meeting
conducted by means of telephone  or  similar communications   equipment
pursuant     to   which   all persons participating in the meeting can
hear each other, and action so taken shall be as fully effective as if it had been taken at a meeting duly called and held.

          (b) Subject to the express terms and conditions of the Plan, the Committee or, if applicable, the Directors shall have full power to make Awards, to construe or interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration.

     (c) Except as otherwise provided herein, the Committee or, if applicable, the Directors may determine which persons shall be granted Awards, the number of shares subject to Awards, the time at which Awards
shall vest and the terms of  the  Awards.     In
making such determinations, the Committee or, if applicable, the Directors may take into consideration the anticipated value to XCL of the services rendered by such individuals, their present and potential contributions to XCL's success and such other factors as the Committee in its discretion shall deem relevant. All decisions made by the Committee or, if applicable, the Directors in selecting the optionees, in establishing the number of shares which may be issued under each Award and in construing the provisions of the Plan shall be final.

     (d) The Committee shall report to the Board the names of persons granted Awards, the number of shares involved, and the terms and conditions of each Award.

     (e) No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option or Award and service on the Committee shall constitute service as a director, entitling such Committee member to indemnification and reimbursement for such service to the same extent as for service rendered as a director.

       12. Tax Withholding. The Committee may require any person entitled to receive payment in respect of an Award to remit to the Company, prior to such payment, an amount sufficient to satisfy any Federal, state or local tax withholding requirements. The Committee shall also have the exclusive right to permit an individual to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares of Stock that would otherwise be received by such individual, pursuant to such rules as the Committee may determine from time to time in compliance with the provisions of Rule 16b-3(e) promulgated under the Exchange Act, as such Rule or any other comparable Rule may be in effect from time to time.
     13. Effective Date and Termination. The effective date of the prior plan as approved by the shareholders of XCL was June 2, 1992. The effective date of this amended and restated Plan shall be June 1, 1997 provided that it is approved by the shareholders of XCL within twelve months of such date. Specifically, Options granted under the Plan shall not be exercisable unless and until such approval is obtained. This Plan shall terminate on June 2, 2002, but the Board of Directors may terminate the Plan at any time prior thereto. Termination of the Plan shall not alter or impair, without the consent of the optionee or grantee, any of his rights or obligations and any Award made under the Plan.

      14.   Amendments.  The Board may from time to  time  alter,
amend,  suspend or discontinue the Plan; provided, however,
that no  such action of the Board may alter the provisions of the Plan so  as  to alter any outstanding Awards to the
detriment  of  the optionee or grantee without his consent,
and, no amendment to the Plan  shall be made without
stockholder approval which shall  (i) increase  (except as
provided in Section 9) the total number  of shares  reserved for issuance pursuant to the Plan;  (ii)  change the  class of individuals entitled to participate under the Plan; or (iii)
withdraw the administration of the Plan from a committee
consisting of at least two "disinterested persons" (as defined in
Section  11(a)).   The Committee may, from time to  time,
alter, amend,  cancel or terminate any outstanding Award, in any  manner not  inconsistent with the Plan; provided, however, that no  such action of the Committee may alter, amend, cancel or terminate  an Award  to  the detriment of the optionee or
grantee  without  his consent.     The Plan may not be amended
more than once every six months except to comport with changes to the Code, the Employee Retirement Income Security Act, the
Exchange Act, or the rules and regulations thereunder. Notwithstanding anything in the Plan to the contrary, the Board shall have the power to amend the Plan to conform the Plan to all applicable requirements of law.

     15. No Right to Employment. No person shall have any claim or right to receive grants of Awards under the Plan. Neither the Plan, the grant of Awards under the Plan, nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any employee any right to be retained in the employ of the Company or to interfere with or to limit in any way the right of the Company to terminate the employment of such individual at any time.
16. Registration. Although there shall be no obligation or duty for XCL to register under the Securities Act or any state securities law at any time the Awards that may be granted hereunder or the Stock that may be issuable upon grant or exercise of such Awards, XCL shall make commercially reasonable efforts to do so. XCL shall not be required to issue or deliver any shares of Stock prior to completion of such registration or other qualification of such shares under any state or Federal law, rule or regulation if XCL shall determine that issuance or delivery will hinder such registration or qualification to be necessary or desirable.


                                                         APPENDIX D

                       XCL LTD. APPRECIATION OPTION AGREEMENT



     XCL Ltd., a Delaware corporation (the "Company" or "XCL"), as of this 1st day of June, 1997, hereby irrevocably
grants to M. W.   Miller,  Jr.  ("Executive") in  consideration
of services rendered and to be rendered by the Executive, the right to receive certain compensation from time to time upon exercise of this appreciation option (the "Appreciation Option") based upon the then-appreciation amount ("Appreciation Amount") as described hereunder pursuant to the Company's Long-Term Stock Incentive Plan (as amended and restated effective June 1, 1997) (the "Plan") on or before June 1, 2007 (the "Expiration Date") as of which date this Appreciation Option expires, subject however to the following terms and conditions:

1.     Appreciation Amount.  As of any time of
exercise  by Executive, the total then-Appreciation Amount will be  an  amount equal  to  5%  of  the positive difference, if any,  between  the market capitalization of XCL as of June 1,
1997 and  the  market capitalization  of  XCL as of such time of exercise, reduced  in each  case by a percentage equal to
the total percentages  as  to which   Executive  has
previously exercised  this  Appreciation Option.   For
purposes of the foregoing provision, the market capitalization of XCL shall be the aggregate total of :
the total number of outstanding shares of XCL's Common Stock as of such date, the total number of outstanding shares of any issue of Preferred Stock issued by XCL as of such date, plus the total number of outstanding options and warrants to acquire (whether by purchase, conversion or otherwise) XCL securities issued by XCL as of such date; multiplied, in the case of shares of XCL's Common Stock or XCL's Preferred Stock, by the per share average of the Fair Market Value of such shares as of June 1, 1997 or for the 30-day period immediately preceding such date of exercise, as applicable, and in the case of options or warrants by the per unit fair market value of such options or warrants as of such date as determined by the Board of Directors of the Company.

      2. Time and Rules of Exercise. Executive may exercise this Appreciation Option, in whole or in 10% increments, as of each  June 1 or December 1 from and after June 1, 2002 by giving 45  days  advance written notice of such exercise to the
Company and  of the percentage of the Appreciation Option as to which the Appreciation  Option is to be exercised.  Upon each exercise  of the  Appreciation Option, Executive must tender to the Company  a payment equal to twenty percent (20%) of the
Appreciation  Amount payable to him upon such exercise (which payment shall be  deemed made  and netted against such
Appreciation Amount in the case  of payment  to  him  of the
Appreciation Amount in cash); provided, however, that Executive shall cease to have an obligation to  pay any  exercise price to the Company as consideration for  exercise of the
Appreciation Option after he has paid an aggregate of five
million dollars in the exercise of the Appreciation Option.
From and  after the  date he has paid an aggregate  of  five million dollars  to  the Company in exercise of the
Appreciation Option, Executive   shall not  be required  to
tender any   further consideration to the Company as a condition
to exercise of this Appreciation Option.  Within 10 days after receipt of notice from Executive of Executive's election to exercise this Appreciation Option in whole or in part provided that it has  by  such  time received from Executive any exercise price owed in consideration of  such  exercise,  the  Company shall tender  to  Executive a compensation  payment equal to the
percentage of  the  thentotal Appreciation Amount (or
applicable net amount in the case of cash payment  thereof) as
to which the Appreciation Option  is  being exercised.   Such
compensation payment shall be paid, as elected by the Company, in cash or in shares of Common Stock or a combination thereof. In the event that Executive exercises this Appreciation Option as to less than the entire amount of the thentotal Appreciation Amount, the percentage as to which Executive exercises this Appreciation Option shall be canceled and shall no longer be available for payment of compensation based upon appreciation thereafter in the Company's market capitalization.

      3. Mergers, Consolidations, Etc. If the Company shall at any time merge or consolidate with or into another corporation, Executive  will  thereafter receive, upon the
exercise  of  this Appreciation Option at the election of the
Company either cash or the  securities or property which a
holder of the Company's Stock would  be  entitled to receive upon such merger or consolidation, and  the  Company shall take such steps in connection  with  such merger  or consolidation as may be necessary to assure that provisions of this Appreciation Option shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter deliverable in connection with any such merger or consolidation. A sale of all or substantially all of the assets of the Company for a consideration (apart from the
assumption   of  obligations)  constituted   primarily
of securities  shall  be  deemed a merger or consolidation  for
the foregoing  purposes.    In the event of the proposed  dissolution,
liquidation or reorganization of the Company, other than pursuant to a merger or consolidation as hereinabove provided, this Appreciation Option shall terminate as of a date to be fixed by the Company's Compensation Advisory Committee; provided that not less than 120 days (or such shorter period as shall elapse between the date the Board of Directors shall decide upon a dissolution, liquidation or reorganization and the effective date of such dissolution, liquidation or reorganization) prior written notice shall be given to Executive and Executive shall have the right, during such period to exercise this Appreciation Option as to all or any part of the then Appreciation Amount covered thereby, including Shares as to which this Appreciation Option would not otherwise be exercisable.

     4.   Expiration.

     (a)          This Appreciation Option shall expire and become
null and     void  at  5:00  p.m.  Lafayette,  Louisiana  time,  on
the Expiration Date or, if earlier, the date Executive's employment with the Company is terminated by the Company for "cause" or by Executive without "good reason". This Appreciation Option shall not terminate upon the Executive's termination of employment with the Company for any reason other than termination of such employment by the Company for "cause" or termination of such employment by Executive without "good reason". For purposes of this agreement, the term "cause" shall mean Executive's (i) engagement in gross negligence or willful misconduct in the performance of his duties with respect to the Company and any of its affiliates, (ii) conviction of a felony or misdemeanor,
(iii) refusal without proper legal reason to perform his duties and responsibilities to the Company or any of its affiliates or (iv) breach of any provision of a written employment agreement; provided, however, that if Executive's employment with the Company is subject to and governed by the terms of a written employment contract as of the date of Executive's termination of employment, the term "cause" for purposes of this agreement shall include only those events or circumstances which, pursuant to the terms of such employment agreement, enable the Company to terminate Executive's employment without liability to Executive (whether in the nature of breach of contract damages, liquidated damages, punitive damages, compensatory damages or otherwise). For purposes of this Agreement, the term "good reason" shall mean (i) the removal of Executive as Chief Executive Officer of the Company, (ii) a reduction in Executive's annual base salary by more than 10% unless such reduction was pursuant to a Company wide cost reduction program pursuant to which all Company employees were treated substantially equally, (iii) a breach by the Company of any obligation owed to Executive under any written agreement between Executive and the Company with respect to Executive's employment with, or benefits from, the Company or any of its affiliates), or (iv) death or total disability of Executive.

     (b) Notwithstanding any provision in this Appreciation Option or the Plan to the contrary, this Appreciation
Option shall become immediately exercisable in whole or in
part, at  the election  of  Executive, upon the occurrence of an  event  which constitutes  a  change of control of XCL. For purposes  of  this Paragraph (b), a "change in control of XCL"
shall mean  a  change in  control of a nature that would be
required to be reported in response  to  Item  5(f)  of  Schedule  14A  of
Regulation 14A promulgated under the Exchange Act; provided that, without limitation, such a change in control shall be deemed to  have occurred  if  (Y) any "person" (as such
term is used in Sections 13(d) and 14(d) of the Exchange Act), other than XCL or any person who on the date the Plan is amended is a
director     or officer  of XCL is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of XCL representing 20% or more of the combined voting power of XCL's then outstanding securities, unless such person owns, directly or indirectly, as of the date the Plan is amended, more than 25% of the combined voting power of XCL's then outstanding securities, in which case, if any such person (a "Major Stockholder") becomes the beneficial owner, directly or indirectly, of 33 % or more of the combined voting power of XCL's then outstanding securities; provided, further, however, that acquisition of 33 % or more of such combined voting power shall not constitute a "change in control of XCL" if (1) such combined voting power does not exceed 37-1/2% or more of the combined voting power of XCL's then outstanding securities, and (2) either (i) to the extent any such increase in a Major Stockholder's beneficial ownership results from a redemption or purchase by XCL of its securities, or (ii) if the Board, by vote of two-thirds (2/3) of the full Board, in good faith, determines (hereinafter referred to as a "Determination") both (A) that such acquisition does not constitute, in fact, a change in the control of XCL and (B) that such Major Stockholder does not and cannot then control XCL or
(Z) during any period of two consecutive years prior to the date of such Determination, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least twothirds of the directors then in office who were directors at the beginning of the period. Further notwithstanding any provision in this Appreciation
Option and the Plan to the contrary, from and after the occurrence of a "change of control of XCL", the Company shall pay to Executive upon any exercise of this Appreciation Option at least 40% in cash of the net amount payable in respect of such exercise.

       5. Transferability. This Appreciation Option is granted in recognition of personal services of the Executive to the Company  or  its affiliates and is not assignable or
transferable other  than  by  will or by the laws of
descent and distribution. During     the
lifetime of the Executive, this Appreciation Option may be exercisable only by him.

     6.     Subject to Plan.  This Appreciation Option has  been
issued under the Plan and is specifically subject to and conditioned upon approval by the stockholders of the
Company     of (i)  the  June 1, 1997 amendment and restatement of the
Plan  and (ii)  separately, this Appreciation Option and
shall be null  and void ab initio if either of such
approvals are not obtained. In addition to the provisions hereof, this Appreciation Option will be subject to the power under the Plan of the Company's Compensation Advisory Committee and Board of
Directors to make interpretations of the Plan, and to make determinations and take other actions with respect to the
Plan; provided, however, that if any such interpretations, determinations, or other actions shall conflict with any of the provisions of this Agreement,  the provisions hereof shall control.  By acceptance hereof, Executive acknowledges  receipt of a
copy of the Plan  and  recognizes  and agrees     that
determinations, interpretations or other actions respecting the Plan may be made by a majority of the Board of Directors or by the Compensation Advisory Committee.

     7.     Status  of Shares of Common Stock.  Executive agrees
that  (i)  any shares of Common Stock acquired upon exercise of this Appreciation Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any
applicable   federal   or  state  securities   laws, (ii)   the
certificates representing such shares of Common Stock shall
bear such  legend  or  legends as the Committee
deems  appropriate  to assure  compliance  with applicable securities  laws,
(iii)  the Company  may  refuse to register the transfer of  the shares  of Common Stock on the stock transfer records of the Company if such proposed  transfer would constitute a violation of
any applicable securities  laws, and  (iv) the  Company  may   give
related instructions to its transfer agent, if any, to stop registration of the transfer of shares of Common Stock.

     8. Securities Laws. Executive acknowledges that he has been informed of, or is otherwise familiar with, the nature and the limitations imposed by the Securities Act of 1933, as amended (the "Act"), the Exchange Act, state securities or Blue
Sky laws, and the rules and regulations thereunder (in particular, Rule 144, promulgated under the Act and Section 16 of the Exchange Act, and Rule 16b-3 promulgated thereunder), concerning the shares which may be issued upon exercise of this Appreciation Option and agrees to be bound by the restrictions embodied in such Act, the Exchange Act, state securities or Blue Sky laws, and all the rules and regulations promulgated thereunder.

          9.           The Company's Right to Terminate Employment.
Nothing contained in this Agreement shall confer upon Executive the right to employment by the Company or any of its Affiliates.

     10. Withholding. Executive hereby agrees that he will make such arrangements as the Company deems necessary to discharge any federal, state or local employment or withholding taxes imposed upon the Company in respect of this Appreciation Option.

     11. Entire Agreement. This Agreement contains the entire agreement of the parties relative to the subject matter hereof, superseding and terminating all prior agreements or under standings,  whether oral or
written, between the  parties  hereto relative  to the
subject hereof, and this Agreement  may  not                 be
extended, amended, modified or supplemented without written consent of the parties hereto.

          12.   Governing Law.  This Agreement and all
amendments or changes relating hereto shall be deemed to have been entered into pursuant to, and shall be governed by, the laws of the State of Delaware.

          13.   Notices.   Notices  given pursuant  hereto
shall be registered or certified mail and shall be deemed delivered four (4) days after deposit in the United
States mail,  postage prepaid, addressed as follows:

               If to the Company:
               c/o XCL Ltd.
               110 Rue Jean Lafitte
               Lafayette, Louisiana  70508

                    If  to  Executive,  to the address  below
Executive's signature.

          IN WITNESS WHEREOF, this Agreement is executed as of the ____day of ___________, 19___.

Attest                         XCL LTD.



By:                              By:
Name:                            Name:
Title:                           Title:

               The undersigned Executive hereby accepts the foregoing Appreciation Option Agreement dated as of 1st day of June, 1997 (the "Date of Option"), and the undertakings on his part contained therein, and agrees to all of the terms and conditions thereof.

                              _____________________________
                              By

EXECUTIVE

Address:

                              XCL LTD.
                     (a Delaware corporation)

                      COMMON STOCK PROXY
         FOR THE SPECIAL MEETING IN LIEU OF ANNUAL MEETING
                        OF SHAREHOLDERS
                 TO BE HELD DECEMBER 17, 1997

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS

          The undersigned hereby appoints Marsden W. Miller, Jr. and Benjamin B. Blanchet, and either of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Common Stock, $.01 par value ("Common
Stock") of XCL Ltd. (the "Company") held of record by the undersigned on November 10, 1997, at the Special Meeting in Lieu of Annual Meeting of Shareholders to be held in the Acadia Room of the Hotel Acadiana, located at 1801 West
Pinhook  Road, Lafayette, Louisiana, Wednesday, December  17,
1997 at 10:00 AM, Central Standard Time, and any adjournments thereof, on the matters set forth on the reverse side.

      THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND A
                     SPACE FOR YOUR VOTE AND
                  SIGNATURE ARE SET FORTH ON THE
                          REVERSE SIDE.
              PLEASE VOTE, SIGN AND RETURN PROMPTLY.

If this proxy is properly executed, the shares of Common Stock represented thereby will be voted for items 1, 2, 3 and 4 in accordance with the instructions on this proxy. If no instructions are given, such shares will be voted FOR the election of all nominees for director, FOR approval of the amendment and restatement of the Company's Certificate of Incorporation, FOR approval of the 1997 LTSIP Restatement, FOR approval of the award of the Appreciation Option Award to Mr. Miller and in the discretion of the proxies upon any other matter which may properly come before the meeting.

Proposal     1.  The  election  of three (3) directors  to be
          designated  as Class I directors to serve  a three
          year term  until  the  2000  Annual Meeting   of
          Shareholders,  to  wit:  Arthur  W.   Hummel, Jr.,
          Michael Palliser and Benjamin B. Blanchet.

               [    ]    FOR ALL NOMINEES
               [    ]    WITHHOLD FOR ALL NOMINEES
                                   TO  WITHHOLD  VOTE  on any
          nominee  write the nominee's name in the space below.

          ____________________________________________________


Proposal 2. The approval of an amendment and restatement of the Certificate of Incorporation to provide for a onefor-[] reverse split of the issued Common
          Stock and certain nonsubstantive
          ministerial changes.

          [  ]   FOR  [  ] AGAINST    [ ]  ABSTAIN

Proposal 3. The approval of amendment and restatement of the Company's Long Term Stock Incentive Plan, effective as of June 1, 1997, and certain grants made thereunder.

          [ ]   FOR   [  ] AGAINST    [  ] ABSTAIN

Proposal  4.  The  approval of an award of an Appreciation
          Option to M.W. Miller, Jr.

          [ ]  FOR    [  ] AGAINST    [  ] ABSTAIN

Proposal 5. In their discretion, to vote upon such other business as may properly come before the meeting.

Receipt is acknowledged of the Proxy Statement dated [November 17],  1997.


THIS  PROXY  MUST BE SIGNED AS NAME APPEARS HEREON.
Executors, administrators,  trustees, etc., should  give full
title  as such.   If the  signer  is a corporation,
please  sign  full corporate name by a duly authorized officer.

___________________________________
DATE

___________________________________

SIGNATURE

___________________________________

SIGNATURE

I  plan to attend the Special Meeting in Lieu of Annual
Meeting of Shareholders:

          Yes [  ]             No [  ]


                               XCL LTD.
                        (a Delaware corporation)

              AMENDED SERIES A PREFERRED STOCK PROXY
            FOR THE SPECIAL MEETING IN LIEU OF ANNUAL
                    MEETING OF SHAREHOLDERS
                 TO BE HELD DECEMBER 17, 1997

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The  undersigned hereby appoints Marsden W. Miller,
Jr. and Benjamin B. Blanchet, and either of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Amended Series A, Cumulative Convertible Preferred Stock, $1.00 par value ("Amended Series A Preferred Stock") of XCL Ltd. (the "Company") held of record by the undersigned on November 10, 1997, at the Special Meeting in Lieu of Annual Meeting of Shareholders to be held in the Acadia Room of the Hotel Acadiana, located at 1801 West Pinhook Road, Lafayette, Louisiana, Wednesday, December 17, 1997 at 10:00 AM, Central Standard Time, and any adjournments thereof, on the matters set forth on the reverse side.

      THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND A
                        SPACE FOR YOUR VOTE AND
                              SIGNATURE
                ARE SET FORTH ON THE REVERSE SIDE. PLEASE
                   VOTE, SIGN AND RETURN PROMPTLY.

If this proxy is properly executed, the shares of Amended Series A Preferred Stock represented thereby will be voted for items 1, 2, 3 and 4 in accordance with the instructions on this proxy. If no instructions are given, such shares will be voted FOR the election of all nominees for director, FOR approval of the amendment and restatement the Company's Certificate of
Incorporation, FOR approval of the 1997 LTSIP Restatement, and FOR approval of the award of the Appreciation Option to Mr. Miller and in the discretion of the proxies upon any other matter which may properly come before the meeting.

Proposal   1. The  election  of three (3)  directors to be
          designated  as Class I directors to serve  a three
          year term   until  the  2000 Annual  Meeting   of
          Shareholders,  to  wit:  Arthur  W.   Hummel, Jr.,
          Michael Palliser and Benjamin B. Blanchet.

          [    ]     FOR ALL NOMINEES
          [    ]     WITHHOLD FOR ALL NOMINEES
          TO WITHHOLD VOTE on any nominee write the nominee's name in the space below.

          ____________________________________________________


Proposal     2.     The approval of an amendment and restatement of
          the Certificate of Incorporation to provide for a one-for-[] reverse split of the issued Common Stock and certain nonsubstantive ministerial changes.

          [  ] FOR        [ ] AGAINST    [  ]  ABSTAIN

Proposal 3. The approval of amendment and restatement of the Company's Long Term Stock Incentive Plan, effective as of June 1, 1997, and certain grants made thereunder.

          [  ]  FOR       [  ]  AGAINST   [  ]  ABSTAIN

Proposal  4.  The  approval  of an award of an Appreciation
           Option to M.W. Miller, Jr.

         [  ]   FOR       [  ]  AGAINST   [  ]  ABSTAIN

Proposal     5.   In  their discretion, to vote upon such other
        business as may properly come before the meeting.

Receipt is acknowledged of the Proxy Statement dated [November 17], 1997.


THIS  PROXY  MUST BE SIGNED AS NAME APPEARS HEREON. Executors,
administrators,  trustees, etc., should  give full  title  as
such.   If  the  signer  is a corporation, please  sign  full
corporate name by a duly authorized officer.


___________________________________
DATE

___________________________________
SIGNATURE
___________________________________

SIGNATURE

I  plan to attend the Special Meeting in Lieu of Annual
Meeting of Shareholders:
          Yes [  ]              No [  ]


                              XCL LTD.
                     (a Delaware corporation)

                SERIES B PREFERRED STOCK PROXY
              FOR THE SPECIAL MEETING IN LIEU OF ANNUAL
                     MEETING OF SHAREHOLDERS
                 TO BE HELD DECEMBER 17, 1997

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The  undersigned hereby appoints Marsden W. Miller, Jr. and
Benjamin B. Blanchet, and either of them, attorneys and proxies, with full power of substitution, and authorizes them to vote all shares of Series B, Cumulative Preferred Stock, $1.00 par value ("Series B Preferred Stock") of XCL Ltd. (the
"Company") held of record by the undersigned on November 10, 1997, at the Special Meeting in Lieu of Annual Meeting of
Shareholders to be held in the Acadia Room of the Hotel Acadiana, located at 1801 West Pinhook Road, Lafayette, Louisiana, Wednesday, December 17, 1997 at 10:00 AM, Central Standard Time, and any adjournments thereof, on the matters set forth on the reverse side.

      THE MATTERS TO BE VOTED UPON, THE INSTRUCTIONS AND A
        SPACE FOR YOUR VOTE AND SIGNATURE ARE SET FORTH
                      ON THE REVERSE SIDE.

          PLEASE VOTE, SIGN AND RETURN PROMPTLY.

If this proxy is properly executed, the shares of Series B Preferred Stock represented thereby will be voted for items 1, 2, 3 and 4 in accordance with the instructions on this proxy. If no instructions are given, such shares will be voted FOR the election of all nominees for director, FOR approval of the amendment and restatement of the Company's Certificate of Incorporation, FOR approval of the 1997 LTSIP Restatement, and FOR approval of the award of the Appreciation Option Award to Mr. Miller and in the discretion of the proxies upon any other matter which may properly come before the meeting.

Proposal   1.  The  election  of three (3) directors  to be
          designated as Class I directors to serve a three year term until the 2000 Annual Meeting of Shareholders, to wit: Arthur W. Hummel, Jr., Michael
          Palliser and Benjamin B. Blanchet.

          [  ]   FOR ALL NOMINEES
          [  ]   WITHHOLD FOR ALL NOMINEES

          TO  WITHHOLD  VOTE  on any nominee
          write the nominee's name in the space below.


          ____________________________________________________


Proposal  2.           The approval of an amendment and restatement of
          the Certificate of Incorporation to provide for a one-for-[] reverse split of the issued Common Stock and certain nonsubstantive ministerial changes.

          [  ]   FOR       [  ]  AGAINST    [  ]  ABSTAIN

Proposal  3.     The  approval of amendment and restatement of
          the     Company's  Long  Term  Stock  Incentive Plan,
          effective as of June 1, 1997, and certain grants made thereunder.

          [  ]   FOR       [  ]  AGAINST    [  ]  ABSTAIN

Proposal  4.     The  approval  of an award of an Appreciation
          Option to M.W. Miller, Jr.

          [  ]   FOR       [  ]  AGAINST    [  ]  ABSTAIN

Proposal   5.     In  their discretion, to vote upon such other
          business as may properly come before the meeting.

Receipt is acknowledged of the Proxy Statement dated [November 17], 1997.

THIS  PROXY  MUST BE SIGNED AS NAME APPEARS HEREON. Executors,
administrators,  trustees, etc., should  give full  title  as
such.   If  the  signer  is a corporation, please  sign  full
corporate name by a duly authorized officer.


___________________________________
DATE

___________________________________
SIGNATURE
___________________________________
SIGNATURE

I plan to attend the Special Meeting in Lieu of Annual Meeting of Shareholders:

     Yes [  ]   No [  ]